Oppenheimer
ETF Trust

Prospectus dated October 27, 2017
Fund	Cusip	Ticker	Exchange
Oppenheimer Emerging Markets Revenue ETF	68386C864	REEM	Bats BZX Exchange, Inc.
Oppenheimer Global Revenue ETF	68386C765	RGLB	Bats BZX Exchange, Inc.
Oppenheimer International Revenue ETF	68386C757	REFA	Bats BZX Exchange, Inc.
Oppenheimer ESG Revenue ETF	68386C773	ESGL	NYSE Arca, Inc.
Oppenheimer Global ESG Revenue ETF	68386C781	ESGF	NYSE Arca, Inc.
Oppenheimer Large Cap Revenue ETF	68386C104	RWL	NYSE Arca, Inc.
Oppenheimer Mid Cap Revenue ETF	68386C203	RWK	NYSE Arca, Inc.
Oppenheimer Small Cap Revenue ETF	68386C302	RWJ	NYSE Arca, Inc.
Oppenheimer Financials Sector Revenue ETF	68386C807	RWW	NYSE Arca, Inc.
Oppenheimer Ultra Dividend Revenue ETF	68386C401	RDIV	NYSE Arca, Inc.
This prospectus contains important information about each Fund’s objectives, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of each Fund and other account features.
Please read this prospectus carefully before you invest and keep it for future reference about your account.
The Securities and Exchange Commission has not approved or disapproved the Fund’s securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents
The Fund Summaries
1	Oppenheimer Emerging Markets Revenue ETF
6	Oppenheimer Global Revenue ETF
11	Oppenheimer International Revenue ETF
16	Oppenheimer ESG Revenue ETF
20	Oppenheimer Global ESG Revenue ETF
25	Oppenheimer Large Cap Revenue ETF
29	Oppenheimer Mid Cap Revenue ETF
33	Oppenheimer Small Cap Revenue ETF
37	Oppenheimer Financials Sector Revenue ETF
41	Oppenheimer Ultra Dividend Revenue ETF
More About the Funds
45	Investment Objectives
45	Principal Investment Strategies
46	Strategies Specific to Each Fund
50	Principal Risk Factors
58	Portfolio Holdings Information
Management of the Funds
59	The Investment Adviser
60	The Portfolio Managers
60	The Underlying Indexes
64	Administrator, Custodian and Transfer Agent
64	Distributor
Additional Information About the Funds
65	Shareholder Information
66	Creations, Redemptions and Transaction Fees
67	Dividends, Distributions and Taxes
68	Premium/Discount Information
69	Other Information
69	Additional Notices
70	Financial Highlights
To Summary Prospectus
Oppenheimer Emerging Markets Revenue ETF
Oppenheimer Global Revenue ETF
Oppenheimer International Revenue ETF
Oppenheimer ESG Revenue ETF
Oppenheimer Global ESG Revenue ETF
Oppenheimer Large Cap Revenue ETF
Oppenheimer Mid Cap Revenue ETF
Oppenheimer Small Cap Revenue ETF
Oppenheimer Financials Sector Revenue ETF
Oppenheimer Ultra Dividend Revenue ETF

The Fund Summaries
Oppenheimer Emerging Markets Revenue ETF
Investment Objective. Oppenheimer Emerging Markets Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Emerging Markets Index (the “Underlying Index”).
Fees and Expenses. The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.46%

Other Expenses[2]	0.00%

Total Annual Fund Operating Expenses	0.46%
1.	Expenses have been restated to reflect current fees.
2.	“Other Expenses” are based on estimated amounts for the current fiscal year.
Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
Oppenheimer Emerging Markets Revenue ETF	$47	$148
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.
Principal Investment Strategies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies included in the Underlying Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to its Underlying Index and its component securities, other securities not included in the Underlying Index and cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, to the extent the investment adviser believes such investments will help the Fund track the Underlying Index.
The Underlying Index is constructed using a rules-based methodology that re-weights the constituent securities of the MSCI Emerging Markets Index (the “Parent Index”) according to the revenue earned by the companies in the Parent Index, subject to a maximum 5% per company weighting. The Underlying Index is expected to contain between 400 and 600 securities, but this number may increase. The Underlying Index is rebalanced quarterly.
Since the Underlying Index will be constructed based on securities in the Parent Index, it will primarily consist of securities of emerging market companies. It may include securities of foreign companies other than emerging market companies, including European companies, and companies of any market capitalization, including small and medium capitalization companies. With respect to securities of foreign companies, the Fund may achieve its exposure either directly or through depositary receipts.
The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Due to the large number of constituent securities in the Parent Index, the Fund utilizes a “representative sampling” strategy whereby the Fund holds a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. This is designed to improve liquidity and reduce portfolio turnover. The number of holdings may increase or the Fund may switch to full replication in the future.
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Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers that are economically tied to an emerging market country. For purposes of the 80% investment policy, the Fund considers an “emerging market country” to be one that is included in the Underlying Index.
The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund will typically concentrate in investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it may invest more than 25% of its net assets in that industry or group of industries.
The Underlying Index is sponsored by MSCI, Inc. (the 'Index Provider“), which is unaffiliated with the Fund and the investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks. Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.
Concentration Risk. The Fund will typically concentrate in industries or groups of industries to approximately the same extent as its Underlying Index. The Fund may be adversely affected by the performance of the securities in a particular industry or group of industries and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry or group of industries.
Depositary Receipt Risk. Changes in foreign currency exchange rates affect the value of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and global shares (“Global Shares”) and, therefore, the value of the Fund’s portfolio. ADRs, GDRs and EDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. Global Shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S. and are represented by the same share certificate in both the U.S. and the home market. In addition, although the ADRs, GDRs, EDRs and Global Shares in which the Fund invests may be listed on major U.S. or foreign exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. There is also no guarantee that a financial institution will continue to sponsor particular ADRs, GDRs or EDRs. As a result, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.
Emerging Markets Risk. The Fund’s investments in emerging markets may be subject to a greater risk of loss than investments in more developed markets. Emerging markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities.
Foreign Currency Risk. Changes in foreign currency exchange rates affect the value of investments denominated in a foreign currency, and therefore, the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.
Foreign Market Risk. Because foreign securities in the Fund’s portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of those securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares. Conversely, Shares of the Fund may trade on U.S. exchanges at times when foreign exchanges are not open for trading. This, in either case, could lead to a difference between the U.S. market value of the Shares and the underlying value of the Fund’s portfolio.
Foreign Securities Risk. Investments in the securities of foreign companies may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, government debt burdens, or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities. Certain of the risks associated with foreign investments are heightened for investments in emerging market countries.
Geographic Focus Risk. To the extent the Fund focuses on companies in a specific country or region, the Fund is subject to greater risks of adverse developments in that country or region and/or the surrounding countries or regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the country or region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund.
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Small and Medium Capitalization Stock Risk Small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares) may have an unproven or narrow technological base and limited product lines, distribution channels, markets and financial resources. Small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. Securities of small and medium capitalization companies may also be more sensitive to changes in the economy, such as changes in the level of interest rates. As a result, the securities of small and medium capitalization companies may be subject to more abrupt or erratic price movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations.
Stock Market Risk. Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.
Financials Sector Risk Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Government regulation may also adversely affect the scope of their activities and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.
Deterioration of credit markets, such as that which occurred in 2008 and 2009, can have an adverse impact on a broad range of financial markets, causing certain financial services companies to incur large losses. In these conditions, financial services companies may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial services companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention, although there is no guarantee that governments will provide such relief in the future. These actions may cause the securities of many financial services companies to decline in value.
In response to the financial crisis in 2008 and 2009, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted into federal law on July 21, 2010, in large part to provide increased regulation of financial institutions. The Dodd-Frank Act has had and will continue to have for years to come a broad impact on virtually all participants in the financial services industry. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Government regulation also may have adverse effects on certain issuers, such as decreased profits or revenues. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted.
Energy Sector Risk The Energy sector consists of companies engaged in the exploration, extraction and refining of coal, oil and natural gas. The energy sector of an economy is cyclical and highly dependent on energy prices. Companies in the energy sector are impacted by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and governmental budget constraints. Energy companies can be affected by accidents, environmental problems, terrorism, political events and natural disasters. Energy companies may also operate in, or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt, and therefore may be more likely than other companies to restructure their businesses during market downturns.
Information Technology Sector Risk The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments, and semiconductors and semiconductor equipment manufacturers. Information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, information technology companies face rapid technological development and frequent new product introduction by competitors. Finally, information technology companies rely on patents and intellectual property rights.
Industrials Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be
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adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.
Increased Volatility Risk. Increased volatility may result from increased cash flows to the Fund and other market participants that continuously or systematically buy large holdings of small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares), which can drive prices up and down more dramatically. Additionally, the announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease.
Investment Approach Risk. The Underlying Index, and thus the Fund, seeks to provide exposure to investments based on a specific selection criteria and a revenue weighting approach. There can be no assurance that the selection criteria and weighting approach will enhance the Fund’s performance over time. It is expected that exposure to such investment criteria and weighting will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Fund’s investment adviser will not adjust the Fund’s investment process to target different criteria or weighting processes.
Market Trading Risk. An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on Bats BZX Exchange, Inc. (“Bats Exchange,” and along with NYSE Arca, Inc., each the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s net asset value (“NAV”) (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. In addition, during such periods, such as a “flash crash,” different investment strategies or techniques, such as stop loss orders to sell your Shares, may not work as intended and may result in significant losses.
Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Calculation Methodology Risk The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Fund nor the investment adviser can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Operational Risk The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Passive Investment Risk. The Fund is not actively managed and therefore the investment adviser does not have discretion to select an Underlying Index’s components or change an Underlying Index methodology. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. A general decline in the market segments included in the Underlying Index may adversely affect the Fund’s performance.
Securities Lending Risk Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all and the securities lending agent fails to fulfill its guarantee to the Fund against that risk. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. The Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to the shareholders.
Portfolio Turnover Risk. Because the Fund is rebalanced and reconstituted quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio
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turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. There is no performance information presented for the Fund because the Fund has not completed a calendar year of operations as of the date of this Prospectus.
Investment Adviser. OFI Advisors, LLC (the “Manager”) is the Fund’s investment adviser.
Portfolio Managers. Frank Vallario has been Vice President of the Fund since October 2017 and portfolio manager of the Fund since August 2017. Sean P. Reichert has been Vice President and portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 100,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than at NAV or IIV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).
Taxes. The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), OppenheimerFunds Distributor, Inc. may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Oppenheimer Global Revenue ETF
Investment Objective. Oppenheimer Global Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Global Index (the “Underlying Index”).
Fees and Expenses. The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.43%

Other Expenses[2]	0.00%

Total Annual Fund Operating Expenses	0.43%
1.	Expenses have been restated to reflect current fees.
2.	“Other Expenses” are based on estimated amounts for the current fiscal year.
Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
Oppenheimer Global Revenue ETF	$44	$138
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.
Principal Investment Strategies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of companies included in the Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to its Underlying Index and its component securities, other securities not included in the Underlying Index and cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, to the extent the investment adviser believes such investments will help the Fund track the Underlying Index.
The Underlying Index is constructed using a rules-based methodology that re-weights the constituent securities of the MSCI ACWI Index (the “Parent Index”) according to the revenue earned by the companies in the Parent Index, subject to a maximum 5% per company weighting. Thus, the Underlying Index contains the same securities as the Parent Index, but in different proportions. The Underlying Index is expected to contain between 700 and 900 securities, but this number may change. The Underlying Index is rebalanced quarterly.
The Underlying Index may include securities of foreign companies in both developed and emerging market companies, including European companies, and companies of any market capitalization, including medium capitalization companies. With respect to securities of foreign companies, the Fund may achieve its exposure either directly or through depositary receipts. The Parent Index is a free float-adjusted market capital weighted index that is designed to measure the equity market performance of developed and emerging markets. Consistent with the attributes of the Parent Index, the Fund invests in issuers that maintain their principal place of business or conduct their business activities outside the U.S., issuers that have their securities traded on non-U.S. exchanges or issuers that have been formed under the laws of non-U.S. countries.
The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Due to the large number of constituent securities in the Parent Index, the Fund utilizes a “representative sampling” strategy whereby the Fund holds a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. This is designed to improve liquidity and reduce portfolio turnover. The number of holdings may increase or the Fund may switch to full replication in the future.
The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
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The Fund will typically concentrate its investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it may invest more than 25% of its net assets in that industry or group of industries.
The Underlying Index is sponsored by MSCI, Inc. (the “Index Provider”), which is unaffiliated with the Fund and the investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks. Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.
Concentration Risk. The Fund will typically concentrate in industries or groups of industries to approximately the same extent as its Underlying Index. The Fund may be adversely affected by the performance of the securities in a particular industry or group of industries and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry or group of industries.
Depositary Receipt Risk. Changes in foreign currency exchange rates affect the value of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and global shares (“Global Shares”) and, therefore, the value of the Fund’s portfolio. ADRs, GDRs and EDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. Global Shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S. and are represented by the same share certificate in both the U.S. and the home market. In addition, although the ADRs, GDRs, EDRs and Global Shares in which the Fund invests may be listed on major U.S. or foreign exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. There is also no guarantee that a financial institution will continue to sponsor particular ADRs, GDRs or EDRs. As a result, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.
Eurozone Investment Risk. The Fund’s investments in the Eurozone may be subject to a greater risk than investments in other geographic regions. The recent global economic crisis that began in 2008 has caused severe financial difficulties for many European Union (“EU”) countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to depend on, the assistance from others, such as the European Central Bank, the International Monetary Fund, or other governments and institutions, to address those issues. By adopting the euro as its currency, members of the European Monetary Union (“EMU”) are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the EMU. The effects of such outcomes on the rest of the Eurozone and the global markets as a whole are unpredictable, but are likely to be negative, and may adversely impact market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and result in more volatile and illiquid markets.
Foreign Currency Risk. Changes in foreign currency exchange rates affect the value of investments denominated in a foreign currency, and therefore, the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.
Foreign Market Risk. Because foreign securities in the Fund’s portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of those securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares. Conversely, Shares of the Fund may trade on U.S. exchanges at times when foreign exchanges are not open for trading. This, in either case, could lead to a difference between the U.S. market value of the Shares and the underlying value of the Fund’s portfolio.
Foreign Securities Risk. Investments in the securities of foreign companies may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, government debt burdens, or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities. Certain of the risks associated with foreign investments are heightened for investments in emerging market countries.
Geographic Focus Risk. To the extent the Fund focuses on companies in a specific country or region, the Fund is subject to greater risks of adverse developments in that country or region and/or the surrounding countries or regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the country or region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund.
Oppenheimer ETF Trust	7

Medium Capitalization Stock Risk Medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares) may have an unproven or narrow technological base and limited product lines, distribution channels, markets and financial resources. Medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. Securities of medium capitalization companies may also be more sensitive to changes in the economy, such as changes in the level of interest rates. As a result, the securities of medium capitalization companies may be subject to more abrupt or erratic price movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations.
Stock Market Risk. Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.
Industrials Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Consumer Discretionary Sector Risk The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economy, employment, wage growth, monetary policy impacting interest rates, competition and consumer confidence. Success depends heavily on disposable income and consumer spending habits. Also, companies in the consumer discretionary sector may be subject to fierce competition, exacerbated by the shift toward online shopping. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Consumer Staples Sector Risk Consumer staples are essential products, such as food, beverages, household items, tobacco and other goods that people are unable or unwilling to cut out of their budgets regardless of their financial situation.The consumer staples sector may be affected by the regulation of various product components and production methods, new laws, regulations or litigation, marketing campaigns and other factors affecting consumer demand. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. The demand for consumer staples goods remains fairly constant regardless of the state of the economy. With some products, such as food, alcohol and tobacco, demand sometimes increases during economic downturns. However, price competition among suppliers may be very challenging, which can drive prices lower and impact returns.
Financials Sector Risk Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Government regulation may also adversely affect the scope of their activities and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.
Deterioration of credit markets, such as that which occurred in 2008 and 2009, can have an adverse impact on a broad range of financial markets, causing certain financial services companies to incur large losses. In these conditions, financial services companies may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial services companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention, although there is no guarantee that governments will provide such relief in the future. These actions may cause the securities of many financial services companies to decline in value.
In response to the financial crisis in 2008 and 2009, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted into federal law on July 21, 2010, in large part to provide increased regulation of financial institutions. The Dodd-Frank Act has had and will continue to have for years to come a broad impact on virtually all participants in the financial services industry. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Government regulation also may have adverse effects on certain issuers, such as decreased profits or revenues. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption
8	Oppenheimer ETF Trust

orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.
Increased Volatility Risk. Increased volatility may result from increased cash flows to the Fund and other market participants that continuously or systematically buy large holdings of small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares), which can drive prices up and down more dramatically. Additionally, the announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease.
Investment Approach Risk. The Underlying Index, and thus the Fund, seeks to provide exposure to investments based on a specific selection criteria and a revenue weighting approach. There can be no assurance that the selection criteria and weighting approach will enhance the Fund’s performance over time. It is expected that exposure to such investment criteria and weighting will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Fund’s investment adviser will not adjust the Fund’s investment process to target different criteria or weighting processes.
Market Trading Risk. An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on Bats BZX Exchange, Inc. (“Bats Exchange,” and along with NYSE Arca, Inc., each the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s net asset value (“NAV”) (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. In addition, during such periods, such as a “flash crash,” different investment strategies or techniques, such as stop loss orders to sell your Shares, may not work as intended and may result in significant losses.
Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Calculation Methodology Risk The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Fund nor the investment adviser can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Operational Risk The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Passive Investment Risk. The Fund is not actively managed and therefore the investment adviser does not have discretion to select an Underlying Index’s components or change an Underlying Index methodology. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. A general decline in the market segments included in the Underlying Index may adversely affect the Fund’s performance.
Securities Lending Risk Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all and the securities lending agent fails to fulfill its guarantee to the Fund against that risk. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. The Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to the shareholders.
Portfolio Turnover Risk. Because the Fund is rebalanced and reconstituted quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.

Oppenheimer ETF Trust	9

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. There is no performance information presented for the Fund because the Fund has not completed a calendar year of operations as of the date of this Prospectus.
Investment Adviser. OFI Advisors, LLC (the “Manager”) is the Fund’s investment adviser.
Portfolio Managers. Frank Vallario has been Vice President of the Fund since October 2017 and portfolio manager of the Fund since August 2017. Sean P. Reichert has been Vice President and portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 100,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than at NAV or IIV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).
Taxes. The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), OppenheimerFunds Distributor, Inc. may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
10	Oppenheimer ETF Trust

Oppenheimer International Revenue ETF
Investment Objective. Oppenheimer International Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted International Index (the “Underlying Index”).
Fees and Expenses. The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.42%

Other Expenses[2]	0.00%

Total Annual Fund Operating Expenses	0.42%
1.	Expenses have been restated to reflect current fees.
2.	“Other Expenses” are based on estimated amounts for the current fiscal year.
Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
Oppenheimer International Revenue ETF	$43	$135
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.
Principal Investment Strategies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies included in the Underlying Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to its Underlying Index and its component securities, other securities not included in the Underlying Index and cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, to the extent the investment adviser believes such investments will help the Fund track the Underlying Index.
The Underlying Index is constructed using a rules-based methodology that re-weights the constituent securities of the MSCI EAFE Index (the “Parent Index”) according to the revenue earned by the companies in the Parent Index, subject to a maximum 5% per company weighting. Thus, the Underlying Index contains the same securities as the Parent Index, but in different proportions. The Underlying Index is expected to contain between 400 and 600 securities, but this number may change. The Underlying Index is reconstituted quarterly.
Since the Underlying Index will be constructed based on securities in the Parent Index, it will primarily consist of securities from developed markets around the world, excluding the United States and Canada. It may include securities of foreign companies other than developed markets around the world and companies of any market capitalization, including medium capitalization companies. With respect to securities of foreign companies, the Fund may achieve its exposure either directly or through depositary receipts. The Parent Index includes stocks from Europe, Australasia and the Far East. Consistent with the attributes of the Parent Index, the Fund invests in issuers that maintain their principal place of business or conduct their business activities outside the U.S., issuers that have their securities traded on non-U.S. exchanges or issuers that have been formed under the laws of non-U.S. countries.
The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Due to the large number of constituent securities in the Parent Index, the Fund utilizes a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. This is designed to improve liquidity and reduce portfolio turnover. The number of holdings may increase or the Fund may switch to full replication in the future.
The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Oppenheimer ETF Trust	11

The Fund will typically concentrate its investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it may invest more than 25% of its net assets in that industry or group of industries.
The Underlying Index is sponsored by MSCI, Inc. (the “Index Provider”), which is unaffiliated with the Fund and the investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks. Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.
Concentration Risk. The Fund will typically concentrate in industries or groups of industries to approximately the same extent as its Underlying Index. The Fund may be adversely affected by the performance of the securities in a particular industry or group of industries and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry or group of industries.
Depositary Receipt Risk. Changes in foreign currency exchange rates affect the value of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and global shares (“Global Shares”) and, therefore, the value of the Fund’s portfolio. ADRs, GDRs and EDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. Global Shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S. and are represented by the same share certificate in both the U.S. and the home market. In addition, although the ADRs, GDRs, EDRs and Global Shares in which the Fund invests may be listed on major U.S. or foreign exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. There is also no guarantee that a financial institution will continue to sponsor particular ADRs, GDRs or EDRs. As a result, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.
Eurozone Investment Risk. The Fund’s investments in the Eurozone may be subject to a greater risk than investments in other geographic regions. The recent global economic crisis that began in 2008 has caused severe financial difficulties for many European Union (“EU”) countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to depend on, the assistance from others, such as the European Central Bank, the International Monetary Fund, or other governments and institutions, to address those issues. By adopting the euro as its currency, members of the European Monetary Union (“EMU”) are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the EMU. The effects of such outcomes on the rest of the Eurozone and the global markets as a whole are unpredictable, but are likely to be negative, and may adversely impact market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and result in more volatile and illiquid markets.
Foreign Currency Risk. Changes in foreign currency exchange rates affect the value of investments denominated in a foreign currency, and therefore, the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.
Foreign Market Risk. Because foreign securities in the Fund’s portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of those securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares. Conversely, Shares of the Fund may trade on U.S. exchanges at times when foreign exchanges are not open for trading. This, in either case, could lead to a difference between the U.S. market value of the Shares and the underlying value of the Fund’s portfolio.
Foreign Securities Risk. Investments in the securities of foreign companies may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, government debt burdens, or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities. Certain of the risks associated with foreign investments are heightened for investments in emerging market countries.
Geographic Focus Risk. To the extent the Fund focuses on companies in a specific country or region, the Fund is subject to greater risks of adverse developments in that country or region and/or the surrounding countries or regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the country or region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund.
12	Oppenheimer ETF Trust

Medium Capitalization Stock Risk Medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares) may have an unproven or narrow technological base and limited product lines, distribution channels, markets and financial resources. Medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. Securities of medium capitalization companies may also be more sensitive to changes in the economy, such as changes in the level of interest rates. As a result, the securities of medium capitalization companies may be subject to more abrupt or erratic price movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations.
Stock Market Risk. Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.
Industrials Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Consumer Discretionary Sector Risk The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economy, employment, wage growth, monetary policy impacting interest rates, competition and consumer confidence. Success depends heavily on disposable income and consumer spending habits. Also, companies in the consumer discretionary sector may be subject to fierce competition, exacerbated by the shift toward online shopping. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Financials Sector Risk Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Government regulation may also adversely affect the scope of their activities and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.
Deterioration of credit markets, such as that which occurred in 2008 and 2009, can have an adverse impact on a broad range of financial markets, causing certain financial services companies to incur large losses. In these conditions, financial services companies may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial services companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention, although there is no guarantee that governments will provide such relief in the future. These actions may cause the securities of many financial services companies to decline in value.
In response to the financial crisis in 2008 and 2009, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted into federal law on July 21, 2010, in large part to provide increased regulation of financial institutions. The Dodd-Frank Act has had and will continue to have for years to come a broad impact on virtually all participants in the financial services industry. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Government regulation also may have adverse effects on certain issuers, such as decreased profits or revenues. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.
Increased Volatility Risk. Increased volatility may result from increased cash flows to the Fund and other market participants that continuously or systematically buy large holdings of small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares), which can drive prices up and down more dramatically. Additionally, the announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease.
Investment Approach Risk. The Underlying Index, and thus the Fund, seeks to provide exposure to investments based on a specific selection criteria and a revenue weighting approach. There can be no assurance that the selection criteria and
Oppenheimer ETF Trust	13

weighting approach will enhance the Fund’s performance over time. It is expected that exposure to such investment criteria and weighting will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Fund’s investment adviser will not adjust the Fund’s investment process to target different criteria or weighting processes.
Market Trading Risk. An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on Bats BZX Exchange, Inc. (“Bats Exchange,” and along with NYSE Arca, Inc., each the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s net asset value (“NAV”) (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. In addition, during such periods, such as a “flash crash,” different investment strategies or techniques, such as stop loss orders to sell your Shares, may not work as intended and may result in significant losses.
Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Calculation Methodology Risk The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Fund nor the investment adviser can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Operational Risk The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Passive Investment Risk. The Fund is not actively managed and therefore the investment adviser does not have discretion to select an Underlying Index’s components or change an Underlying Index methodology. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. A general decline in the market segments included in the Underlying Index may adversely affect the Fund’s performance.
Securities Lending Risk Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all and the securities lending agent fails to fulfill its guarantee to the Fund against that risk. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. The Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to the shareholders.
Portfolio Turnover Risk. Because the Fund is rebalanced and reconstituted quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. There is no performance information presented for the Fund because the Fund has not completed a calendar year of operations as of the date of this Prospectus.
Investment Adviser. OFI Advisors, LLC (the “Manager”) is the Fund’s investment adviser.
Portfolio Managers. Frank Vallario has been Vice President of the Fund since October 2017 and portfolio manager of the Fund since August 2017. Sean P. Reichert has been Vice President and portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 100,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
14	Oppenheimer ETF Trust

Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than at NAV or IIV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).
Taxes. The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), OppenheimerFunds Distributor, Inc. may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Oppenheimer ETF Trust	15

Oppenheimer ESG Revenue ETF
Investment Objective. Oppenheimer ESG Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted ESG Index™ (the “Underlying Index”).
Fees and Expenses. The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.40%
1.	Expenses have been restated to reflect current fees.
Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Oppenheimer ESG Revenue ETF	$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.11% of the average value of its portfolio.
Principal Investment Strategies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of companies included in the Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to its Underlying Index and its component securities, other securities not included in the Underlying Index and cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, to the extent the investment adviser believes such investments will help the Fund track the Underlying Index.
The Underlying Index is constructed using a rules based methodology to select companies from within the S&P 500® Index (the “Parent Index”) that have strong environmental, social and governance (“ESG”) practices, and then re-weight those companies according to the revenue earned, subject to a maximum 5% per company weighting. The Underlying Index is reconstituted and rebalanced quarterly.
The Underlying Index is constructed using a scoring system established by Sustainalytics, a third party research provider, to measure the strength of each pillar of environmental, social, and governance practices for each company within the Parent Index. Based on that scoring, the top half of companies with an ESG score, excluding those with a detrimental score for controversies, are selected for inclusion in the Underlying Index, and those that are selected are then re-weighted according to revenue earned. The Underlying Index thus contains a subset of the securities in the Parent Index, in different proportions. The Underlying Index is expected to contain between 200 and 250 securities, but this number may change.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible, and the investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index.
The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund will typically concentrate in investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it may invest more than 25% of its net assets in that industry or group of industries.
16	Oppenheimer ETF Trust

The Underlying Index is sponsored by S&P Dow Jones Indices (the 'Index Provider“), which is unaffiliated with the Fund and the investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Since the Manager owns the Underlying Index, it may be deemed a creator and sponsor of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks. Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.
Investment Approach Risk. The Underlying Index, and thus the Fund, seeks to provide exposure to investments based on a specific selection criteria and a revenue weighting approach. There can be no assurance that the selection criteria and weighting approach will enhance the Fund’s performance over time. It is expected that exposure to such investment criteria and weighting will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Fund’s investment adviser will not adjust the Fund’s investment process to target different criteria or weighting processes.
ESG Investing Strategy Risk The stocks of companies with favorable ESG practices may underperform the stock market as a whole. As a result, the Fund may underperform other funds that do not screen companies based on ESG practices. The criteria used to select companies for the Underlying Index may result in the Fund investing in securities, industries or sectors that underperform the market as a whole or underperform other funds screened for ESG standards.
Stock Market Risk. Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.
Market Trading Risk. An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on Bats BZX Exchange, Inc. (“Bats Exchange,” and along with NYSE Arca, Inc., each the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s net asset value (“NAV”) (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. In addition, during such periods, such as a “flash crash,” different investment strategies or techniques, such as stop loss orders to sell your Shares, may not work as intended and may result in significant losses.
Concentration Risk. The Fund will typically concentrate in industries or groups of industries to approximately the same extent as its Underlying Index. The Fund may be adversely affected by the performance of the securities in a particular industry or group of industries and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry or group of industries.
Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Calculation Methodology Risk The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Fund nor the investment adviser can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Operational Risk The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Passive Investment Risk. The Fund is not actively managed and therefore the investment adviser does not have discretion to select an Underlying Index’s components or change an Underlying Index methodology. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. A general decline in the market segments included in the Underlying Index may adversely affect the Fund’s performance.
Securities Lending Risk Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all and the securities lending agent fails to fulfill its guarantee to the Fund against that risk. The Fund could also lose money in the event of a decline in the value of the
Oppenheimer ETF Trust	17

collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. The Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to the shareholders.
Portfolio Turnover Risk. Because the Fund is rebalanced and reconstituted quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.
Industrials Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Healthcare Sector Risk The healthcare sector includes companies relating to medical and healthcare goods and services, such as engaged in manufacturing medical equipment, supplies and pharmaceuticals, as well as operating healthcare facilities and provision of managed healthcare. Companies in this sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Information Technology Sector Risk The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments, and semiconductors and semiconductor equipment manufacturers. Information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, information technology companies face rapid technological development and frequent new product introduction by competitors. Finally, information technology companies rely on patents and intellectual property rights.
Consumer Discretionary Sector Risk The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economy, employment, wage growth, monetary policy impacting interest rates, competition and consumer confidence. Success depends heavily on disposable income and consumer spending habits. Also, companies in the consumer discretionary sector may be subject to fierce competition, exacerbated by the shift toward online shopping. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Consumer Staples Sector Risk Consumer staples are essential products, such as food, beverages, household items, tobacco and other goods that people are unable or unwilling to cut out of their budgets regardless of their financial situation.The consumer staples sector may be affected by the regulation of various product components and production methods, new laws, regulations or litigation, marketing campaigns and other factors affecting consumer demand. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. The demand for consumer staples goods remains fairly constant regardless of the state of the economy. With some products, such as food, alcohol and tobacco, demand sometimes increases during economic downturns. However, price competition among suppliers may be very challenging, which can drive prices lower and impact returns.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. There is no performance information presented for the Fund because the Fund has not completed a calendar year of operations as of the date of this Prospectus.
Investment Adviser. OFI Advisors, LLC (the “Manager”) is the Fund’s investment adviser.
18	Oppenheimer ETF Trust

Portfolio Managers. Frank Vallario has been Vice President of the Fund since October 2017 and portfolio manager of the Fund since August 2017. Sean P. Reichert has been Vice President and portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than at NAV or IIV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).
Taxes. The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), OppenheimerFunds Distributor, Inc. may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Oppenheimer ETF Trust	19

Oppenheimer Global ESG Revenue ETF
Investment Objective. Oppenheimer Global ESG Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Global ESG Index (the “Underlying Index”).
Fees and Expenses. The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.45%
1.	Expenses have been restated to reflect current fees.
Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Oppenheimer Global ESG Revenue ETF	$46	$144	$252	$567
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78.36% of the average value of its portfolio.
Principal Investment Strategies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of companies included in the Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to its Underlying Index and its component securities, other securities not included in the Underlying Index and cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, to the extent the investment adviser believes such investments will help the Fund track the Underlying Index.
The Underlying Index is constructed using a rules-based methodology to select companies from within the MSCI All Country World Index (the “Parent Index”) that have strong environmental, social and governance (“ESG”) practices, as identified by MSCI ESG Research, Inc., and then re-weight those companies according to the revenue earned, subject to a maximum 5% per company weighting. The Underlying Index is reconstituted and rebalanced quarterly. The Underlying Index is expected to contain between 800 and 1,200 securities, but this number may change.
The Underlying Index is constructed by using a scoring system established by MSCI ESG Research, Inc. to measure the strength of each pillar of environmental, social, and governance practices for each company within the Parent Index. Based on that scoring, the top half of companies with ESG score are selected for inclusion in the Underlying Index, and those that are selected are then re-weighted according to revenue earned. Thus, the Underlying Index contains a subset of the securities in the Parent Index, in different proportions.
The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Due to the large number of constituent securities in the Parent Index, the Fund utilizes a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. This is designed to improve liquidity and reduce portfolio turnover. The number of holdings may increase or the Fund may switch to full replication in the future.
The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund will typically concentrate its investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it may invest more than 25% of its net assets in that industry or group of industries.
20	Oppenheimer ETF Trust

The Underlying Index is sponsored by MSCI, Inc. (the “Index Provider”), which is unaffiliated with the Fund and the investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks. Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.
Investment Approach Risk. The Underlying Index, and thus the Fund, seeks to provide exposure to investments based on a specific selection criteria and a revenue weighting approach. There can be no assurance that the selection criteria and weighting approach will enhance the Fund’s performance over time. It is expected that exposure to such investment criteria and weighting will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Fund’s investment adviser will not adjust the Fund’s investment process to target different criteria or weighting processes.
ESG Investing Strategy Risk The stocks of companies with favorable ESG practices may underperform the stock market as a whole. As a result, the Fund may underperform other funds that do not screen companies based on ESG practices. The criteria used to select companies for the Underlying Index may result in the Fund investing in securities, industries or sectors that underperform the market as a whole or underperform other funds screened for ESG standards.
Stock Market Risk. Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.
Foreign Securities Risk. Investments in the securities of foreign companies may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, government debt burdens, or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities. Certain of the risks associated with foreign investments are heightened for investments in emerging market countries.
Emerging Markets Risk. The Fund’s investments in emerging markets may be subject to a greater risk of loss than investments in more developed markets. Emerging markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities.
Foreign Currency Risk. Changes in foreign currency exchange rates affect the value of investments denominated in a foreign currency, and therefore, the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.
Depositary Receipt Risk. Changes in foreign currency exchange rates affect the value of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and global shares (“Global Shares”) and, therefore, the value of the Fund’s portfolio. ADRs, GDRs and EDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. Global Shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S. and are represented by the same share certificate in both the U.S. and the home market. In addition, although the ADRs, GDRs, EDRs and Global Shares in which the Fund invests may be listed on major U.S. or foreign exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. There is also no guarantee that a financial institution will continue to sponsor particular ADRs, GDRs or EDRs. As a result, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.
Foreign Market Risk. Because foreign securities in the Fund’s portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of those securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares. Conversely, Shares of the Fund may trade on U.S. exchanges at times when foreign exchanges are not open for trading. This, in either case, could lead to a difference between the U.S. market value of the Shares and the underlying value of the Fund’s portfolio.
Market Trading Risk. An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on Bats BZX Exchange, Inc. (“Bats Exchange,” and along with NYSE Arca, Inc., each the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s net asset value (“NAV”) (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio
Oppenheimer ETF Trust	21

securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. In addition, during such periods, such as a “flash crash,” different investment strategies or techniques, such as stop loss orders to sell your Shares, may not work as intended and may result in significant losses.
Concentration Risk. The Fund will typically concentrate in industries or groups of industries to approximately the same extent as its Underlying Index. The Fund may be adversely affected by the performance of the securities in a particular industry or group of industries and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry or group of industries.
Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Calculation Methodology Risk The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Fund nor the investment adviser can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Operational Risk The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Passive Investment Risk. The Fund is not actively managed and therefore the investment adviser does not have discretion to select an Underlying Index’s components or change an Underlying Index methodology. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. A general decline in the market segments included in the Underlying Index may adversely affect the Fund’s performance.
Securities Lending Risk Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all and the securities lending agent fails to fulfill its guarantee to the Fund against that risk. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. The Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to the shareholders.
Portfolio Turnover Risk. Because the Fund is rebalanced and reconstituted quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.
Industrials Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Information Technology Sector Risk The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments, and semiconductors and semiconductor equipment manufacturers. Information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, information technology companies face rapid technological development and frequent new product introduction by competitors. Finally, information technology companies rely on patents and intellectual property rights.
Financials Sector Risk Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Government regulation may also adversely affect the scope of their activities and the amount of capital they
22	Oppenheimer ETF Trust

must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.
Deterioration of credit markets, such as that which occurred in 2008 and 2009, can have an adverse impact on a broad range of financial markets, causing certain financial services companies to incur large losses. In these conditions, financial services companies may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial services companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention, although there is no guarantee that governments will provide such relief in the future. These actions may cause the securities of many financial services companies to decline in value.
In response to the financial crisis in 2008 and 2009, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted into federal law on July 21, 2010, in large part to provide increased regulation of financial institutions. The Dodd-Frank Act has had and will continue to have for years to come a broad impact on virtually all participants in the financial services industry. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Government regulation also may have adverse effects on certain issuers, such as decreased profits or revenues. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted.
Consumer Discretionary Sector Risk The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economy, employment, wage growth, monetary policy impacting interest rates, competition and consumer confidence. Success depends heavily on disposable income and consumer spending habits. Also, companies in the consumer discretionary sector may be subject to fierce competition, exacerbated by the shift toward online shopping. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Consumer Staples Sector Risk Consumer staples are essential products, such as food, beverages, household items, tobacco and other goods that people are unable or unwilling to cut out of their budgets regardless of their financial situation.The consumer staples sector may be affected by the regulation of various product components and production methods, new laws, regulations or litigation, marketing campaigns and other factors affecting consumer demand. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. The demand for consumer staples goods remains fairly constant regardless of the state of the economy. With some products, such as food, alcohol and tobacco, demand sometimes increases during economic downturns. However, price competition among suppliers may be very challenging, which can drive prices lower and impact returns.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. There is no performance information presented for the Fund because the Fund has not completed a calendar year of operations as of the date of this Prospectus.
Investment Adviser. OFI Advisors, LLC (the “Manager”) is the Fund’s investment adviser.
Portfolio Managers. Frank Vallario has been Vice President of the Fund since October 2017 and portfolio manager of the Fund since August 2017. Sean P. Reichert has been Vice President and portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than at NAV or IIV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).
Taxes. The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), OppenheimerFunds Distributor, Inc. may pay the
Oppenheimer ETF Trust	23

intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
24	Oppenheimer ETF Trust

Oppenheimer Large Cap Revenue ETF
Investment Objective. Oppenheimer Large Cap Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Large Cap Index™ (the “Underlying Index”).
Fees and Expenses. The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.39%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.39%
1.	Expenses have been restated to reflect current fees.
Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Oppenheimer Large Cap Revenue ETF	$40	$125	$219	$493
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.22% of the average value of its portfolio.
Principal Investment Strategies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of large capitalization companies included in the Underlying Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines large capitalization companies as companies that are included in the Underlying Index at the time of purchase. The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to its Underlying Index and its component securities, other securities not included in the Underlying Index and cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, to the extent the investment adviser believes such investments will help the Fund track the Underlying Index.
The Underlying Index is constructed by using a rules-based methodology that re-weights the constituent securities of the S&P 500® Index (“the “Parent Index”) according to the revenue earned by the companies in the Parent Index, subject to a maximum 5% per company weighting. The Underlying Index is rebalanced quarterly. The Underlying Index thus contains the same securities as the Parent Index, but in different proportions. The Underlying Index is expected to contain between 475 and 525 securities, but this number may change.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible, and the investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index.
The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund will typically concentrate in investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it may invest more than 25% of its net assets in that industry or group of industries.
The Underlying Index is sponsored by S&P Dow Jones Indices (the 'Index Provider“), which is unaffiliated with the Fund and the investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Since the Manager owns the Underlying Index, it may be deemed a creator and sponsor of the Underlying Index.
Oppenheimer ETF Trust	25

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks. Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.
Investment Approach Risk. The Underlying Index, and thus the Fund, seeks to provide exposure to investments based on a specific selection criteria and a revenue weighting approach. There can be no assurance that the selection criteria and weighting approach will enhance the Fund’s performance over time. It is expected that exposure to such investment criteria and weighting will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Fund’s investment adviser will not adjust the Fund’s investment process to target different criteria or weighting processes.
Stock Market Risk. Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.
Market Trading Risk. An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on Bats BZX Exchange, Inc. (“Bats Exchange,” and along with NYSE Arca, Inc., each the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s net asset value (“NAV”) (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. In addition, during such periods, such as a “flash crash,” different investment strategies or techniques, such as stop loss orders to sell your Shares, may not work as intended and may result in significant losses.
Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Calculation Methodology Risk The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Fund nor the investment adviser can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Operational Risk The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Portfolio Turnover Risk. Because the Fund is rebalanced and reconstituted quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.
Passive Investment Risk. The Fund is not actively managed and therefore the investment adviser does not have discretion to select an Underlying Index’s components or change an Underlying Index methodology. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. A general decline in the market segments included in the Underlying Index may adversely affect the Fund’s performance.
Securities Lending Risk Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all and the securities lending agent fails to fulfill its guarantee to the Fund against that risk. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. The Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to the shareholders.
Industrials Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may
26	Oppenheimer ETF Trust

depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Healthcare Sector Risk The healthcare sector includes companies relating to medical and healthcare goods and services, such as engaged in manufacturing medical equipment, supplies and pharmaceuticals, as well as operating healthcare facilities and provision of managed healthcare. Companies in this sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Information Technology Sector Risk The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments, and semiconductors and semiconductor equipment manufacturers. Information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, information technology companies face rapid technological development and frequent new product introduction by competitors. Finally, information technology companies rely on patents and intellectual property rights.
Financials Sector Risk Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Government regulation may also adversely affect the scope of their activities and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.
Deterioration of credit markets, such as that which occurred in 2008 and 2009, can have an adverse impact on a broad range of financial markets, causing certain financial services companies to incur large losses. In these conditions, financial services companies may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial services companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention, although there is no guarantee that governments will provide such relief in the future. These actions may cause the securities of many financial services companies to decline in value.
In response to the financial crisis in 2008 and 2009, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted into federal law on July 21, 2010, in large part to provide increased regulation of financial institutions. The Dodd-Frank Act has had and will continue to have for years to come a broad impact on virtually all participants in the financial services industry. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Government regulation also may have adverse effects on certain issuers, such as decreased profits or revenues. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted.
Consumer Discretionary Sector Risk The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economy, employment, wage growth, monetary policy impacting interest rates, competition and consumer confidence. Success depends heavily on disposable income and consumer spending habits. Also, companies in the consumer discretionary sector may be subject to fierce competition, exacerbated by the shift toward online shopping. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Consumer Staples Sector Risk Consumer staples are essential products, such as food, beverages, household items, tobacco and other goods that people are unable or unwilling to cut out of their budgets regardless of their financial situation.The consumer staples sector may be affected by the regulation of various product components and production methods, new laws, regulations or litigation, marketing campaigns and other factors affecting consumer demand. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. The demand for consumer staples goods remains fairly constant regardless of the state of the economy. With some products, such as food, alcohol and tobacco, demand sometimes increases during economic downturns. However, price competition among suppliers may be very challenging, which can drive prices lower and impact returns.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption
Oppenheimer ETF Trust	27

orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance and the index the Fund seeks to track. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at https://www.oppenheimerfunds.com.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Sales charges and taxes are not included and the returns would be lower if they were. During the periods shown in the bar chart above, the Fund’s highest quarterly return was 18.95% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -15.87% (quarter ended September 30, 2011).
Year-to-date return (through September 30, 2017): 11.07%
Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years (or life of class, if less)	10 Years (or life of class, if less)
(inception 2/21/08)
Return Before Taxes	12.25%	15.36%	8.23%
Return After Taxes on Distributions	11.38%	14.52%	7.53%
Return After Taxes on Distributions and Sale of Fund Shares	6.90%	12.95%	6.27%

S&P 500® Index	18.61%	14.22%	8.96%
(reflects no deduction for fees, expenses or taxes)

OFI Revenue Weighted Large Cap Index™	12.86%	15.89%	9.28%
(reflects no deduction for fees, expenses or taxes)
Investment Adviser. OFI Advisors, LLC (the “Manager”) is the Fund’s investment adviser.
Portfolio Managers. Frank Vallario has been Vice President of the Fund since October 2017 and portfolio manager of the Fund since August 2017. Sean P. Reichert has been Vice President and portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than at NAV or IIV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).
Taxes. The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), OppenheimerFunds Distributor, Inc. may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
28	Oppenheimer ETF Trust

Oppenheimer Mid Cap Revenue ETF
Investment Objective. Oppenheimer Mid Cap Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Mid Cap Index™ (the “Underlying Index”).
Fees and Expenses. The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.39%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.39%
1.	Expenses have been restated to reflect current fees.
Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Oppenheimer Mid Cap Revenue ETF	$40	$125	$219	$493
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46.40% of the average value of its portfolio.
Principal Investment Strategies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of mid capitalization companies included in the Underlying Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines mid capitalization companies as companies that are included in the Underlying Index at the time of purchase. The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to its Underlying Index and its component securities, other securities not included in the Underlying Index and cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, to the extent the investment adviser believes such investments will help the Fund track the Underlying Index.
The Underlying Index is constructed using a rules-based methodology that re-weights the constituent securities of the S&P MidCap 400® Index (the “Parent Index”) according to the revenue earned by the companies in the Parent Index, subject to a maximum 5% per company weighting. The Underlying Index is rebalanced quarterly. The Underlying Index thus contains the same securities as the Parent Index, but in different proportions. The Underlying Index is expected to contain between 375 and 425 securities, but this number may change.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible, and the investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index.
The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund will typically concentrate in investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it may invest more than 25% of its net assets in that industry or group of industries.
The Underlying Index is sponsored by S&P Dow Jones Indices (the 'Index Provider“), which is unaffiliated with the Fund and the investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Since the Manager owns the Underlying Index, it may be deemed a creator and sponsor of the Underlying Index.
Oppenheimer ETF Trust	29

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks. Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.
Investment Approach Risk. The Underlying Index, and thus the Fund, seeks to provide exposure to investments based on a specific selection criteria and a revenue weighting approach. There can be no assurance that the selection criteria and weighting approach will enhance the Fund’s performance over time. It is expected that exposure to such investment criteria and weighting will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Fund’s investment adviser will not adjust the Fund’s investment process to target different criteria or weighting processes.
Stock Market Risk. Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.
Market Trading Risk. An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on Bats BZX Exchange, Inc. (“Bats Exchange,” and along with NYSE Arca, Inc., each the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s net asset value (“NAV”) (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. In addition, during such periods, such as a “flash crash,” different investment strategies or techniques, such as stop loss orders to sell your Shares, may not work as intended and may result in significant losses.
Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Medium Capitalization Stock Risk Medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares) may have an unproven or narrow technological base and limited product lines, distribution channels, markets and financial resources. Medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. Securities of medium capitalization companies may also be more sensitive to changes in the economy, such as changes in the level of interest rates. As a result, the securities of medium capitalization companies may be subject to more abrupt or erratic price movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations.
Increased Volatility Risk. Increased volatility may result from increased cash flows to the Fund and other market participants that continuously or systematically buy large holdings of small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares), which can drive prices up and down more dramatically. Additionally, the announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease.
Calculation Methodology Risk The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Fund nor the investment adviser can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Operational Risk The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Passive Investment Risk. The Fund is not actively managed and therefore the investment adviser does not have discretion to select an Underlying Index’s components or change an Underlying Index methodology. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. A general decline in the market segments included in the Underlying Index may adversely affect the Fund’s performance.
Securities Lending Risk Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all and the securities lending agent fails to fulfill its guarantee to the Fund against that risk. The Fund could also lose money in the event of a decline in the value of the
30	Oppenheimer ETF Trust

collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. The Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to the shareholders.
Portfolio Turnover Risk. Because the Fund is rebalanced and reconstituted quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.
Industrials Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Information Technology Sector Risk The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments, and semiconductors and semiconductor equipment manufacturers. Information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, information technology companies face rapid technological development and frequent new product introduction by competitors. Finally, information technology companies rely on patents and intellectual property rights.
Consumer Discretionary Sector Risk The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economy, employment, wage growth, monetary policy impacting interest rates, competition and consumer confidence. Success depends heavily on disposable income and consumer spending habits. Also, companies in the consumer discretionary sector may be subject to fierce competition, exacerbated by the shift toward online shopping. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance and the index the Fund seeks to track. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at https://www.oppenheimerfunds.com.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Oppenheimer ETF Trust	31

Sales charges and taxes are not included and the returns would be lower if they were. During the periods shown in the bar chart above, the Fund’s highest quarterly return was 26.71% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -21.42% (quarter ended September 30, 2011).
Year-to-date return (through September 30, 2017): 6.70%
Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years (or life of class, if less)	10 Years (or life of class, if less)
(inception 2/21/08)
Return Before Taxes	21.58%	15.35%	10.34%
Return After Taxes on Distributions	20.84%	14.83%	9.87%
Return After Taxes on Distributions and Sale of Fund Shares	12.18%	12.14%	8.24%

S&P MidCap 400® Index	17.52%	14.43%	10.38%
(reflects no deduction for fees, expenses or taxes)

OFI Revenue Weighted Mid Cap Index™	22.37%	16.05%	10.96%
(reflects no deduction for fees, expenses or taxes)
Investment Adviser. OFI Advisors, LLC (the “Manager”) is the Fund’s investment adviser.
Portfolio Managers. Frank Vallario has been Vice President of the Fund since October 2017 and portfolio manager of the Fund since August 2017. Sean P. Reichert has been Vice President and portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than at NAV or IIV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).
Taxes. The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), OppenheimerFunds Distributor, Inc. may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
32	Oppenheimer ETF Trust

Oppenheimer Small Cap Revenue ETF
Investment Objective. Oppenheimer Small Cap Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Small Cap Index™ (the “Underlying Index”).
Fees and Expenses. The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.39%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.39%
1.	Expenses have been restated to reflect current fees.
Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Oppenheimer Small Cap Revenue ETF	$40	$125	$219	$493
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46.33% of the average value of its portfolio.
Principal Investment Strategies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of small capitalization companies included in the Underlying Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines small capitalization companies as companies that are included in the Underlying Index at the time of purchase. The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to its Underlying Index and its component securities, other securities not included in the Underlying Index and cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, to the extent the investment adviser believes such investments will help the Fund track the Underlying Index.
The Underlying Index is constructed using a rules-based methodology that re-weights the constituent securities of the S&P SmallCap 600® Index (the “Parent Index”) according to the revenue earned by the companies in the Parent Index, subject to a maximum 5% per company weighting. The Underlying Index is rebalanced quarterly. The Underlying Index thus contains the same securities as the Parent Index, but in different proportions. The Underlying Index is expected to contain between 575 and 625 securities, but this number may change.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible, and the investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index.
The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund will typically concentrate in investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it may invest more than 25% of its net assets in that industry or group of industries.
The Underlying Index is sponsored by S&P Dow Jones Indices (the 'Index Provider“), which is unaffiliated with the Fund and the investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Since the Manager owns the Underlying Index, it may be deemed a creator and sponsor of the Underlying Index.
Oppenheimer ETF Trust	33

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks. Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.
Investment Approach Risk. The Underlying Index, and thus the Fund, seeks to provide exposure to investments based on a specific selection criteria and a revenue weighting approach. There can be no assurance that the selection criteria and weighting approach will enhance the Fund’s performance over time. It is expected that exposure to such investment criteria and weighting will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Fund’s investment adviser will not adjust the Fund’s investment process to target different criteria or weighting processes.
Stock Market Risk. Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.
Market Trading Risk. An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on Bats BZX Exchange, Inc. (“Bats Exchange,” and along with NYSE Arca, Inc., each the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s net asset value (“NAV”) (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. In addition, during such periods, such as a “flash crash,” different investment strategies or techniques, such as stop loss orders to sell your Shares, may not work as intended and may result in significant losses.
Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Small Capitalization Stock Risk Small capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares) may have an unproven or narrow technological base and limited product lines, distribution channels, markets and financial resources. Small capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. Securities of small capitalization companies may also be more sensitive to changes in the economy, such as changes in the level of interest rates. As a result, the securities of small capitalization companies may be subject to more abrupt or erratic price movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations.
Increased Volatility Risk. Increased volatility may result from increased cash flows to the Fund and other market participants that continuously or systematically buy large holdings of small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares), which can drive prices up and down more dramatically. Additionally, the announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease.
Calculation Methodology Risk The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Fund nor the investment adviser can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Operational Risk The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Passive Investment Risk. The Fund is not actively managed and therefore the investment adviser does not have discretion to select an Underlying Index’s components or change an Underlying Index methodology. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. A general decline in the market segments included in the Underlying Index may adversely affect the Fund’s performance.
Securities Lending Risk Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all and the securities lending agent fails to fulfill its guarantee to the Fund against that risk. The Fund could also lose money in the event of a decline in the value of the
34	Oppenheimer ETF Trust

collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. The Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to the shareholders.
Portfolio Turnover Risk. Because the Fund is rebalanced and reconstituted quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.
Industrials Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Healthcare Sector Risk The healthcare sector includes companies relating to medical and healthcare goods and services, such as engaged in manufacturing medical equipment, supplies and pharmaceuticals, as well as operating healthcare facilities and provision of managed healthcare. Companies in this sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Information Technology Sector Risk The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments, and semiconductors and semiconductor equipment manufacturers. Information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, information technology companies face rapid technological development and frequent new product introduction by competitors. Finally, information technology companies rely on patents and intellectual property rights.
Consumer Discretionary Sector Risk The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economy, employment, wage growth, monetary policy impacting interest rates, competition and consumer confidence. Success depends heavily on disposable income and consumer spending habits. Also, companies in the consumer discretionary sector may be subject to fierce competition, exacerbated by the shift toward online shopping. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance and the index the Fund seeks to track. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at https://www.oppenheimerfunds.com.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Oppenheimer ETF Trust	35

Sales charges and taxes are not included and the returns would be lower if they were. During the periods shown in the bar chart above, the Fund’s highest quarterly return was 36.55% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -20.96% (quarter ended September 30, 2011).
Year-to-date return (through September 30, 2017): 2.41%
Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years (or life of class, if less)	10 Years (or life of class, if less)
(inception 2/21/08)
Return Before Taxes	30.51%	17.02%	12.60%
Return After Taxes on Distributions	30.12%	16.60%	12.29%
Return After Taxes on Distributions and Sale of Fund Shares	17.24%	13.59%	10.29%

S&P SmallCap 600® Index	21.05%	21.05%	11.15%
(reflects no deduction for fees, expenses or taxes)

OFI Revenue Weighted Small Cap Index™	31.36%	17.79%	12.66%
(reflects no deduction for fees, expenses or taxes)
Investment Adviser. OFI Advisors, LLC (the “Manager”) is the Fund’s investment adviser.
Portfolio Managers. Frank Vallario has been Vice President of the Fund since October 2017 and portfolio manager of the Fund since August 2017. Sean P. Reichert has been Vice President and portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than at NAV or IIV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).
Taxes. The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), OppenheimerFunds Distributor, Inc. may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
36	Oppenheimer ETF Trust

Oppenheimer Financials Sector Revenue ETF
Investment Objective. Oppenheimer Financials Sector Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Financials Sector Index™ (the “Underlying Index”).
Fees and Expenses. The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.45%
1.	Expenses have been restated to reflect current fees.
Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Oppenheimer Financials Sector Revenue ETF	$46	$144	$252	$567
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.70% of the average value of its portfolio.
Principal Investment Strategies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financials companies included in the Underlying Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines financials companies as companies that are included in the Underlying Index at the time of purchase. Financials companies include companies involved in activities such as: banking; mortgage finance; consumer finance; specialized finance; investment banking and brokerage; asset management and custody; corporate lending; insurance; financial investment; and real estate, including real estate investment trusts. The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to its Underlying Index and its component securities, other securities not included in the Underlying Index and cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, to the extent the investment adviser believes such investments will help the Fund track the Underlying Index.
The Underlying Index is constructed by using a rules-based methodology that re-weights the constituent securities of the S&P 500® Financials Index (the “Parent Index”) according to the revenue earned by the companies in the Parent Index. The Underlying Index is rebalanced quarterly. The Underlying Index thus contains the same securities as the Parent Index, but in different proportions. The Underlying Index is expected to contain between 60 and 80 securities, but this number may change.
The Fund will concentrate its investments in a particular industry or group of industries, such as the commercial banks, diversified financial series and insurance industries, to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its net assets in that industry or group of industries.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible, and the investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index.
The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
The Underlying Index is sponsored by S&P Dow Jones Indices (the 'Index Provider“), which is unaffiliated with the Fund and the investment adviser. The Index Provider determines the composition and relative weightings of the securities in the
Oppenheimer ETF Trust	37

Underlying Index and publishes information regarding the market value of the Underlying Index. Since the Manager owns the Underlying Index, it may be deemed a creator and sponsor of the Underlying Index.
The Fund is non-diversified and therefore may invest a greater percentage of its assets in a particular issuer than a diversified Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks. Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.
Investment Approach Risk. The Underlying Index, and thus the Fund, seeks to provide exposure to investments based on a specific selection criteria and a revenue weighting approach. There can be no assurance that the selection criteria and weighting approach will enhance the Fund’s performance over time. It is expected that exposure to such investment criteria and weighting will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Fund’s investment adviser will not adjust the Fund’s investment process to target different criteria or weighting processes.
Stock Market Risk. Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.
Financials Sector Risk Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Government regulation may also adversely affect the scope of their activities and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.
Deterioration of credit markets, such as that which occurred in 2008 and 2009, can have an adverse impact on a broad range of financial markets, causing certain financial services companies to incur large losses. In these conditions, financial services companies may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial services companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention, although there is no guarantee that governments will provide such relief in the future. These actions may cause the securities of many financial services companies to decline in value.
In response to the financial crisis in 2008 and 2009, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted into federal law on July 21, 2010, in large part to provide increased regulation of financial institutions. The Dodd-Frank Act has had and will continue to have for years to come a broad impact on virtually all participants in the financial services industry. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Government regulation also may have adverse effects on certain issuers, such as decreased profits or revenues. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted.
Market Trading Risk. An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on Bats BZX Exchange, Inc. (“Bats Exchange,” and along with NYSE Arca, Inc., each the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s net asset value (“NAV”) (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. In addition, during such periods, such as a “flash crash,” different investment strategies or techniques, such as stop loss orders to sell your Shares, may not work as intended and may result in significant losses.
Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Concentration Risk. The Fund will typically concentrate in industries or groups of industries to approximately the same extent as its Underlying Index. The Fund may be adversely affected by the performance of the securities in a particular industry or group of industries and may be subject to increased price volatility and may be more susceptible to adverse
38	Oppenheimer ETF Trust

economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry or group of industries.
Non-Diversification Risk The Fund is non-diversified and, as a result, may have greater volatility than other diversified funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company than diversified funds, the performance of that company can have a substantial impact on Share price.
Calculation Methodology Risk The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Fund nor the investment adviser can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Operational Risk The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Securities Lending Risk Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all and the securities lending agent fails to fulfill its guarantee to the Fund against that risk. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. The Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to the shareholders.
Passive Investment Risk. The Fund is not actively managed and therefore the investment adviser does not have discretion to select an Underlying Index’s components or change an Underlying Index methodology. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. A general decline in the market segments included in the Underlying Index may adversely affect the Fund’s performance.
Portfolio Turnover Risk. Because the Fund is rebalanced and reconstituted quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance and the index the Fund seeks to track. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at https://www.oppenheimerfunds.com.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Oppenheimer ETF Trust	39

Sales charges and taxes are not included and the returns would be lower if they were. During the periods shown in the bar chart above, the Fund’s highest quarterly return was 39.63% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -26.62% (quarter ended March 31, 2009).
Year-to-date return (through September 30, 2017): 11.88%
Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years (or life of class, if less)	10 Years (or life of class, if less)
(inception 11/10/08)
Return Before Taxes	22.22%	20.61%	12.77%
Return After Taxes on Distributions	21.43%	20.03%	12.28%
Return After Taxes on Distributions and Sale of Fund Shares	12.50%	16.55%	10.27%

S&P 500® Financials Index	36.21%	17.62%	12.09%
(reflects no deduction for fees, expenses or taxes)

OFI Revenue Weighted Financials Sector Index™	22.73%	21.22%	13.65%
(reflects no deduction for fees, expenses or taxes)
Investment Adviser. OFI Advisors, LLC (the “Manager”) is the Fund’s investment adviser.
Portfolio Managers. Frank Vallario has been Vice President of the Fund since October 2017 and portfolio manager of the Fund since August 2017. Sean P. Reichert has been Vice President and portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than at NAV or IIV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).
Taxes. The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), OppenheimerFunds Distributor, Inc. may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
40	Oppenheimer ETF Trust

Oppenheimer Ultra Dividend Revenue ETF
Investment Objective. Oppenheimer Ultra Dividend Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Ultra Dividend Index™ (the “Underlying Index”).
Fees and Expenses. The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.39%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.39%
1.	Expenses have been restated to reflect current fees.
Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Oppenheimer Ultra Dividend Revenue ETF	$40	$125	$219	$493
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80.57% of the average value of its portfolio.
Principal Investment Strategies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of companies included in the Underlying Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund may invest in medium capitalization companies. The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to its Underlying Index and its component securities, other securities not included in the Underlying Index and cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, to the extent the investment adviser believes such investments will help the Fund track the Underlying Index.
The Underlying Index is constructed using a rules-based methodology to select the top sixty securities from the S&P 900® Index (the “Parent Index”) by dividend yields and then re-weights those securities according to the revenue earned by the companies, subject to a maximum 5% per company weighting. The Underlying Index is reconstituted and rebalanced quarterly according to dividend yields and revenue weightings. The Underlying Index thus contains a subset of the securities in the Parent Index, in different proportions. The Underlying Index is expected to contain between 55 and 65 securities, but this number may change.
The Fund will concentrate its investments in a particular industry or group of industries, such as the utilities industry, to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its net assets in that industry or group of industries. Utilities companies are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible, and the investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index.
The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
The Underlying Index is sponsored by S&P Dow Jones Indices (the 'Index Provider“), which is unaffiliated with the Fund and the investment adviser. The Index Provider determines the composition and relative weightings of the securities in the
Oppenheimer ETF Trust	41

Underlying Index and publishes information regarding the market value of the Underlying Index. Since the Manager owns the Underlying Index, it may be deemed a creator and sponsor of the Underlying Index.
The Fund is non-diversified and therefore may invest a greater percentage of its assets in a particular issuer than a diversified Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks. Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.
Investment Approach Risk. The Underlying Index, and thus the Fund, seeks to provide exposure to investments based on a specific selection criteria and a revenue weighting approach. There can be no assurance that the selection criteria and weighting approach will enhance the Fund’s performance over time. It is expected that exposure to such investment criteria and weighting will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Fund’s investment adviser will not adjust the Fund’s investment process to target different criteria or weighting processes.
Stock Market Risk. Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.
Concentration Risk. The Fund will typically concentrate in industries or groups of industries to approximately the same extent as its Underlying Index. The Fund may be adversely affected by the performance of the securities in a particular industry or group of industries and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry or group of industries.
Utilities Industry Risk The utilities industry is subject to significant government regulation and oversight. Companies in the utilities industry may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with regulations, among other factors.
Dividend-Paying Stock Risk The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.
Market Trading Risk. An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on Bats BZX Exchange, Inc. (“Bats Exchange,” and along with NYSE Arca, Inc., each the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s net asset value (“NAV”) (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. In addition, during such periods, such as a “flash crash,” different investment strategies or techniques, such as stop loss orders to sell your Shares, may not work as intended and may result in significant losses.
Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Medium Capitalization Stock Risk Medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares) may have an unproven or narrow technological base and limited product lines, distribution channels, markets and financial resources. Medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. Securities of medium capitalization companies may also be more sensitive to changes in the economy, such as changes in the level of interest rates. As a result, the securities of medium capitalization companies may be subject to more abrupt or erratic price movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations.
Increased Volatility Risk. Increased volatility may result from increased cash flows to the Fund and other market participants that continuously or systematically buy large holdings of small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares), which can drive prices up and down more dramatically. Additionally, the announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease.
42	Oppenheimer ETF Trust

Non-Diversification Risk The Fund is non-diversified and, as a result, may have greater volatility than other diversified funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company than diversified funds, the performance of that company can have a substantial impact on Share price.
Calculation Methodology Risk The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Fund nor the investment adviser can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Operational Risk The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Passive Investment Risk. The Fund is not actively managed and therefore the investment adviser does not have discretion to select an Underlying Index’s components or change an Underlying Index methodology. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. A general decline in the market segments included in the Underlying Index may adversely affect the Fund’s performance.
Securities Lending Risk Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all and the securities lending agent fails to fulfill its guarantee to the Fund against that risk. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. The Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to the shareholders.
Portfolio Turnover Risk. Because the Fund is rebalanced and reconstituted quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.
Consumer Discretionary Sector Risk The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economy, employment, wage growth, monetary policy impacting interest rates, competition and consumer confidence. Success depends heavily on disposable income and consumer spending habits. Also, companies in the consumer discretionary sector may be subject to fierce competition, exacerbated by the shift toward online shopping. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Energy Sector Risk The Energy sector consists of companies engaged in the exploration, extraction and refining of coal, oil and natural gas. The energy sector of an economy is cyclical and highly dependent on energy prices. Companies in the energy sector are impacted by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and governmental budget constraints. Energy companies can be affected by accidents, environmental problems, terrorism, political events and natural disasters. Energy companies may also operate in, or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt, and therefore may be more likely than other companies to restructure their businesses during market downturns.
Telecommunications Sector Risk The telecommunications sector includes mobile phone companies, internet service providers, cable and satellite companies. Companies in this sector are subject to extensive government regulation, and costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions worldwide, specifically in the area of pre-marketing clearance of products and prices, can be unpredictable. Companies in the telecommunications sector may carry a heavy debt load as a result of distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Companies in this sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption
Oppenheimer ETF Trust	43

orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance and the index the Fund seeks to track. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at https://www.oppenheimerfunds.com.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Sales charges and taxes are not included and the returns would be lower if they were. During the periods shown in the bar chart above, the Fund’s highest quarterly return was 9.69% (quarter ended December 31, 2014) and the Fund’s lowest quarterly return was -2.69% (quarter ended September 30, 2015).
Year-to-date return (through September 30, 2017): 4.04%
Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years (or life of class, if less)	10 Years (or life of class, if less)
(inception 9/30/13)
Return Before Taxes	28.45%	14.51%	N/A
Return After Taxes on Distributions	26.61%	12.69%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	16.03%	10.44%	N/A

S&P 900® Index	18.53%	12.84%	N/A
(reflects no deduction for fees, expenses or taxes)

OFI Revenue Weighted Ultra Dividend Index™	29.75%	13.62%	N/A
(reflects no deduction for fees, expenses or taxes)
Investment Adviser. OFI Advisors, LLC (the “Manager”) is the Fund’s investment adviser.
Portfolio Managers. Frank Vallario has been Vice President of the Fund since October 2017 and portfolio manager of the Fund since August 2017. Sean P. Reichert has been Vice President and portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than at NAV or IIV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).
Taxes. The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), OppenheimerFunds Distributor, Inc. may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
44	Oppenheimer ETF Trust

More About the Funds
This section contains greater detail on the principal investment strategies of the Funds and the related risks that you would face as a shareholder of the Funds and also information about how to find out more about the Funds’ portfolio holdings disclosure policy. Each Fund is an exchange-traded fund (“ETF”).
Investment Objectives
Each Fund’s investment objective is to seek to provide investment results that correspond generally, before fees and expenses, to the performance of each Fund’s underlying index (each an “Underlying Index” and, collectively, the “Underlying Indexes”). Each Fund’s investment objective may be changed without shareholder approval (although a Fund will provide advance notice to shareholders at least 60 days before any such change takes effect). There can be no guarantee that a Fund will achieve its investment objective.
Principal Investment Strategies
Most traditional securities indexes and index funds determine the proportion, or “weighting,” of each constituent security based on each security’s market capitalization (that is, its stock price multiplied by the number of outstanding shares). This means that the securities of companies with larger market capitalizations will generally be more heavily weighted in the index. By re-weighting traditional capitalization-weighted securities indexes according to revenue, it may be possible for a revenue- weighted index to outperform the capitalization-weighted index over time. The revenue weighting methodology weights each constituent member of the respective Underlying Index using each constituent security’s 1-year trailing revenue as of the previous quarter as the numerator, and the cumulative revenues of all companies in the Underlying Index as the denominator, subject to certain asset diversification requirements implemented on the last day of each calendar quarter, as necessary, to allow the Funds to qualify as regulated investment companies under the Internal Revenue Code. The OFI Revenue Weighted Ultra Dividend Index™ selects the highest dividend yielding securities in the Parent Index and re-weights the subset of securities according to revenue in an attempt to outperform a dividend-neutral, capitalization-weighted index over time. The OFI Revenue Weighted ESG Index and the OFI Revenue Weighted Global ESG Index select the companies included in their respective Parent Index with favorable ESG practices and re-weight the subset of securities according to revenue in an attempt to outperform an ESG-neutral, capitalization-weighted index over time. For more information regarding the revenue-weighting methodology, see the section entitled “The Underlying Indexes” in this Prospectus.
Each Fund is also subject to the following asset diversification requirements to enable each Fund to quality as a regulated investment company under the Internal Revenue Code of 1986, as amended: (i) the weighted assets of any single constituent security measured on the quarterly rebalance date (a “Quarterly Qualification Date”), may not exceed 24.99% of the total assets of the Fund; and (ii) with respect to 50% of the total assets of a Fund, the weighted value of the constituent securities must be diversified so that no single constituent security measured on a Quarterly Qualification Date represents more than 4.99% of the total assets of the Fund or more than 9.99% of the outstanding voting securities of its issuer.
From time to time, a Fund will purchase or sell certain of its portfolio securities to reflect changes to the constituent securities of its Underlying Index. Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, Oppenheimer International Revenue ETF, Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF and Oppenheimer Financials Sector Revenue ETF will rebalance (i.e., re-weight) their portfolio securities promptly following the quarterly rebalancings of their respective Underlying Indexes. Oppenheimer Ultra Dividend Revenue ETF, Oppenheimer ESG Revenue ETF and Oppenheimer Global ESG Revenue ETF reconstitute (i.e., replace old companies that have been removed from the Underlying Index with new companies that have been added to the Underlying Index) and rebalance (i.e., re-weight) their portfolio securities promptly following the quarterly reconstitutions and rebalancings of their respective Underlying Indexes. The Funds do not seek temporary defensive positions when equity markets decline or appear to be overvalued. Outside of the quarterly rebalancings or reconstitutions, each Fund’s portfolio (following its Underlying Index) typically will be reconstituted only when: (1) a security in the Underlying Index is altered due to corporate actions such as price adjustments, stock splits, or delisting from an exchange; or (2) with respect to each Fund except Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF, when securities are added to or deleted from the Underlying Index, and with respect to Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF, when securities are deleted from the Underlying Index. When a security is deleted from the Underlying Index, a replacement security is typically added and the replacement security assumes the deleted security’s weight until the following rebalance.
Each Fund’s intention is to replicate the constituent securities of its Underlying Index as closely as possible. However, the Funds may, in the Manager’s discretion, remain invested in securities that were deleted from a Fund’s Underlying Index until the Manager next rebalances or reconstitutes the Fund in connection with the quarterly rebalancings or reconstitutions of the Underlying Indexes. A Fund may use a representative sampling strategy when (1) practical difficulties
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or substantial costs would be involved in compiling all of the securities in a Fund’s Underlying Index, (2) the constituent securities are too numerous to efficiently purchase or sell, or (3) a component security becomes temporarily unavailable or relatively illiquid.
Each Fund will provide shareholders with at least 60 days’ notice prior to any change in its 80% investment policy described in “Fund Summaries—Principal Investment Strategies.” In addition, the Oppenheimer Emerging Markets Revenue ETF will also provide shareholders with at least 60 days’ notice prior to any change in its policy to invest at least 80% of its net assets in securities that are economically tied to an emerging market country.
The Funds may engage in securities lending.
Strategies Specific to Each Fund
Oppenheimer Emerging Markets Revenue ETF
Exchange Trading Symbol: REEM	Cusip Number: 68386C864
The MSCI Emerging Markets Index, Oppenheimer Emerging Markets Revenue ETF’s Parent Index, is a comprehensive, rules-based index designed to represent the performance of large and mid-capitalization securities in emerging market countries. As of September 30, 2017, the largest market capitalization of a company in the MSCI Emerging Markets Index was approximately $244.767 billion and the smallest market capitalization was approximately $478.87 million. The average market capitalization of companies in the MSCI Emerging Markets Index on this date was approximately $5.975 billion, and the median market capitalization was approximately $2.794 billion.
The OFI Revenue Weighted Emerging Markets Index, the Fund’s Underlying Index, is constructed by re-weighting the constituent securities of the Parent Index according to the revenue earned by the companies in the Parent Index, subject to a maximum 5% per company weighting.
The Fund will concentrate its investments in a particular industry or group of industries, to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its total assets in that industry or group of industries.
The Fund may hold the securities of foreign companies in the form of common shares traded on foreign exchanges, ADRs, GDRs, EDRs and Global Shares. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs are designed for use in the U.S. securities markets. GDRs are receipts for shares of foreign companies that are traded in capital markets around the world. Generally, GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. EDRs are receipts issued in Europe that evidence ownership of underlying securities issued by a foreign corporation. Generally, EDRs are designed for use in European securities markets. Global Shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S. and are represented by the same share certificate in both the U.S. and the home market. Global Shares may also be eligible to list on exchanges in addition to the United States and home country. Separate registrars in the United States and home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. Registrar.
Common shares traded on foreign exchanges and the underlying securities of the ADRs, GDRs and EDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Global Shares may trade in their home market in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the common shares, ADR, GDR, EDR or Global Share and, therefore, the value of the Fund’s portfolio.
Oppenheimer Global Revenue ETF
Exchange Trading Symbol: RGLB	Cusip Number: 68386C765
The MSCI ACWI Index, Oppenheimer Global Revenue ETF’s Parent Index, is a free float-adjusted market capitalization weighted index designed to represent the performance of large and mid-cap securities of developed and emerging market countries. As of September 30, 2017, the largest market capitalization of a company in the MSCI ACWI Index was approximately $803.557 billion and the smallest market capitalization was approximately $478.98 million. The average market capitalization of companies in the MSCI ACWI Index on this date was approximately $17.411 billion, and the median market capitalization was approximately $7.018 billion.
The OFI Revenue Weighted Global Index, the Fund’s Underlying Index, is constructed by re-weighting the constituent securities of the Parent Index according to the revenue earned by the companies in the Parent Index, subject to a maximum 5% per company weighting.
The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its total assets in that industry or group of industries.
The Fund may hold the securities of foreign companies in the form of common shares traded on foreign exchanges, ADRs, GDRs, EDRs and Global Shares. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs are designed for use in the U.S.
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securities markets. GDRs are receipts for shares of foreign companies that are traded in capital markets around the world. Generally, GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. EDRs are receipts issued in Europe that evidence ownership of underlying securities issued by a foreign corporation. Generally, EDRs are designed for use in European securities markets. Global Shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S. and are represented by the same share certificate in both the U.S. and the home market. Global Shares may also be eligible to list on exchanges in addition to the United States and home country. Separate registrars in the United States and home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. Registrar.
Common shares traded on foreign exchanges and the underlying securities of the ADRs, GDRs and EDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Global Shares may trade in their home market in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the common shares, ADR, GDR, EDR or Global Share and, therefore, the value of the Fund’s portfolio.
Oppenheimer International Revenue ETF
Exchange Trading Symbol: REFA	Cusip Number: 68386C757
The MSCI EAFE Index, Oppenheimer International Revenue ETF’s Parent Index, is a comprehensive, rules-based index designed to represent the performance of large and mid-cap securities of developed market countries around the world, excluding the United States and Canada. As of September 30, 2017, the largest market capitalization of a company in the MSCI EAFE Index was approximately $260.848 billion and the smallest market capitalization was approximately $1.160 billion. The average market capitalization of companies in the MSCI EAFE Index on this date was approximately $15.538 billion, and the median market capitalization was approximately $7.598 billion.
The OFI Revenue Weighted International Index, the Fund’s Underlying Index, is constructed by re-weighting the constituent securities of the Parent Index according to the revenue earned by the companies in the Parent Index, subject to a maximum 5% per company weighting.
The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its total assets in that industry or group of industries.
The Fund may hold the securities of foreign companies in the form of common shares traded on foreign exchanges, ADRs, GDRs, EDRs and Global Shares. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs are designed for use in the U.S. securities markets. GDRs are receipts for shares of foreign companies that are traded in capital markets around the world. Generally, GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. EDRs are receipts issued in Europe that evidence ownership of underlying securities issued by a foreign corporation. Generally, EDRs are designed for use in European securities markets. Global Shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S. and are represented by the same share certificate in both the U.S. and the home market. Global Shares may also be eligible to list on exchanges in addition to the United States and home country. Separate registrars in the United States and home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. Registrar.
Common shares traded on foreign exchanges and the underlying securities of the ADRs, GDRs and EDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Global Shares may trade in their home market in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the common shares, ADR, GDR, EDR or Global Share and, therefore, the value of the Fund’s portfolio.
Oppenheimer ESG Revenue ETF
Exchange Trading Symbol: ESGL	Cusip Number: 68386C 773
The S&P 500® Index, Oppenheimer ESG Revenue ETF’s Paremt Index, is a stock market index comprised of a representative sample of common stocks of 500 leading companies in leading industries of the United States economy selected by S&P Dow Jones Indices LLC. As of September 30, 2017, the largest market capitalization of a company in the S&P 500® Index was approximately $796.065 billion and the smallest market capitalization was approximately $2.725 billion. The average market capitalization of companies in the S&P 500® Index on this date was approximately $44.745 billion and the median market capitalization was approximately $20.630 billion.
The Underlying Index is constructed using a scoring system established by Sustainalytics, a third party research provider, to measure the strength of each pillar of environmental, social, and governance practices for each company within the Parent Index. Based on that scoring, the top half of securities with ESG scores are selected for inclusion in the Underlying Index. Companies with controversies that fall into Category 4 or higher out of 5, with 5 being highest, are eliminated. Those securities that are selected are then re-weighted according to revenue earned, subject to a maximum 5% per company weighting. The Underlying Index thus contains a subset of the securities in the Parent Index, in different proportions.
Sustainalytics uses a variety of criteria to determine a company’s ESG score, which may change from time to time. The environmental criteria includes, but is not limited, to climate change (carbon, energy efficiency, fines), natural resources (water stress, biodiversity), pollution and waste (air/water pollution, waste management), and environmental opportunities
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(clean technology, green building, renewable energy). The social criteria includes, but is not limited, to human capital (labor management, development, supply chain, health and safety, employee sentiment, diversity), product liability (safety and quality, consumer satisfaction), stakeholder opposition (controversial sourcing), social opportunities (access to finance, healthcare, communications, nutrition and health, philanthropy), and board composition (diversity). The governance criteria includes, but is not limited, to corporate governance (board, executive pay, ownership structure, accounting and disclosures, audit committee structure) and corporate behavior (business ethics, anti-competition strategies, corruption, lobbying, political contributions, shareholder rights).
Oppenheimer Global ESG Revenue ETF
Exchange Trading Symbol: ESGF	Cusip Number: 68386C 781
The MSCI All Country World Index, the Oppenheimer Global ESG Revenue ETF’s Parent Index, is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. As of September 30, 2017, the largest market capitalization of a company in the MSCI All Country World Index was approximately $803.557 billion and the smallest market capitalization was approximately $478.98 billion. The average market capitalization of companies in the MSCI All Country World Index on this date was approximately $17.411 billion and the median market capitalization was approximately $7.018 billion.
The Underlying Index is constructed by using a scoring system established by MSCI ESG Research, Inc. to measure the strength of each pillar of environmental, social, and governance practices for each company within the Parent Index. Based on that scoring, the top half of securities with ESG scores are selected for inclusion in the Underlying Index, and those that are selected are then re-weighted according to revenue earned, subject to a maximum 5% per company weighting. Thus, the Underlying Index contains a subset of the securities in the Parent Index, in different proportions.
MSCI ESG Research, Inc. uses a variety of criteria to determine a company’s ESG score, which may change from time to time. The environmental criteria includes, but is not limited, to climate change (carbon emissions, energy efficiency, product carbon footprint, financing environmental impact, climate change vulnerability), natural resources (water stress, biodiversity and land use, raw material sourcing), pollution and waste (toxic emissions and waste, packaging material and waste, electronic waste), and environmental opportunities (opportunities in clean technology, green building and renewable energy). The social criteria includes, but is not limited to, human capital (labor management, human capital development, health and safety, supply chain labor standards), product liability (product safety and quality, privacy and data security, chemical safety, responsible investment, financial product safety, health and demographic risk), and social opportunities (access to communications, healthcare and finance, opportunities in nutrition and health). The governance criteria includes, but is not limited to, corporate governance (board, pay, ownership, accounting) and corporate behavior (business ethics, corruption and instability, anti-competitive practices strategies, financial instability).
Oppenheimer Large Cap Revenue ETF
Exchange Trading Symbol: RWL	Cusip Number: 68386C 104
The S&P 500® Index, Oppenheimer Large Cap Revenue ETF’s Parent Index, is a stock market index comprised of a representative sample of common stocks of 500 leading companies in leading industries of the United States economy selected by S&P Dow Jones Indices LLC. As of September 30, 2017, the largest market capitalization of a company in the S&P 500® Index was approximately $796.065 billion and the smallest market capitalization was approximately $2.725 billion. The average market capitalization of companies in the S&P 500® Index on this date was approximately $44.745 billion and the median market capitalization was approximately $20.630 billion.
The OFI Revenue Weighted Large Cap Index, the Fund’s Underlying Index, is constructed by re-weighting the constituent securities of the Parent Index according to the revenue earned by the companies in the Parent Index, subject to a maximum 5% per company weighting.
Oppenheimer Mid Cap Revenue ETF
Exchange Trading Symbol: RWK	Cusip Number: 68386C 203
The S&P MidCap 400® Index, Oppenheimer Mid Cap Revenue ETF’s Parent Index, is a stock market index comprised of a representative sample of common stocks of 400 mid-sized companies selected by S&P Dow Jones Indices LLC. As of September 30, 2017, the largest market capitalization of a company in the S&P MidCap 400® Index was approximately $10.898 billion and the smallest market capitalization was approximately $899.17 billion. The average market capitalization of companies in the S&P MidCap 400® Index on this date was approximately $4.396 billion and the median market capitalization was approximately $4.036 billion.
The OFI Revenue Weighted Mid Cap Index, the Fund’s Underlying Index, is constructed by re-weighting the constituent securities of the Parent Index according to the revenue earned by the companies in the Parent Index, subject to a maximum 5% per company weighting.
Oppenheimer Small Cap Revenue ETF
Exchange Trading Symbol: RWJ	Cusip Number: 68386C 302
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The S&P SmallCap® 600 Index, Oppenheimer Small Cap Revenue ETF’s Parent Index, is a stock market index comprised of 600 common stocks of small-cap companies selected by S&P Dow Jones Indices LLC based on inclusion criteria to ensure that they are investable and financially viable. As of September 30, 2017, the largest market capitalization of a company in the S&P SmallCap® 600 Index was approximately $5.126 billion and the smallest market capitalization was approximately $49.2 million. The average market capitalization of companies in the S&P SmallCap® 600 Index on this date was approximately $1.348 billion and the median market capitalization was approximately $1.187 million
The OFI Revenue Weighted Small Cap Index, the Fund’s Underlying Index, is constructed by re-weighting the constituent securities of the Parent Index according to the revenue earned by the companies in the Parent Index, subject to a maximum 5% per company weighting.
The Oppenheimer Small Cap Revenue ETF strives to mitigate liquidity risk associated with investments in small capitalization companies by using an S&P® index as a parent index. Though revenue weighting may, during momentum markets, result in heavier allocation to less liquid securities within a corresponding S&P® index, investing in securities included in the parent S&P® index helps mitigate the overall liquidity risk because S&P Dow Jones Indices LLC uses liquidity as a primary screening factor in selecting the constituent securities of its indexes.
Oppenheimer Financials Sector Revenue ETF
Exchange Trading Symbol: RWW	Cusip Number: 68386C 807
The S&P 500® Financials Index, Oppenheimer Financials Sector Revenue ETF’s Parent Index, is a stock market index comprised of large cap companies that S&P Dow Jones Indices LLC deems to be part of the financials sector of the United States economy, using the Global Industry Classification Standard. It is a subset of the S&P 500® Index and includes companies involved in activities such as: banking; mortgage finance; consumer finance; specialized finance; investment banking and brokerage; asset management and custody; corporate lending; insurance; financial investment; and real estate, including real estate investment trusts (“REITs”). As of September 30, 2017, the largest market capitalization of a company in the S&P Financials® Index was approximately $452.226 billion and the smallest market capitalization was approximately $4.117 billion. The average market capitalization of companies in the S&P Financials® Index on this date was approximately $50.676 billion and the median market capitalization was approximately $24.467 billion.
The Fund will concentrate its investments in a particular industry or group of industries, such as the commercial banks, diversified financial services and insurance industries, to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its total assets in that industry or group of industries.
The OFI Revenue Weighted Financials Sectors Index, the Fund’s Underlying Index, is constructed by re-weighting the constituent securities of the Parent Index according to the revenue earned by the companies in the Parent Index.
Oppenheimer Ultra Dividend Revenue ETF
Exchange Trading Symbol: RDIV	Cusip Number: 68386C 401
The S&P 900® Index, Oppenheimer Ultra Dividend Revenue ETF’s Parent Index, combines the S&P 500® Index and S&P MidCap® 400 Index to form an investable benchmark for the large-mid cap universe of the U.S. equity market. The S&P 500® Index is a stock market index comprised of a representative sample of common stocks of 500 leading companies in leading industries of the United States economy selected by S&P Dow Jones Indices LLC. The S&P MidCap® 400 Index is a stock market index comprised of common stock of 400 mid-sized companies selected by S&P Dow Jones Indices LLC. As of September 30, 2017, the largest market capitalization of a company in the S&P 900® Index was approximately $796.065 billion and the smallest market capitalization was approximately $899.17 million. The average market capitalization of companies in the S&P 900® Index on this date was approximately $26.911 billion and the median market capitalization was approximately $9.186 billion. As of September 30, 2017, the largest market capitalization of a company in the OFI Revenue Weighted Ultra Dividend Index™ was approximately $240.495 billion and the smallest market capitalization was approximately $925.7 million. The average market capitalization of companies in the OFI Revenue Weighted Ultra Dividend Index™ as of September 30, 2017 was approximately $22.619 billion and the median market capitalization was approximately $6.475 billion.
The OFI Revenue Weighted Ultra Dividend Index™ is constructed by calculating the average of the 1-year trailing dividend yields for the current quarter and each of the past three quarters for each constituent security of the Parent Index, excluding securities that have issued a special dividend over that time period. Dividend yield is calculated using a stock’s dividend divided by its price. This universe of securities is narrowed through a quantitative screen, and the top 60 securities are selected and are then re-weighted according to the revenue earned by the companies, subject to a maximum 5% per company weighting. The number of securities may be less than 60 during a quarter if securities are removed from the Parent Index, and therefore the Underlying Index.
The Fund will concentrate its investments in a particular industry or group of industries, such as the utilities industry, to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its total assets in that industry or group of industries.
The Oppenheimer Ultra Dividend Revenue ETF strives to mitigate liquidity risk associated with investments in medium capitalization companies by using an S&P® index as a benchmark index. Though revenue weighting may, during
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momentum markets, result in heavier allocation to less liquid securities within a corresponding S&P® index, investing in securities included in the benchmark S&P® index helps mitigate the overall liquidity risk because S&P Dow Jones Indices LLC uses liquidity as a primary screening factor in selecting the constituent securities of its indexes.
Principal Risk Factors
Investing in any ETF, including the Funds, involves risk, including the risk that you may lose part or all of the money you invest. Each Fund is subject to the principal risks described below, unless indicated otherwise. Some or all of these risks may adversely affect a Fund’s NAV, trading price, total return and/or a Fund’s ability to meet its objective.
Investment Approach Risk. The Underlying Index, and thus the Fund, seeks to provide exposure to investments based on a specific selection criteria and a revenue weighting approach. There can be no assurance that the selection criteria and weighting approach will enhance a Fund’s performance over time. It is expected that exposure to such investment criteria and weighting will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Fund will not adjust a Fund’s investment process to target different criteria or weighting processes.
Stock Market Risk. Stock market risk is the risk that broad movements in financial markets will adversely affect the price of a Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments a Fund makes. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.
Market Trading Risk.
Absence of Active Market. The Fund faces numerous market trading risks, including that an active trading market for Shares may not develop or be maintained (including through a trading halt), losses from trading in secondary markets, periods of high volatility and disruptions to the creation/redemption process.
Secondary Market Trading Risk. In addition to the risks described above, note that Shares may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem Shares. At such times, Shares may trade in the secondary market with more significant premiums or discounts to the Fund’s NAV or IIV (see “Share Trading Prices” below for more information on the IIV) than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. During such periods, you may be unable to sell your Shares. As with all other exchange traded securities, Shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
Stop Loss Order Risk. During periods of high market volatility, including events such as a “flash crash,” different investment strategies or techniques, such as stop loss orders to sell your Shares, may not work as intended and may result in significant losses. A stop loss order may cause a Share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with a brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop loss order, although no assurance can be given that inclusion of limit criteria will mitigate any such losses.
Shares of the Fund May Trade at Prices Other Than NAV/IIV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for Shares and changes in the value of the Fund’s portfolio holdings. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV and IIV during periods of market volatility.
However, because shares can be created and redeemed in Creation Units at NAV, large discounts or premiums to the NAV and IIV are not likely to be sustained over the long term. While the creation/redemption feature is designed to make it more likely that the Shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV or IIV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV or IIV.
Costs of Buying or Selling Shares. Buying or selling Shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what market makers or other participants that trade the particular security are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Shares, frequent trading may detract significantly from investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
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Non-Correlation Risk. A Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing or reconstituting the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. A Fund may not be fully invested at times, in which case holding cash balances may prevent it from replicating its Underlying Index. If a Fund utilizes a representative sampling approach, its return may not correlate as well with the return on its Underlying Index, as would be the case if it purchased all of the stocks in its Underlying Index with the same weightings as its Underlying Index. If a Fund fair values portfolio securities when calculating its NAV, the Fund’s return may vary from the return of its Underlying Index to the extent the Underlying Index reflects stale pricing.
Portfolio Turnover Risk. Because the Funds are rebalanced and/or reconstituted quarterly, the Funds may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. A Fund may experience a higher rate of portfolio turnover to the extent active market trading of Shares causes more frequent creation or redemption activities and such creation and redemption activities are not conducted in-kind. The greater the portfolio turnover, the greater the transaction costs to a Fund, which could have an adverse effect on a Fund’s total rate of return, and the more likely a Fund is to generate capital gains that must be distributed to shareholders as taxable income.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of intermediaries that act as authorized participants, and none of the authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption order with respect to a Fund and no other authorized participant is able to step forward to create or redeem Shares, in either of these cases, may trade at a discount to NAV or IIV and possibly face delisting.
Calculation Methodology Risk. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Fund nor the investment adviser can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Passive Investment Risk. The Fund is not actively managed. Therefore, the Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. A general decline in the market segments included in the Underlying Index may adversely affect the Fund’s performance.
Securities Lending Risk. Securities lending involves the risk that a Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all and the securities lending agent fails to fulfill its guarantee to the Fund against that risk. A Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. A Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to shareholders. For example, if a Fund loans its securities, the Fund and its investors may lose the ability to treat certain Fund distributions associated with those activities as qualified dividend income.
Risks Specific to Each Fund
Concentration Risk. (Oppenheimer Financials Sector Revenue ETF, Oppenheimer Ultra Dividend Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, Oppenheimer International Revenue ETF, Oppenheimer ESG Revenue ETF, Oppenheimer Global ESG Revenue ETF)
A Fund will typically concentrate in industries or groups of industries to the same extent as its Underlying Index. A Fund may be adversely affected by the performance of the securities in a particular industry or group of industries and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry or group of industries.
ESG Investing Strategy Risk. (Oppenheimer ESG Revenue ETF and Oppenheimer Global ESG Revenue ETF)
The stocks of companies with favorable ESG practices may underperform the stock market as a whole. As a result, the Fund may underperform other funds that do not screen companies based on ESG practices. The criteria used to select companies for the Underlying Index may result in the Fund investing in securities, industries or sectors that underperform the market as a whole or underperform other funds screened for ESG standards.
Small and Medium Capitalization Stock Risk. (Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF, Oppenheimer Ultra Dividend Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, Oppenheimer International Revenue ETF)
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Small and medium capitalization stock risk is associated with investments in small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares). The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Securities of small and medium capitalization companies may pay no, or only small, dividends. Investments in equity securities issued by small and medium capitalization companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates.
Increased Volatility Risk. (Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF, Oppenheimer Ultra Dividend Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, Oppenheimer International Revenue ETF)
Increased volatility risk is associated with increased volatility in the price of small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares). The announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease. To the extent that an index or benchmark’s methodology is rules-based and transparent, any price increase or decrease generally would be expected to be smaller than the increase or decrease resulting from a change to a non-transparent index or benchmark (because the transparency of the index or benchmark likely would provide the market with more notice of such change). Because it is impossible to predict when and how market participants will react to announced changes in the constituent securities of a Fund’s Parent Index (and its Underlying Index), the Funds cannot predict when and how these changes will impact the market price and NAV of a Fund.
Non-Diversification Risk. (Oppenheimer Financials Sector Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF)
Each of the Oppenheimer Financials Sector Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF is non-diversified, but intends to maintain the required level of diversification so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), in order to avoid liability for federal income tax to the extent that its income and gains are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Fund.
Financial Services Sector Risk. (Principal Risk for Oppenheimer Financials Sector Revenue ETF, Oppenheimer Large Cap Revenue ETF, Oppenheimer Global Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer International Revenue ETF, and Oppenheimer Global ESG Revenue ETF; Other risk for Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF and Oppenheimer ESG Revenue ETF)
Companies in the financial services sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial services sector, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries of any individual financial company or of the financial services sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial services sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial services sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The banking industry, in particular, is generally negatively affected by interest rates when they remain low for long periods of time, as banks are typically more profitable when there is a larger spread between the federal funds rate and what depositories pay in interest. The financial services sector is particularly sensitive to fluctuations in interest rates. The financial services sector is also a target for cyber attacks, and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
Dividend-Paying Stock Risk. (Oppenheimer Ultra Dividend Revenue ETF)
The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
Depositary Receipt Risk. (Oppenheimer Global ESG Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, and Oppenheimer International Revenue ETF)
To the extent that the exchange price of a depositary receipt differs from the local price of the underlying security used by an Underlying Index, a Fund may be prevented from fully achieving its investment objective of tracking the performance of the Underlying Index. In addition, although ADRs, GDRs, EDRs and Global Shares in which a Fund invests may be listed on major U.S. or foreign exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. If that happens, a Fund may have difficulty selling securities, or selling them
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quickly and efficiently at the prices at which they have been valued. The price at which a Fund’s securities may be sold and the value of the Fund’s Shares may be adversely affected if trading markets for ADRs, GDRs and EDRs are limited or absent or if bid/ask spreads are wide.
Eurozone Investment Risks. (Principal Risk for Oppenheimer Global Revenue ETF, and Oppenheimer International Revenue ETF; Other Risk for Oppenheimer Emerging Markets Revenue ETF)
The European Union (EU) is an economic and political union of most western European countries and a growing number of eastern European countries, collectively known as “member states.” One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (EMU), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (ECB).
The recent global economic crisis that began in 2008 has caused severe financial difficulties for many EU member states, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to depend on, the assistance from others such as the ECB, the International Monetary Fund (“IMF”), or other governments and institutions to address those issues. Failure by one or more EU member states to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn, which could have a significant adverse effect on the value of investments in those and other European countries. By adopting the euro as its currency, members of the EMU are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member states could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and the global markets as a whole are unpredictable, but are likely to be negative, and may adversely impact market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and result in more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably. Additionally, Britain’s intended departure from the EU, known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom (“UK”). Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation of UK banks. While the full impact of Brexit is unknown, market disruption in the EU and globally may have a negative effect on the value of a Fund’s investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional member states seek to leave the EU.
Foreign Currency Risk. (Oppenheimer Global ESG Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, and Oppenheimer International Revenue ETF)
Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. U.S. dollar investments in ADRs, Global Shares or ordinary shares of foreign companies traded on U.S. exchanges are indirectly subject to foreign currency risk to the extent that these companies derive a significant portion of their revenues from markets where transactions are denominated in foreign currencies.
Foreign Market Risk. (Oppenheimer Global ESG Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, and Oppenheimer International Revenue ETF)
Because foreign securities in the Fund’s portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of those securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares. Conversely, Shares of the Fund may trade on U.S. exchanges at times when foreign exchanges are not open for trading. This, in either case, could lead to a difference between the U.S. market value of the Shares and the underlying value of the Fund’s portfolio.
Foreign Securities Risk. (Oppenheimer Global ESG Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, and Oppenheimer International Revenue ETF)
Investments in foreign securities are subject to the risks associated with investing in such foreign markets that may not be present in U.S. securities. For example, there may be less complete financial information publicly available for foreign issuers than for U.S. issuers. There may be more or less government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the United States. Foreign domiciled companies may not be subject to the same disclosure, accounting, auditing, and financial reporting standards and practices as U.S.-domiciled companies. The procedures and rules governing foreign transactions and custody may involve delays in payment, delivery or recovery of money or investments. With respect to certain countries, there is the possibility of government intervention, expropriation or nationalization of assets, and the default or threat of default by a country on its
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sovereign debt. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Because foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. This, in either case, could lead to a difference between the U.S. market value of the Shares and the underlying value of the Fund’s portfolio. The price at which a Fund’s securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the securities are limited or absent or if bid/ask spreads are wide. These factors can make investments in the Fund potentially less liquid and more volatile than other types of investments. Certain of the risks associated with foreign investments are heightened for investments in emerging market countries.
Geographic Focus Risk. (Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, and Oppenheimer International Revenue ETF)
To the extent a Fund focuses on companies in a specific country or region, the Fund is subject to greater risks of adverse developments in that country or region and/or the surrounding countries or regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the country or region, even in countries in which a Fund is not invested, may adversely affect the value of securities values held by the Fund.
Emerging Markets Risk. (Oppenheimer Global ESG Revenue ETF, Oppenheimer Emerging Markets Revenue ETF and Oppenheimer Global Revenue ETF)
The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:
■	less social, political and economic stability;
■	a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
■	smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;
■	more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
■	greater risk of a market shutdown;
■	less transparent and established taxation policies;
■	less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property;
■	less uniformity in accounting and reporting requirements;
■	less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
■	less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
■	less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
■	greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
■	higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
■	greater sensitivity to interest rate changes;
■	increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
■	greater debt burdens relative to the size of the economy;
■	unreliable securities valuation;
■	more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
■	less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries.
Because of the above factors, Oppenheimer Emerging Markets Revenue ETF’s, Oppenheimer Global ESG Revenue ETF’s, and Oppenheimer Global Revenue ETF’s investments in emerging market countries may be subject to greater price volatility and illiquidity than investments in developed markets.
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Industrials Sector Risk. (Oppenheimer Large Cap ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap ETF, Oppenheimer Global Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer International Revenue ETF, Oppenheimer ESG Revenue ETF, Oppenheimer Global ESG Revenue ETF)
The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense and aerospace, construction and engineering, companies that manufacture and distribute lumber, cement and metal, electrical equipment and industrial machinery, companies involved in waste management and manufactured housing, and those that provide commercial and transportation services and supplies. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, supply and demand for building construction and manufactured products, product liability claims and exchange rates.
Healthcare Sector Risk. (Principal Risk for Oppenheimer Large Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF, Oppenheimer ESG Revenue ETF; Other risk for Oppenheimer Mid Cap Revenue ETF and Oppenheimer Global Revenue ETF)
The healthcare sector includes companies relating to medical and healthcare goods and services, such as engaged in manufacturing medical equipment, supplies and pharmaceuticals, as well as operating healthcare facilities and provision of managed healthcare. Companies in this sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Information Technology Sector Risk. (Principal Risk for Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer ESG Revenue ETF, Oppenheimer Global ESG Revenue ETF; Other risk for Oppenheimer Global Revenue ETF)
The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments, and semiconductors and semiconductor equipment manufacturers. Information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, information technology companies face rapid technological development and frequent new product introduction by competitors. Finally, information technology companies rely on patents and intellectual property rights.
Consumer Discretionary Sector Risk. (Principal Risk for Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF, Oppenheimer Ultra Dividend Revenue ETF, Oppenheimer Global Revenue ETF, Oppenheimer International Revenue ETF, Oppenheimer ESG Revenue ETF, Oppenheimer Global ESG Revenue ETF; Other risk for Oppenheimer Emerging Markets Revenue ETF)
The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economy, employment, wage growth, monetary policy impacting interest rates, competition and consumer confidence. Success depends heavily on disposable income and consumer spending habits. Also, companies in the consumer discretionary sector may be subject to fierce competition, exacerbated by the shift toward online shopping. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Consumer Staples Sector Risk. (Principal Risk for Oppenheimer Large Cap Revenue ETF, Oppenheimer Global Revenue ETF, Oppenheimer ESG Revenue ETF, Oppenheimer Global ESG Revenue ETF; Other risk for Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF, Oppenheimer Emerging Markets Revenue ETF and Oppenheimer International Revenue ETF)
Consumer staples are essential products, such as food, beverages, household items, tobacco and other goods that people are unable or unwilling to cut out of their budgets regardless of their financial situation.The consumer staples sector may be affected by the regulation of various product components and production methods, new laws, regulations or litigation, marketing campaigns and other factors affecting consumer demand. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. The demand for consumer staples goods remains fairly constant regardless of the state of the economy. With some products, such as food, alcohol and tobacco, demand sometimes increases during economic downturns. However, price competition among suppliers may be very challenging, which can drive prices lower and impact returns.
Energy Sector Risk. (Principal Risk for Oppenheimer Ultra Dividend Revenue ETF, Oppenheimer Emerging Markets Revenue ETF; Other risk for Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Global Revenue ETF, Oppenheimer Global ESG Revenue ETF and Oppenheimer International Revenue ETF)
The Energy sector consists of companies engaged in the exploration, extraction and refining of coal, oil and natural gas. The energy sector of an economy is cyclical and highly dependent on energy prices. Companies in the energy sector are impacted by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this
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sector may be subject to substantial government regulation and governmental budget constraints. Energy companies can be affected by accidents, environmental problems, terrorism, political events and natural disasters. Energy companies may also operate in, or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt, and therefore may be more likely than other companies to restructure their businesses during market downturns.
Telecommunications Sector Risk. (Principal Risk for Oppenheimer Ultra Dividend Revenue ETF; Other risk for Oppenheimer ESG Revenue ETF and Oppenheimer Emerging Markets Revenue ETF)
The telecommunications sector includes mobile phone companies, internet service providers, cable and satellite companies. Companies in this sector are subject to extensive government regulation, and costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions worldwide, specifically in the area of pre-marketing clearance of products and prices, can be unpredictable. Companies in the telecommunications sector may carry a heavy debt load as a result of distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Companies in this sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Other Investment Strategies and Risks
Conflicts of Interest. The investment activities of the investment adviser and its affiliates with respect to other funds and accounts they manage may present potential conflicts of interest that could, under certain circumstances, disadvantage or adversely affect the Fund and its shareholders. The investment adviser or its affiliates advise other funds and accounts that have investment objectives and strategies that differ from, and may be contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund’s investment strategies or activities. Other funds or accounts advised by the investment adviser or its affiliates may also have conflicting interests arising from investment objectives and strategies that are similar to those of the Fund. For example, those funds and accounts may engage in, and compete for, the same types of investment opportunities as the Fund or invest in securities of the same issuers that have different features and interests as compared to securities held by the Fund. These features (such as seniority, guarantees and differential voting rights) may, under certain circumstances, come into conflict with or disadvantage securities held by the Fund. Because the investment adviser and its affiliates may carry out the investment activities of those other funds or accounts without regard to the investment objectives or performance of the Fund, it is possible that the value of investments held by the Fund or the Fund’s investment strategies may be adversely affected.
The Fund’s investment performance will usually differ from the performance of other funds or accounts that are also advised by the Fund’s investment adviser or its affiliates even in cases where the investment objectives and strategies of the relevant funds or accounts are similar. When managing multiple funds or accounts, the Fund’s investment adviser and its affiliates may make decisions with respect to investment positions held by certain funds or accounts that may cause the Fund to experience losses during periods in which other funds or accounts achieve gains. This may include causing another fund or account to take actions with respect to an issuer’s liquidation, restructuring, default or corporate actions that may conflict with the interests of the Fund. Similar conflicts may also arise when the Fund and other funds or accounts invest in different parts of an issuer’s capital structure, such as when the Fund holds equity or debt obligations of an issuer, and another fund or account holds more senior (or junior) debt obligations of the same issuer, or when the Fund and other funds or accounts hold securities of different issuers that have competing claims to the same assets or sources of payment. In such circumstances, decisions regarding whether to trigger an event of default, the terms of any potential workout or restructuring of a distressed issuer, liquidating or selling an investment, corporate actions, litigation or other investment decisions may, and often do, result in conflicts of interest. The Fund may receive lower returns on its investment in an issuer as a result of actions taken with respect to the same or related issuers by other investors, including other funds or accounts managed by the investment adviser or its affiliates.
The Fund’s investment adviser or its affiliates may manage funds or accounts with different fee rates and/or fee structures, including funds or accounts that pay advisory fees based on account performance (“performance fee accounts”). Such differences in fee arrangements may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. For example, the investment adviser or its affiliates could potentially allocate the most attractive investments to higher-fee accounts or performance fee accounts, or the trading of higher-fee accounts could potentially be favored as to timing and/or execution price.
The investment adviser has adopted policies and procedures designed to mitigate where possible potential conflicts of interest identified by the investment adviser. However, such policies and procedures may also limit the Fund’s investment activities and affect its performance. For example, the investment activities of such funds or accounts may result in the investment adviser’s or its affiliates’ receipt of material non-public information concerning certain securities, which could lead to restrictions in the trading of such securities or other investment activities of the Fund or other funds or accounts managed by the investment adviser or its affiliates. In certain cases, the Fund’s investment adviser or its affiliates may avoid certain investment opportunities or actions that would potentially give rise to conflicts with other funds or accounts, which
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could also have the effect of limiting the Fund’s investment opportunities and performance. In other cases, the Fund’s investment adviser or its affiliates may choose not to or fail to avoid investment opportunities or action that would potentially give rise to conflicts with other funds or accounts, which could under certain circumstances disadvantage the Fund while advantaging other funds or accounts or vice versa.
The investment adviser and its affiliates may also face other potential conflicts of interest in managing the Fund, and the information above is not a complete description of every conflict that could be deemed to exist when simultaneously managing the Fund and other funds and accounts.
Investments in Money Market Instruments. The Fund can invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. Money market instruments are short-term, U.S. dollar-denominated debt instruments issued or guaranteed by domestic and foreign corporations and financial institutions, the U.S. government, its agencies and instrumentalities and other entities. Money market instruments include certificates of deposit, commercial paper, repurchase agreements, treasury bills and other short term debt obligations that have a final maturity, as defined under rules under the Investment Company Act, of 397 days or less. They may have fixed, variable or floating interest rates. Money market instruments are subject to certain risks, including the risk that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund’s investments to fall.
The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund. It may also invest in money market instruments directly, or in other affiliated or unaffiliated money market funds. The Fund may invest in such other money market funds, such as Oppenheimer Institutional Government Money Market Fund, rather than purchasing individual short-term investments. Oppenheimer Institutional Government Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. At the time of an investment, the Fund cannot always predict what will be the yield of the Oppenheimer Institutional Government Money Market Fund, or any other money market fund it may hold, because of the wide variety of instruments that such fund may hold in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of any other money market fund it may hold, including its advisory fee. However, the investment adviser will waive a portion of the Fund’s advisory fee to the extent of the Fund’s share of the advisory fee paid to the investment adviser by Oppenheimer Institutional Government Money Market Fund, or to any other similar affiliated money market fund of which the Fund is a shareholder. If the Fund invests in an unaffiliated money market fund, the Manager will not waive a portion of the Fund’s advisory fee representing.
Derivatives Risk. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.
In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.
Utilities Industry Risk. (Oppenheimer International Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF)
Companies in the utilities industry may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitation on rates charged to customers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Also, energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss.
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Materials Sector Risk. (Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF, Oppenheimer Ultra Dividend Revenue ETF, Oppenheimer Global Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global ESG Revenue ETF, Oppenheimer International Revenue ETF)
The Materials economic sector includes companies that make or process chemicals, construction materials, glass, paper, forest products, packaging products, as well as metals, minerals and mining companies.Companies in this sector are sensitive to changes in the business cycle and depend on a strong economy. This sector is also sensitive to supply and demand fluctuations, both domestic and global, because the price of raw materials is largely dependent on supply and demand. Further, certain companies in this sector can be affected by shifts in the housing market, as many produced raw materials are components of construction projects. Rising wage costs can also impact companies in this sector due to certain segments of the sector rely on skilled labor.
Exchange-Traded Funds. The Fund can invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts. The Fund might do so as a way of gaining exposure to securities represented by the ETF’s portfolio at times when the Fund may not be able to buy those securities directly, or it might do so in order to equitize cash positions. As a shareholder of an ETF, the Fund would be subject to its ratable share of that ETF’s expenses, including its advisory and administration expenses. At the same time, the Fund would bear its own management fees and expenses. Similar to a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF. Because ETFs are listed on national stock exchanges and traded like stocks listed on an exchange, shares of ETFs potentially may trade at a discount or a premium to their net asset value. An active market for the ETF may not develop. Additionally, market trading in the ETF may be halted under certain circumstances. Furthermore, investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. The Fund’s investments in the shares of ETFs are subject to the limits that apply to investments in investment companies under the Investment Company Act of 1940 or any exemptive relief therefrom. The Fund does not intend to invest in ETFs unless the investment adviser believes that the potential benefits of the investment justify the expenses.
Portfolio Holdings Information
Information about each Fund’s portfolio holdings is available at www.oppenheimerfunds.com. A summarized description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”) of Oppenheimer ETF Trust (the “Trust”).
58	Oppenheimer ETF Trust

Management of the Funds
The Investment Adviser
OFI Advisors, LLC, (the “Manager”), located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103, serves as the investment adviser to each Fund. The Manager has overall responsibility for the general management and administration of Oppenheimer ETF Trust (the “Trust”) and provides an investment program for each Fund. The Manager also provides discretionary separate account management services to institutional clients as well as investment consulting services. As of September 30, 2017, the Manager had approximately $3.047 billion in assets under discretionary management.
Effective September 30, 2017, the investment advisory agreement between the Manager and the Trust was amended to reflect a unitary fee structure, as described below. Under the Amended and Restated Investment Advisory Agreement, each Fund will pay the Manager a unitary management fee at the annual rates as follows:
Fund	Unitary Management Fee
Oppenheimer Large Cap Revenue ETF	0.39%
Oppenheimer Mid Cap Revenue ETF	0.39%
Oppenheimer Small Cap Revenue ETF	0.39%
Oppenheimer Financials Sector Revenue ETF	0.45%
Oppenheimer Ultra Dividend Revenue ETF	0.39%
Oppenheimer ESG Revenue ETF	0.40%
Oppenheimer Global ESG Revenue ETF	0.45%
Oppenheimer Emerging Markets Revenue ETF	0.46%
Oppenheimer Global Revenue ETF	0.43%
Oppenheimer International Revenue ETF	0.42%
Pursuant to the Amended and Restated Investment Advisory Agreement, the Manager is responsible for all expenses of each Fund, except the fee payment under the Agreement, distribution fees or expenses under the Funds' 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokers’ commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Funds, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.
Prior to September 30, 2017, the Manager’s contractual management fees (which include the Funds’ contractual management fees for the fiscal year ended June 30, 2017) are set forth below. The Manager entered into a written fee waiver and expense reimbursement agreement with the Funds to waive portions of its contractual management fees in order to help lower the Funds’ expense ratios. The table also shows actual management fees charged and the amount of the fee waiver and expense reimbursement.
Name of Fund	Contractual Management Fee	Fee Waiver and/or Expense Reimbursement	Actual Management Fee
Oppenheimer Large Cap Revenue ETF	0.39%	0.11%	0.28%
Oppenheimer Mid Cap Revenue ETF	0.39%	0.13%	0.26%
Oppenheimer Small Cap Revenue ETF	0.39%	0.12%	0.27%
Oppenheimer Financials Sector Revenue ETF	0.45%	0.32%	0.13%
Oppenheimer Ultra Dividend Revenue ETF	0.39%	0.11%	0.28%
Oppenheimer ESG Revenue ETF	0.40%	0.39%*	0.01%
Oppenheimer Global ESG Revenue ETF	0.45%	0.73%*	(0.28%)
Oppenheimer Emerging Markets Revenue ETF	0.46%	0.69%**	(0.23%)
Oppenheimer Global Revenue ETF	0.43%	0.70%**	(0.27%)
Oppenheimer International Revenue ETF	0.42%	0.70%**	(0.28%)
*For the period October 31, 2016 to June 30, 2017.
**For the period from July 13, 2017 to August 11, 2017.
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Prior to September 30, 2017, the Manager had contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses to the extent necessary to prevent the Total Annual Fund Operating Expenses of each Fund (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.39% of average daily net assets for the Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF, from exceeding 0.49% of average daily net assets for the Oppenheimer Financials Sector Revenue ETF, from exceeding 0.40% for the Oppenheimer ESG Revenue ETF, from exceeding 0.45% for the Oppenheimer Global ESG Revenue ETF, from exceeding 0.46% for the Oppenheimer Emerging Markets Revenue ETF, from exceeding 0.43% Oppenheimer Global Revenue ETF, and from exceeding 0.42% for the Oppenheimer International Revenue ETF. This agreement is contractually binding through October 25, 2018, unless approved by the Board. At its August 2017 meeting, the Board approved the termination of the agreement on September 30, 2017, when the Amended and Restated Investment Advisory Agreement took effect.
OppenheimerFunds Distributor, Inc. (“OFDI” or “Distributor”) does not sell Shares directly to the retail public through the Exchange.
A discussion regarding the basis for the Funds’ current Board of Trustees’ approval of the investment advisory agreement between the Trust and the Manager will be available in the Funds’ Semiannual Report to Shareholders for the period ended December 31, 2017.
The Portfolio Managers
Each of the Funds’ portfolios is managed by Frank Vallario and Sean Reichert who are primarily responsible for the day-to-day management of each Fund’s investments. Mr. Vallario has been Vice President of each Fund since October 2017 and a portfolio manager of each Fund since August 2017 and Mr. Reichert has been Vice President of each Fund since December 2015 or since a Fund’s inception, as applicable, and a portfolio manager of each Fund since its respective inception.
Mr. Vallario has been a Vice President of the Manager since August 2017. Prior to joining the Manager, Mr. Vallario was a portfolio manager at ColumbiaThreadneedle from September 2015 to June 2017. Mr. Vallario was an Executive Director, Quantitative Client Consultant, for Northeast Hedge Funds at MSCI, Inc. from April 2010 to September 2015. Mr. Vallario holds an M.B.A from Rutgers University and a B.S. from Lehigh University. Mr. Vallario is a portfolio manager of other portfolios in the OppenheimerFunds complex.
Mr. Reichert has been a Vice President of the Manager since December 2015. He was a portfolio manager of IMS from 2009 to 2015. Prior to joining IMS, Mr. Reichert worked in the Public Finance department at Janney Montgomery Scott, a mid-sized regional investment bank. Mr. Reichert graduated with a B.S. in Economics with a concentration in Finance from The Wharton School of The University of Pennsylvania. Mr. Reichert is a portfolio manager of other portfolios in the OppenheimerFunds complex.
The SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed, and ownership of Shares in the Funds.
The Underlying Indexes
Each Underlying Index (except for the OFI Revenue Weighted Ultra Dividend Index™, OFI Revenue Weighted ESG Index™, and OFI Revenue Weighted Global ESG Index™) is constructed using an alternative revenue-weighted approach that contains most, if not all, of the same securities as the corresponding Parent Index, but in different proportions. The OFI Revenue Weighted Ultra Dividend Index™, OFI Revenue Weighted ESG Index™, and OFI Revenue Weighted Global ESG Index™ are constructed using an alternative revenue-weighted approach that contains a subset of the securities of the corresponding Parent Index.
Each Fund (except for Oppenheimer ESG Revenue ETF, Oppenheimer Global ESG Revenue ETF, Oppenheimer International Revenue ETF, Oppenheimer Emerging Markets Revenue ETF and Oppenheimer Global Revenue ETF) use their respective Underlying Index free of charge, in connection with the license that has been provided by S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”). S&P Dow Jones Indices serves as the index provider and is responsible for compiling and maintaining each Underlying Index. Since the Manager owns these Underlying Indexes, it may be deemed a creator and sponsor of each of these Underlying Indexes.
The Oppenheimer ESG Revenue ETF is licensed to use its Underlying Index. S&P Dow Jones Indices serves as the index provider and is responsible for compiling, sponsoring and maintaining the OFI Revenue Weighted ESG Index™. Since the Manager owns this Underlying Index, it may be deemed a creator and sponsor of the Underlying Index.
The Oppenheimer Global ESG Revenue ETF is licensed to use its Underlying Index. MSCI Inc., (“MSCI”) serves as the index provider and is responsible for compiling, sponsoring and maintaining the OFI Revenue Weighted Global ESG Index.
Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF each use their respective Underlying Index free of charge, in connection with the license that has been provided by MSCI Inc. (“MSCI”). MSCI serves as the index provider and is responsible for compiling, sponsoring and maintaining each Underlying Index.
60	Oppenheimer ETF Trust

S&P Dow Jones Indices and MSCI are not affiliated with the Funds or the Manager. To learn more about S&P Dow Jones Indices, please visit www.spdji.com. To learn more about MSCI, please visit www.msci.com.
The Revenue Weighted methodology weights each constituent member of the Funds’ respective Underlying Index using each constituent security’s 1-year trailing revenue as the numerator, and the cumulative revenues of all companies in the Funds’ respective Underlying Index as the denominator, subject to certain asset diversification requirements implemented on the quarterly rebalance date, as necessary, to allow the Funds to qualify as regulated investment companies under the Internal Revenue Code. No single constituent security of the OFI Revenue Weighted Ultra Dividend Index™, OFI Revenue Weighted ESG Index™, OFI Revenue Weighted Global ESG Index™, OFI Revenue Weighted Emerging Markets Index, OFI Revenue Weighted Global Index, or OFI Revenue Weighted International Index may have a weighting greater than 5%. Increasing revenues will only lead to higher weightings when a constituent company’s revenue represents a greater percentage of the total revenues of all companies in the index.
Each Underlying Index (except for the OFI Revenue Weighted Ultra Dividend Index™, OFI Revenue Weighted ESG Index™, OFI Revenue Weighted Global ESG Index™, OFI Revenue Weighted Emerging Markets Index, OFI Revenue Weighted Global Index, and OFI Revenue Weighted International Index) is re-weighted quarterly by S&P Dow Jones Indices using a rules-based methodology based on revenues and, as necessary, to satisfy asset diversification requirements.
OFI Revenue Weighted Ultra Dividend Index™ is reconstituted and rebalanced quarterly by S&P Dow Jones Indices using a rules-based methodology based on the dividend yields of the constituent securities and revenues and, as necessary, to satisfy asset diversification requirements.
OFI Revenue Weighted ESG Index™ is reconstituted and rebalanced quarterly by S&P Dow Jones Indices using a rules-based methodology based on the ESG practices of the constituent companies and their revenues and, as necessary, to satisfy asset diversification requirements.
OFI Revenue Weighted Global ESG Index is reconstituted and rebalanced quarterly by MSCI using a rules-based methodology based on the ESG practices of the constituent companies and their revenues and, as necessary, to satisfy asset diversification requirements.
OFI Revenue Weighted Emerging Markets Index, OFI Revenue Weighted Global Index, and OFI Revenue Weighted International Index are each rebalanced quarterly according to revenue weightings by MSCI.
Outside of these quarterly rebalancings and reconstitutions, and any rebalancings to meet asset diversification requirements, the Underlying Indexes for each Fund except the Oppenheimer Ultra Dividend Revenue ETF, Oppenheimer ESG Revenue ETF, Oppenheimer Global ESG Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, and Oppenheimer International Revenue ETF will be reconstituted by S&P Dow Jones Indices only when: (1) a security in the related Parent Index is altered due to corporate actions; or (2) when new securities are added to or deleted from the related Parent Index. For the Oppenheimer Ultra Dividend Revenue ETF, outside of these quarterly reconstitutions, and any rebalancings to meet asset diversification requirements, the Underlying Indexes will be reconstituted by S&P Dow Jones Indices only when: (1) a security in the related Index that is a constituent of the Underlying Index is altered due to corporate actions; or (2) when securities that are constituents of the Underlying Index are deleted from the related Index. For Oppenheimer ESG Revenue ETF and Oppenheimer Global ESG Revenue ETF, outside of these quarterly reconstitutions, and any rebalancings to meet asset diversification requirements, the Underlying Indexes will be reconstituted by S&P Dow Jones Indices or MSCI, as applicable, only when: (1) a security in the related Parent Index that is a constituent of the Underlying Index is altered due to corporate actions; or (2) when securities that are constituents of the Underlying Index are deleted from the related Parent Index. For Oppenheimer Emerging Markets Revenue ETF and Oppenheimer International Revenue ETF, outside of these quarterly reconstitutions, and any rebalancings to meet asset diversification requirements, the Underlying Indexes will be reconstituted only when a security in the related Parent Index is altered due to corporate actions. For Oppenheimer Global Revenue ETF, outside of these quarterly reconstitutions, and any rebalancings to meet asset diversification requirements, the Underlying Index will be reconstituted only when: (1) a security in the related Parent Index that is a constituent of the Underlying Index is altered due to corporate actions; or (2) when securities that are constituents of the Underlying Index are deleted from the related Parent Index. When a security is deleted from the Underlying Index, a replacement security is typical added and the replacement security assumes the deleted security’s weight until the following rebalance. These reconstitutions may take place as frequently as daily, and, with respect to Oppenheimer Ultra Dividend Revenue ETF, Oppenheimer ESG Revenue ETF and Oppenheimer Global ESG Revenue ETF will likely occur at least quarterly.
Typical examples of corporate actions include those associated with price adjustments. When these corporate actions take place, prices are adjusted at the opening of trading by the applicable stock exchange. For example, when a company declares a dividend, the price of the stock opens on the ex- dividend date at a price below the prior day’s close to reflect the payment of the dividend to record shareholders, which affects capitalization. For each such price adjustment, the proportion of a stock’s representation in the Underlying Index will be adjusted to return the stock to its pre-adjusted weightings. Dividends of constituent securities will be deemed to have been reinvested pro rata by company weighting in the applicable Underlying Index. Similarly, rights offerings will be deemed to have been sold for cash and reinvested pro rata by company weighting in the applicable Underlying Index. Another example of a corporate action is a stock split. A stock split reflects an increase in a company’s outstanding shares, but will not affect the company’s weighting in an Underlying Index. For example, in a 2:1 stock split, the number of shares of that particular stock in the Underlying Index will be multiplied by 2 and price will be divided by 2. Another example of a corporate action is when a company or an ADR is delisted from a stock exchange.
Oppenheimer ETF Trust	61

When a company is removed from a Parent Index, the common denominator in the corresponding Underlying Index will not change until the next quarterly rebalancing or reconstitution, as applicable.
For all Funds except Oppenheimer Ultra Dividend Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, and Oppenheimer International Revenue ETF, in order to avoid a complete re-weighting of the Underlying Indexes between quarterly rebalancings, the rules-based methodology weights companies that are added to an Underlying Index at the same weighting as the company being removed from the Underlying Index.
For all Funds except Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, and Oppenheimer International Revenue ETF, in the event that two or more companies are added to a Parent Index and other companies are removed, the two or more companies being added to the corresponding Underlying Index would have a combined weighting equal to that of the companies that are being removed, and the new companies would have a relative pro rata weighting allocation based on the companies’ revenues as of the previous quarter. In the event a company is added to a Parent Index and no companies are removed, S&P Dow Jones Indices or MSCI, as applicable, will not add the new company to the corresponding Underlying Index until the quarterly rebalancing, except that if a company is added to the OFI Revenue Weighted Large Cap Index™, the company will be added to the applicable sector index, such as the OFI Revenue Weighted Financials Sector Index™, even if no corresponding company is removed from the applicable sector index.
For Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, and Oppenheimer International Revenue ETF, in the event that a company is deleted from a Parent Index in between quarterly rebalancings, the remaining companies in the Underlying Index are re-weighted based on their weight in the Parent Index.
The Trust’s website, www.oppenheimerfunds.com, describes the basic concept of each Underlying Index. Each business day, the website publishes, free of charge (or provides a link to another website that publishes free of charge), each Fund’s per share NAV, closing price and midpoint of the bid/ask spread as of the NAV calculation time, all as of the prior business day.
Each trading day, the value of each Underlying Index will be updated intra-day on a real time basis as individual component securities change in price. These intra-day values will be disseminated every 15 seconds throughout the trading day by organizations authorized by S&P Dow Jones Indices or MSCI, as applicable. Once each trading day, these organizations will disseminate values for each Underlying Index, based on closing prices in the relevant exchange market.
In the unlikely event that an Underlying Index is discontinued or otherwise becomes permanently unavailable, a Fund may consider substituting a different index or taking such other action as the Board of Trustees deems advisable.
Disclaimer (All Funds except Oppenheimer Global ESG Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, and Oppenheimer International Revenue ETF)
The Underlying Indexes are the exclusive property of the Manager, which has contracted with S&P Dow Jones Indices to calculate and maintain the Underlying Indexes. The Underlying Indexes are not sponsored by S&P Dow Jones Indices or its affiliates. Neither S&P Dow Jones Indices, Standard & Poor’s Financial Services LLC (“SPFS”), nor any of their affiliates will be liable for any errors or omissions in calculating the Underlying Indexes. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of SPFS and have been licensed for use by S&P Dow Jones Indices and sublicensed for certain purposes by the Manager.
The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Underlying Indexes to track general market performance. S&P Dow Jones Indices Entities only relationship to the Manager with respect to the Underlying Indexes is the licensing of the S&P 500 Index and certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and the provision of the calculation and maintenance services related to the Underlying Indexes. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Fund Shares are converted into cash or other redemption mechanics. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within an Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it investment advice.
S&P DOW JONES INDICES ENTITIES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE MANAGER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS,
62	Oppenheimer ETF Trust

TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.
Disclaimer (Oppenheimer Global ESG Revenue ETF)
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Disclaimer (Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, and Oppenheimer International Revenue ETF)
THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA
Oppenheimer ETF Trust	63

INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Administrator, Custodian and Transfer Agent
The Bank of New York Mellon (“BNY Mellon”) located at One Wall Street, New York, New York 10286, is the administrator, custodian, transfer agent and securities lending agent for each Fund.
Distributor
OFDI is the principal underwriter and distributor of each Fund’s Shares. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc.
OFDI may make payments to broker-dealers and other financial intermediaries for services provided and expenses incurred in connection with the distribution, marketing and promotion of Shares, educational training programs, conferences, development of technology platforms and reporting systems, or making shares of the Funds available within platforms or to the sales force. These payments, which may be significant, will be made by OFDI, not from the assets of the Funds. Payments of the type described above are sometimes referred to as revenue-sharing or marketing payments. These payments may create conflicts of interest between the financial intermediary and its clients by incentivizing the financial intermediary to recommend the Funds. More information regarding these payments is contained in the Funds’ SAI.
64	Oppenheimer ETF Trust

Additional Information About the Funds
Shareholder Information
Additional shareholder information is available free of charge by calling toll free: 1.800.CALL OPP (1-800.225.5677), or visiting the Funds’ website at www.oppenheimerfunds.com.
Buying and Selling Shares. Shares of the Funds will also be listed for trading in the secondary market on the Exchange, and most investors will buy and sell Shares of the Funds in secondary market transactions on the Exchange through brokers. Purchases and sales of Shares in quantities smaller than Creation Unit sizes may only be traded on the Exchange and may not be directly purchased from, or redeemed by, a Fund. Shares can be bought and sold on the Exchange throughout the trading day like other publicly traded shares. There is no minimum investment.
The Shares will be issued or redeemed by a Fund to Authorized Participants at NAV per share only in Creation Unit size. Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares for each Fund except for the Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF, and only in Creation Units of 100,000 Shares for the Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF. See also “Creations, Redemptions and Transaction Fees” below.
Share prices are reported in dollars and cents per Share. Although Shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-share price differential. When buying or selling Shares through a broker in a secondary market exchange transaction, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. DTC serves as the securities depository for all Shares, and DTC or its nominee is the record owner of all outstanding Shares of the Funds. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a record owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices. The trading prices of Shares of each Fund on the Exchange may differ from the Fund’s daily NAV and IIV and can be affected by market forces of supply and demand, economic conditions and other factors (see “Market Trading Risk” above).
The Exchange intends to disseminate the IIV, which is the “approximate value” of Shares of each Fund, every 15 seconds. The “approximate value” that is calculated by the Exchange will be based on the value of assets in the portfolio minus a budgeted liability amount and divided by the number of outstanding Shares. This “approximate value” is not related to the price that Shares are trading on the Exchange and is different from the NAV. The “approximate value” should not be viewed as a “real-time” update of the NAV per Share of the Fund because (i) the “approximate value” may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the “approximate value,” (iii) unlike the calculation of NAV, the “approximate value” does not take into account Fund expenses, and (iv) the “approximate value” is based on the published basket of portfolio securities and not on the Fund’s actual holdings. The “approximate value” calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the “approximate value” and the market price of a Fund’s Shares. The Funds, the Manager, and their affiliates are not involved in, or responsible for, the calculation or dissemination of the “approximate value” and the Funds, the Manager, and their affiliates do not make any warranty as to its accuracy.
Frequent Purchases and Redemptions of Shares. The Funds impose no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders. The Board considered that, unlike traditional mutual funds, each Fund generally issues and redeems its Shares at NAV per Share for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Funds’ shareholders and (b) it is likely that any attempts to market time a Fund by shareholders would result in no negative impact to the Fund or its shareholders.
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Creations, Redemptions and Transaction Fees
Creation Units. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must enter into an Authorized Participant Agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.
Purchase. Each day, prior to the opening of trading, the Fund will designate through the National Securities Clearing Corporation (“NSCC”), the names and number of shares of each security to be included in that day’s basket of securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund’s Underlying Index (“Deposit Securities”). In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of Deposit Securities and generally make a small cash payment referred to as the “Cash Component.” The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.
Orders must be placed in proper form by or through an “Authorized Participant” that is either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of DTC (“DTC Participant”) that has entered into an agreement with the principal underwriter and the transfer agent with respect to purchases and redemptions of Creation Units. Orders are placed in “proper form” when the orders comply with the order processing procedures identified in the Authorized Participant Agreement for creation or redemption of Shares of the Funds. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. Orders for select Funds' (T-1 (T minus 1) Next Day International Market Orders, are to be placed after the listing exchange closing time and before the Fund’s established T-1 order window cut-off time, the latest being 5:30 PM Eastern Standard Time on any Business Day. Such orders, if accepted, will receive the next Business Day’s NAV per Creation Unit. In the case of custom orders, as further described in the SAI, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. A “custom order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any deposit security, such as when a security may not be available in sufficient quantity for delivery or when a security may not be eligible for trading by such Authorized Participant or the investor for which it is acting. See also “Creation and Redemption of Creation Unit Aggregations” in the SAI.
A creation transaction fee (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge may be imposed with respect to custom order transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units through a custom order. See also “Creation and Redemption of Creation Unit Aggregations” in the SAI. The price for each Creation Unit will equal the closing NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.
Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 105% of the market value of the missing Deposit Securities. See also “Creation and Redemption of Creation Unit Aggregations” in the SAI.
Legal Restrictions on Transactions in Certain Stocks. An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock that would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. Such legal restrictions would include, but would not be limited to, restrictions due to affiliated relationships, investment guidelines governing institutional investors or where the investor is an investment banking firm or broker-dealer restricted from holding shares of a company whose securities it recently underwrote. These transactions may involve the substitution of cash in lieu of securities, and purchasers may be subject to a transaction fee of up to four times the standard Creation Transaction Fee. For more details, see the “Creation and Redemption of Creation Unit Aggregations” section in the SAI.
Redemption. Each Fund’s custodian makes available immediately prior to the opening of business of the Exchange each day, through the facilities of the NSCC, the list of the names and the numbers of shares of a Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to purchases of Creation Units if the Fund is rebalancing. Unless cash redemptions are available or specified for a particular Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee (as defined below) and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, the redeeming shareholder will be required to arrange for a compensating cash payment to the Trust equal to the differential, plus the applicable Redemption Transaction Fee and, if applicable, any transfer taxes. For more details, see the “Creation and Redemption of Creation Unit Aggregations” section in the SAI.
An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day’s closing NAV per Share. Orders for select Funds (T-1 (T minus 1)
66	Oppenheimer ETF Trust

Next Day International Market Orders), are to be placed after the listing exchange closing time and before the Fund’s established T-1 order window cut-off time, the latest being 5:30 PM Eastern Standard Time on any Business Day. Such orders, if accepted, will receive the next Business Day’s NAV per Creation Unit. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.
A redemption transaction fee (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process (through a DTC Participant) or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request. See also “Creation and Redemption of Creation Unit Aggregations” in the SAI.
Dividends, Distributions and Taxes
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:
■	Your Fund makes distributions,
■	You sell your Shares listed on the Exchange, and
■	You purchase or redeem Creation Units.
Dividends and Distributions.
Dividends and Distributions. Each Fund has elected or intends to elect and intends to qualify to be treated each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Annual Statements. Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.
Avoid “Buying a Dividend.” At the time you purchase your Shares, the price of shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Taxes.
Fund Distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of net capital gains that are properly reported by the Fund as capital gains dividends are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation to individual shareholders at long-term capital gain rates provided certain holding period and other requirements are met at both the shareholder and Fund levels.
If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you to be used as a foreign tax credit or deduction.
Taxes on Exchange-Listed Share Sales. A sale or exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Your ability to deduct capital losses may be limited.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the
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case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the Internal Revenue Service (“IRS”) requires it. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Shares generally are subject to state and local taxes.
Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it would if it redeemed Creation Units in-kind.
Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and are subject to special U.S. tax certification requirements to avoid backup withholding or claim any treaty benefits. An exemption from U.S. withholding tax is permitted for distributions by a Fund to certain non-U.S. investors that are properly reported by the Fund as (1) capital gain dividends paid by a Fund from net capital gains, (2) short-term capital gain dividends paid from net short-term capital gains in excess of net long-term capital losses, and (3) interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.
Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), ordinary dividends the Fund pays and, after December 31, 2018, the gross proceeds of share redemptions and certain capital gains dividends it pays to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or IRS Form W-8BEN, respectively. No such withholding will occur with respect to a non-U.S. entity that timely provides the Fund with a valid IRS Form W-8BEN-E (or other applicable Form W-8) indicating the entity’s compliance with, or exemption from, FATCA. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this legislation to them.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund
Premium/Discount Information
NAV is the price per share at which a Fund issues and redeems Shares, and is calculated as described in the section of this Prospectus entitled “Net Asset Value.” The “Market Price” of a Fund generally is the market closing price on the Exchange on which a Fund is listed for trading. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with market supply and demand.
Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund’s Market Price is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund’s Market Price is trading below the reported NAV, expressed as a percentage of the NAV.
Information showing the differences between the per share NAV of each Fund and the daily market prices on secondary markets for Shares of each Fund is available by visiting the Funds’ website at www.oppenheimerfunds.com.
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Other Information
Distribution Plan. OFDI acts in a principal capacity as general distributor for the sale and distribution of Creation Units for each Fund. The Distributor does not maintain a secondary market in Shares.
The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to: (i) delivering copies of the current prospectus to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) facilitating communications with beneficial owners of Shares of the Funds; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor.
The Board has not authorized the Funds to pay the fees under the Plan at this time. However, in the event such fees are authorized in the future, because these fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Net Asset Value. The trading price of a Fund’s Shares on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. BNY Mellon calculates each Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. Eastern time) every day the New York Stock Exchange is open (“Business Day”), except in the case of a scheduled early closing of the New York Stock Exchange, in which case the NAV will be calculated based on the value of the Fund’s portfolio determined as of the New York Stock Exchange’s scheduled early closing time. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board of Trustees or its delegate.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Generally, common stocks and other equity securities (ADRs, GDRs, EDRs and Global Shares) are valued at the closing price that day.
If the Manager determines that a value for any of the Fund’s assets is not readily available or the value normally obtained for it, such as from a pricing service, is not reliable when the Fund’s NAV is to be calculated, VTL will determine a fair value for the asset in good faith, pursuant to valuation procedures for the Fund adopted by the Board, and will incorporate that fair value in its NAV calculation. These fair value determinations are intended to reflect values for the Fund’s assets that VTL and the Board believe to be more reliable. However, the Fund’s fair value determinations involve subjective judgments and there can be no assurance that the Fund will receive the fair value assigned to a security if it were to sell the security. Fair value determinations are subject to review, approval or ratification by the Board at or prior to its next scheduled meeting after the fair valuations are determined.
The Board has delegated the day-to-day responsibility for fair value determinations to VTL who has established a valuation committee to oversee those responsibilities. In determining whether a value is not readily available or reliable, VTL monitors the information it receives in the ordinary course of its investment management responsibilities to identify significant events that VTL believes, in good faith, will affect the value of the investment. Those may include, but are not limited to, information or events affecting or related to specific issuers, securities, or markets; consideration of recent transactions in comparable securities; price movements in futures contracts, appropriate market indices, ADRs or exchange-traded funds; the bid/ask quotes of brokers; or other market or trading trends or information. Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from published market valuations. Use of fair value prices could result in a difference between the prices used to calculate a Fund’s NAV and the published prices used by the Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of a Fund’s Underlying Index.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar deemed appropriate by a Fund. Use of a rate different from the rate used by the Underlying Index may adversely affect a Fund’s ability to track the Underlying Index.
Additional Notices
Other Investment Companies. For purposes of the 1940 Act, each Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. Registered investment companies are permitted to invest in Shares of each Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust (the “Order”), including that such registered investment companies enter into a participation agreement with the Trust.
Continuous Offering. The method by which Creation Units of Shares are created and traded may raise certain issues under applicable federal securities laws. Because new Shares may be created and issued on an ongoing basis, at any point during the life of a Fund, a “distribution,” as that term is used in the Securities Act of 1933, as amended (the “Securities Act”), may be occurring. Any individuals considered to be statutory underwriters with regard to a distribution are subject to prospectus delivery and liability provisions of the Securities Act. Therefore, broker-dealers and other persons are cautioned that some activities on their part, depending on the circumstances, may result in their being deemed participants in a distribution in a manner that could render such broker-dealers or other persons statutory underwriters and
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subject them to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether a person is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealer firms should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transactions) are generally required to deliver a prospectus. This is because the current prospectus delivery exemption in the Securities Act does not apply to these transactions. Certain other requirements must also be satisfied with regard to delivery of prospectuses to exchange members in transactions on a national securities exchange. For more information, see “Exchange Listing and Trading-Continuous Offering” in the SAI.
Counsel and Independent Registered Public Accounting Firm.
Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, Illinois 60606, serves as legal counsel to the Trust.
Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 serves as independent registered public accounting firm of the Trust. Cohen audits the Funds’ financial statements and performs other related tax and audit services.
Financial Highlights
The financial highlights table is intended to help you understand the Funds’ financial performance for the past five fiscal years or since inception, as applicable. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal years or periods ended June 30, 2013, 2014 and 2015 was audited by the Funds’ previous independent registered public accounting firm. The information for the fiscal years ended June 30, 2016 and 2017 has been audited by Cohen, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request. No financial information is presented for Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF, as these ETFs had not commenced investment operations as of the Funds’ most recent fiscal year end.
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Financial Highlights
Oppenheimer Large Cap Revenue ETF	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Per Share Operating Performance:
Net asset value, beginning of year	$40.74	$40.91	$38.56	$31.38	$25.20
Net investment income[1]	0.83	0.76	0.68	0.59	0.54[2]
Net realized and unrealized gain (loss) on investments	5.60	(0.14)	2.35	7.13	6.17
Total gain from investment operations	6.43	0.62	3.03	7.72	6.71
Less distributions from:
Net Investment Income	(0.74)	(0.76)	(0.64)	(0.54)	(0.53)
Realized gains	-	(0.03)	(0.04)	-	-
Total Distributions	(0.74)	(0.79)	(0.68)	(0.54)	(0.53)
Net asset value, end of year	$46.43	$40.74	$40.91	$38.56	$31.38

Total Return at Net Asset Value[3]	15.96%	1.55%	7.91%	24.84%	26.98%

Total Return at Market Value[3]	15.98%	1.61%	7.85%	25.10%	28.86%

Ratios/Supplemental Data:
Net assets, end of year (000's omitted)	$689,504	$366,679	$343,682	$242,970	$182,025
Average net assets (000's omitted)	499,579	331,701	296,609	201,920	163,192
Ratio to average net assets of:
Expenses, net of expense waivers and reimbursements	0.42%	0.49%	0.49%	0.49%	0.49%
Expenses, prior to expense waivers and reimbursements	0.52%	0.62%	0.61%	0.68%	0.71%
Net investment income, net of waivers and reimbursements	1.89%	1.92%	1.70%	1.66%	1.93%[2]
Portfolio turnover rate[4]	15.22%	14.13%	18.79%	11.98%	23.47%
1.	Based on average daily shares outstanding.
2.	For the year ended June 30, 2013, net investment income per share reflects a special dividend which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.85%.
3.	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends and distributions at market value during the year, and sale at the market value on the last day of the year. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.
4.	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Oppenheimer ETF Trust	71

Financial Highlights
Oppenheimer Mid Cap Revenue ETF	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Per Share Operating Performance:
Net asset value, beginning of year	$47.74	$49.39	$47.75	$38.00	$29.88
Net investment income[1]	0.56	0.44	0.41	0.34	0.39[2]
Net realized and unrealized gain (loss) on investments	8.68	(1.63)	1.79	9.97	8.18
Total gain (loss) from investment operations	9.24	(1.19)	2.20	10.31	8.57
Less distributions from:
Net Investment Income	(0.67)	(0.46)	(0.39)	(0.34)	(0.31)
Realized gains	-	-	(0.17)	(0.22)	(0.14)
Total distributions	(0.67)	(0.46)	(0.56)	(0.56)	(0.45)
Net asset value, end of year	$56.31	$47.74	$49.39	$47.75	$38.00

Total Return at Net Asset Value[3]	19.46%	(2.39)%	4.63%	27.28%	28.95%

Total Return at Market Value[3]	19.45%	(2.38)%	5.05%	27.14%	29.25%

Ratios/Supplemental Data:
Net assets, end of year (000's omitted)	$329,502	$186,252	$242,092	$205,404	$123,565
Average net assets (000's omitted)	250,624	210,021	223,753	167,424	115,203
Ratio to average net assets of:
Expenses, net of expense waivers and reimbursements	0.43%	0.54%	0.54%	0.54%	0.54%
Expenses, prior to expense waivers and reimbursements	0.56%	0.72%	0.68%	0.73%	0.80%
Net investment income, net of waivers and reimbursements	1.05%	0.94%	0.84%	0.78%	1.17%[2]
Portfolio turnover rate[4]	46.40%	22.23%	13.93%	24.19%	44.42%
1.	Based on average daily shares outstanding.
2.	For the year ended June 30, 2013, net investment income per share reflects a special dividend which amounted to $0.05 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.03%.
3.	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends and distributions at market value during the year, and sale at the market value on the last day of the year. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.
4.	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

72	Oppenheimer ETF Trust

Financial Highlights
Oppenheimer Small Cap Revenue ETF	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Per Share Operating Performance:
Net asset value, beginning of year	$55.06	$58.05	$56.25	$43.82	$33.71
Net investment income[1]	0.55	0.36	0.39	0.26	0.38[2]
Net realized and unrealized gain (loss) on investments	10.85	(2.97)	1.89	12.81	10.22
Total gain (loss) from investment operations	11.40	(2.61)	2.28	13.07	10.60
Less distributions from:
Net Investment Income	(0.43)	(0.38)	(0.38)	(0.52)	(0.35)
Realized gains	-	-	(0.10)	(0.12)	(0.14)
Total distributions	(0.43)	(0.38)	(0.48)	(0.64)	(0.49)
Net asset value, end of year	$66.03	$55.06	$58.05	$56.25	$43.82

Total Return at Net Asset Value[3]	20.75%	(4.46)%	4.06%	30.03%	31.74%

Total Return at Market Value[3]	20.76%	(4.51)%	4.24%	30.38%	31.53%

Ratios/Supplemental Data:
Net assets, end of year (000's omitted)	$554,751	$297,421	$374,516	$292,584	$153,441
Average net assets (000's omitted)	427,452	317,271	322,714	232,088	129,239
Ratio to average net assets of:
Expenses, net of expense waivers and reimbursements	0.43%	0.54%	0.54%	0.54%	0.54%
Expenses, prior to expense waivers and reimbursements	0.54%	0.68%	0.67%	0.72%	0.79%
Net investment income, net of waivers and reimbursements	0.86%	0.68%	0.69%	0.51%	0.99%[2]
Portfolio turnover rate[4]	46.33%	44.07%	21.21%	10.69%	39.39%
1.	Based on average daily shares outstanding.
2.	For the year ended June 30, 2013, net investment income per share reflects a special dividend which amounted to $0.12 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.69%.
3.	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends and distributions at market value during the year, and sale at the market value on the last day of the year. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.
4.	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Oppenheimer ETF Trust	73

Financial Highlights
Oppenheimer Financials Sector Revenue ETF	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Per Share Operating Performance:
Net asset value, beginning of year	$45.61	$50.02	$46.54	$39.35	$27.62
Net investment income[1]	0.70	0.66	0.54	0.45	0.38[2]
Net realized and unrealized gain (loss) on investments	15.65	(4.38)	3.44	7.17	11.71
Total gain (loss) from investment operations	16.35	(3.72)	3.98	7.62	12.09
Less distributions from:
Net Investment Income	(0.69)	(0.69)	(0.50)	(0.43)	(0.36)
Net asset value, end of year	$61.27	$45.61	$50.02	$46.54	$39.35

Total Return at Net Asset Value[3]	36.14%	(7.49)%	8.57%	19.44%	44.09%

Total Return at Market Value[3]	36.20%	(7.58)%	8.66%	19.32%	44.24%

Ratios/Supplemental Data:
Net assets, end of year (000's omitted)	$33,699	$20,524	$32,513	$32,577	$29,509
Average net assets (000's omitted)	26,491	25,009	33,925	31,390	12,464
Ratio to average net assets of:
Expenses, net of expense waivers and reimbursements	0.49%	0.49%	0.49%	0.49%	0.49%
Expenses, prior to expense waivers and reimbursements	0.81%	0.91%	0.77%	0.80%	1.03%
Net investment income, net of waivers and reimbursements	1.28%	1.40%	1.11%	1.03%	1.12%[2]
Portfolio turnover rate[4]	17.70%	20.42%	12.79%	13.27%	20.20%
1.	Based on average daily shares outstanding.
2.	For the year ended June 30, 2013, net investment income per share reflects a special dividend which amounted to $0.004 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.11%.
3.	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends and distributions at market value during the year, and sale at the market value on the last day of the year. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.
4.	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

74	Oppenheimer ETF Trust

Financial Highlights
Oppenheimer Ultra Dividend Revenue ETF	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	For the Period October 1, 2013[1] Through June 30, 2014
Per Share Operating Performance:
Net asset value, beginning of period/year	$31.52	$28.81	$28.72	$24.87
Net investment income[2]	1.50	1.21	1.20	0.91
Net realized and unrealized gain on investments	1.96	2.66	0.03[3]	3.39
Total gain from investment operations	3.46	3.87	1.23	4.30
Less distributions from:
Net Investment Income	(1.14)	(1.16)	(1.11)	(0.45)
Realized Gains	(0.02)	-	(0.03)	-
Total Distributions	(1.16)	(1.16)	(1.14)	(0.45)
Net asset value, end of period/year	$33.82	$31.52	$28.81	$28.72

Total Return at Net Asset Value[4]	11.10%	13.91%	4.30%	17.46%

Total Return at Market Value[4]	11.18%	13.90%	4.19%	17.58%

Ratios/Supplemental Data:
Net assets, end of year (000's omitted)	$510,630	$110,330	$66,254	$22,976
Average net assets (000's omitted)	333,853	67,190	47,799	10,504
Ratio to average net assets of:
Expenses, net of expense waivers and reimbursements	0.41%	0.49%	0.49%	0.49%[5]
Expenses, prior to expense waivers and reimbursements	0.52%	0.75%	0.72%	1.18%[5]
Net investment income, net of waivers and reimbursements	4.48%	4.19%	4.06%	4.57%[5]
Portfolio turnover rate[6]	80.57%	208.25%	51.83%	37.43%
1.	Commencement of operations.
2.	Based on average daily shares outstanding.
3.	The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to timing of sales and repurchase of creation unit Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
4.	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends and distributions at market value during the year, and sale at the market value on the last day of the year. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.
5.	Annualized for periods less than one full year.
6.	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Oppenheimer ETF Trust	75

Financial Highlights
Oppenheimer ESG Revenue ETF	For the Period October 31, 2016[1] Through June 30, 2017
Per Share Operating Performance:
Net asset value, beginning of period	$25.00
Net investment income[2]	0.40
Net realized and unrealized gain on investments	3.28
Total gain from investment operations	3.68
Less distributions from:
Net Investment Income	(0.26)
Net asset value, end of period	$28.42

Total Return at Net Asset Value[3]	14.78%

Total Return at Market Value[3]	14.82%

Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$22,736
Average net assets (000's omitted)	21,828
Ratio to average net assets of:
Expenses, net of expense waivers and reimbursements	0.40%[4]
Expenses, prior to expense waivers and reimbursements	0.78%[4]
Net investment income, net of waivers and reimbursements	2.22%[4]
Portfolio turnover rate[5]	42.11%
1.	Commencement of operations.
2.	Based on average daily shares outstanding.
3.	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends and distributions at market value during the year, and sale at the market value on the last day of the year. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.
4.	Annualized for periods less than one full year.
5.	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

76	Oppenheimer ETF Trust

Financial Highlights
Oppenheimer Global ESG Revenue ETF	For the Period October 31, 2016[1] Through June 30, 2017
Per Share Operating Performance:
Net asset value, beginning of period	$25.00
Net investment income[2]	0.38
Net realized and unrealized gain on investments	2.97
Total gain from investment operations	3.35
Less distributions from:
Net Investment Income	(0.21)
Net asset value, end of period	$28.14

Total Return at Net Asset Value[3]	13.49%

Total Return at Market Value[3]	14.97%

Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$19,697
Average net assets (000's omitted)	18,443
Ratio to average net assets of:
Expenses, net of expense waivers and reimbursements	0.45%[4]
Expenses, prior to expense waivers and reimbursements	1.18%[4]
Net investment income, net of waivers and reimbursements	2.15%[4]
Portfolio turnover rate[5]	78.36%
1.	Commencement of operations.
2.	Based on average daily shares outstanding.
3.	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends and distributions at market value during the year, and sale at the market value on the last day of the year. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.
4.	Annualized for periods less than one full year.
5.	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
Oppenheimer ETF Trust	77

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Information and Services
Statement of Additional Information and Annual and Semi-Annual Reports. The Trust’s Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about each Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The Trust’s Statement of Additional Information and audited financial statements included in its most recent Annual Report dated June 30, 2017, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.
How to Request More Information
You can request the above documents, the notice explaining the Trust’s privacy policy, and other information about the Trust, without charge, by:
Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com
Information about the Trust including the Statement of Additional Information can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Trust are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
No one has been authorized to provide any information about the Trust or to make any representations about the Trust other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Trust, nor a solicitation of an offer to buy shares of the Trust, to any person in any state or other jurisdiction where it is unlawful to make such an offer.
The Trust’s SEC File No.: 811-21993
SP0000.011.1117

Oppenheimer ETF Trust

October 27, 2017
Statement of Additional Information
Oppenheimer ETF Trust (the “Trust”) is an open-end management investment company that currently offers shares in separate and distinct series, representing separate portfolios of investments (each individually referred to as a “Fund,” and collectively referred to as the “Funds”), each of which has its own investment objective.
OFI Advisors, LLC (the “Manager”) serves as the investment adviser to each Fund.
This SAI is not a prospectus and should be read only in conjunction with the Funds’ current Prospectus, dated October 27, 2017. The Financial Statements for the Oppenheimer Financials Sector Revenue ETF, Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF, Oppenheimer Ultra Dividend Revenue ETF, Oppenheimer ESG Revenue ETF and Oppenheimer Global ESG Revenue ETF are incorporated by reference into this SAI from their most recent Annual Report. Copies of the Prospectus and the Annual Report for the Funds, when available, may be obtained by calling the Trust directly at 1.800.CALL OPP (1.800.225.5677) or visiting the Funds’ website at www.oppenheimerfunds.com. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.
Not FDIC Insured. May lose value. No bank guarantee.
This Statement of Additional Information (“SAI”) relates solely to the following Funds:
Oppenheimer Emerging Markets Revenue ETF
Bats BZX Exchange, Inc.	REEM
Cusip	68386C864
Oppenheimer Global Revenue ETF
Bats BZX Exchange, Inc.	RGLB
Cusip	68386C765
Oppenheimer International Revenue ETF
Bats BZX Exchange, Inc.	REFA
Cusip	68386C757
Oppenheimer ESG Revenue ETF
NYSE Arca, Inc.	ESGL
Cusip	68386C773
Oppenheimer Global ESG Revenue ETF
NYSE Arca, Inc.	ESGF
Cusip	68386C781
Oppenheimer Large Cap Revenue ETF
NYSE Arca, Inc.	RWL
Cusip	68386C104
Oppenheimer Mid Cap Revenue ETF
NYSE Arca, Inc.	RWK
Cusip	68386C203
Oppenheimer Small Cap Revenue ETF
NYSE Arca, Inc.	RWJ
Cusip	68386C302
Oppenheimer Financials Sector Revenue ETF
NYSE Arca, Inc.	RWW
Cusip	68386C807
Oppenheimer Ultra Dividend Revenue ETF
NYSE Arca, Inc.	RDIV
Cusip	68386C401
Oppenheimer ETF Trust
6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (255.5677)

Contents
1	GENERAL INFORMATION ABOUT THE TRUST
1	EXCHANGE LISTING AND TRADING
2	INVESTMENT STRATEGIES
9	INVESTMENT RESTRICTIONS
10	MANAGEMENT OF THE TRUST
24	INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS
29	PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
31	PORTFOLIO TURNOVER
31	CAPITAL STOCK AND OTHER SECURITIES
33	CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS
49	TAXES
58	DETERMINATION OF NET ASSET VALUE
58	DIVIDENDS AND DISTRIBUTIONS
59	FINANCIAL STATEMENTS
Appendix A: PROXY VOTING POLICIES AND GUIDELINES
60	APPENDIX A
Summary Prospectus
Oppenheimer Emerging Markets Revenue ETF
Oppenheimer Global Revenue ETF
Oppenheimer International Revenue ETF
Oppenheimer ESG Revenue ETF
Oppenheimer Global ESG Revenue ETF
Oppenheimer Large Cap Revenue ETF
Oppenheimer Mid Cap Revenue ETF
Oppenheimer Small Cap Revenue ETF
Oppenheimer Financials Sector Revenue ETF
Oppenheimer Ultra Dividend Revenue ETF

GENERAL INFORMATION ABOUT THE TRUST
The Trust is a Delaware statutory trust organized on December 15, 2006. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares (“Shares”) of separate series representing separate portfolios of investments. Oppenheimer Emerging Markets Revenue ETF, Oppenheimer ESG Revenue ETF, Oppenheimer Global ESG Revenue ETF, Oppenheimer Global Revenue ETF, Oppenheimer International Revenue ETF, Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF and Oppenheimer Small Cap Revenue ETF are diversified series of the Trust. Oppenheimer Financials Sector Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF are both non-diversified series of the Trust.
The Funds offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for (1) a portfolio of equity securities constituting a substantial replication, or representation, of the stocks included in the relevant Fund’s corresponding benchmark index (“Deposit Securities”) and (2) a cash payment referred to as the “Cash Component.”
The Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF Shares are listed on Bats BZX Exchange, Inc. (the “Exchange”), and trade at market prices. The market price for a Fund’s Shares may be different from its NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 100,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.
The Oppenheimer ESG Revenue ETF, Oppenheimer Financials Sector Revenue ETF, Oppenheimer Global ESG Revenue ETF, Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF Shares are listed on the NYSE Arca, Inc. (“NYSE Arca” and together with Bats Exchange, each an “Exchange”), and trade at market prices. The market price for a Fund’s Shares may be different from its NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.
The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section of this SAI. In each instance of such full cash creations or redemptions, the transaction fees imposed may be greater than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
EXCHANGE LISTING AND TRADING
There can be no assurance that the requirements of each Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. Each Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (ii) the value of the underlying index on which a Fund is based is no longer calculated or available, (iii) the “approximate value” of a Fund, as described in “Share Trading Prices” of the Prospectus, is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the respective Exchange, makes further dealings on the Exchange inadvisable. Each Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. Negotiated commission rates only apply to investors who will buy and sell Shares of the Funds in secondary market transactions through brokers on the Exchange and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.
Continuous Offering
Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to these requirements. For more detailed information see “Continuous Offering” in the Prospectus. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act of 1933, as amended (the “Securities Act”), a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on each Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
INVESTMENT STRATEGIES
In addition to the fundamental investment restrictions described below under “Investment Restrictions,” and the principal investment policies described in the Funds’ Prospectus, each Fund is subject to the following investment strategies, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Not every Fund will invest in all of the types of securities and financial instruments that are listed.
Depositary Receipts
American Depositary Receipts (“ADRs”) are negotiable U.S. securities that generally represent a non-U.S. company’s publicly traded equity. ADRs are publicly available to U.S. investors on U.S. stock exchanges. ADRs are treated in the same manner as other U.S. securities for clearance, settlement, transfer, and ownership purposes. ADRs can also represent debt securities or preferred stock.
An ADR is a negotiable U.S. security that generally represents a foreign company’s publicly traded equity or debt. ADRs are created when a broker purchases a non-U.S. company’s shares on its home stock market and delivers the shares to the depositary’s local custodian bank, and then instructs the depositary bank to issue depositary receipts. In addition, ADRs may also be purchased and sold in the U.S. secondary trading market, and may trade freely just like any other security on a stock exchange.
ADRs facilitate U.S. investor purchases of non-U.S. securities and allow non-U.S. companies to have their stock trade in the United States. ADRs permit U.S. investors to access the potential benefits of global diversification, while helping avoid the challenges presented when investing directly in local trading markets. These obstacles can include inefficient trade settlements, uncertain custody services and costly currency conversions. ADRs can help overcome many of the inherent operational and custodial hurdles of international investing. ADRs are also used to facilitate cross-border trading and to raise capital in global equity offerings or for mergers and acquisitions to U.S. and non-U.S. investors.
Currently, there are over 2,250 ADR programs for companies from over 70 countries. The establishment of an ADR program offers numerous advantages to non-U.S. companies. The primary reasons to establish an ADR program can be divided into two broad considerations: capital and commercial.
Advantages may include:
•	Expanded market share through broadened and more diversified investor exposure with potentially greater liquidity, which may increase or stabilize the share price.
•	Enhanced visibility and image for the company’s products, services and financial instruments in a marketplace outside its home country.
•	Flexible mechanism for raising capital and a vehicle or currency for mergers and acquisitions.
•	Enables employees of U.S. subsidiaries of non-U.S. companies to invest more easily in the parent company.
Increasingly, investors aim to diversify their portfolios internationally. However, obstacles such as undependable settlements, costly currency conversions, unreliable custody services, poor information flow, unfamiliar market practices, confusing tax conventions and internal investment policy may discourage institutions and private investors from venturing outside their local market. Many investors utilize ADRs as a means to diversify their portfolios globally. They may utilize ADRs because of the convenience, enhanced liquidity and cost effectiveness that ADRs offer compared to purchasing and safekeeping ordinary shares in the underlying issuer’s home country.
•	Other ADR advantages may include:
•	Quotation in U.S. dollars and payment of dividends or interest in U.S. dollars.
•	Diversification without many of the obstacles that exchange traded funds (“ETFs”), mutual funds, pension funds and other institutions may have in purchasing and holding securities outside of their local market.
•	Elimination of global custodian safekeeping charges.
•	Familiar trade, clearance and settlement procedures.
•	Competitive U.S. dollar/foreign exchange rate conversions for dividends and other cash distributions.
•	Ability to acquire the underlying securities directly upon cancellation.
ADR facilities may be unsponsored and sponsored. Unsponsored ADRs are issued by one or more depositaries in response to market demand, but without a formal agreement with the company. Sponsored ADRs may be issued in different levels, available in various trading markets, and are issued by one depositary appointed by the company under a deposit agreement or service contract. Sponsored ADRs offer control over the facility and the ability to raise capital.

Available information concerning the issuers may not be as current for unsponsored depositary receipts as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.
Companies that wish to list their ADRs on a U.S. stock exchange (the National Association of Securities Dealers Automated Quotations (“NASDAQ”), NYSE MKT or New York Stock Exchange (“NYSE”)), raise capital or make an acquisition using securities, use Sponsored Level II or Sponsored Level III Depositary Receipts. Level II and Level III Depositary Receipt programs require SEC registration and adherence to applicable requirements for U.S. GAAP. These types of ADRs can also be listed on some exchanges outside the United States. Level II Depositary Receipts are exchange-listed securities but do not involve raising new capital. Level III programs typically generate the most U.S. investor interest because capital is being raised. Generally, companies that choose either a Level II or Level III program will attract a significant number of U.S. investors.
An ADR is issued by a U.S. depositary bank when the underlying ordinary shares are deposited in the depositary bank’s local custodian bank in the company’s home market. The underlying ordinary shares are usually deposited by a broker who has purchased the underlying ordinary shares in the open market through its international offices or through a local broker in the company’s home market. On the same day that the shares are delivered to the local custodian bank, the local custodian notifies the U.S. depositary bank. After notification, ADRs are issued and delivered to the initiating broker, who then delivers the ADRs evidencing the local underlying shares to purchasing investors.
Alternatively, when a non-U.S. company completes an offering of new shares, part of which will be sold as ADRs in the U.S. or international market, the company will deliver the shares to the depositary bank’s local custodian at the time of the closing. The depositary bank will then issue the corresponding ADRs and deliver them to the members of the underwriting syndicate. With this pool of ADRs, a regular trading market commences where ADRs can then be issued, transferred or canceled.
Once ADRs are issued, they are tradable on a national stock exchange in the United States upon compliance with SEC regulations. Like other U.S. securities, they can be freely sold to other investors. ADRs may be sold to subsequent U.S. investors by simply transferring them from the existing ADR holder (seller) to another ADR holder (buyer); this is known as an intra-market transaction. An intra-market transaction is settled in the same manner as any other U.S. security purchase: in U.S. dollars on the third business day after the trade date and typically through The Depository Trust Company (“DTC”). Intra-market trading accounts for approximately 95 percent of all Depositary Receipt trading in the market today. Accordingly, the most important role of a depositary bank is that of Stock Transfer Agent and Registrar. It is therefore critical that the depositary bank maintain sophisticated stock transfer systems and operating capabilities.
When investors want to sell their ADRs, they notify their broker. The broker can either sell the ADR to another U.S. investor in the U.S. market through an intra-market transaction or sell the shares outside of the U.S., typically into the home market through a cross-border transaction. In cross-border transactions, brokers, either through their international offices or through a local broker in the company’s home market, will sell the shares back into the home market. To settle the trade, the U.S. broker will surrender the ADR to the depositary bank with instructions to deliver the shares to the buyer in the home market. The depositary bank will cancel the ADR and instruct the custodian to release the underlying shares and deliver them to the local broker who purchased the shares. The broker will arrange for the foreign currency to be converted into U.S. dollars for payment to the ADR holder. Additionally, the ADR holder would be able to request delivery of the actual shares at any time.
Once ADRs are issued and there are an adequate number of ADRs outstanding in the U.S. market (usually three percent to six percent of the company’s shares in ADR form), a true intra-market trading market emerges. Until this market develops, the majority of ADR purchases result in ADR issuances upon the deposit of shares. When executing an ADR trade, brokers seek to obtain the best price by comparing the ADR price in U.S. dollars to the dollar equivalent price of the actual shares in the home market. Brokers will buy or sell in the market that offers them the best price, and they can do so in three ways: by issuing a new ADR, transferring an existing ADR or canceling an ADR. The broker may also be holding an inventory of ordinary shares, in which case the local trading price is irrelevant. The continuous buying and selling of ADRs in either market tends to keep the price differential between the local and U.S. markets to a minimum. As a result, about 95 percent of ADR trading is done in the form of intra-market trading and does not involve the issuance or cancellation of an ADR.
The ADR certificate states the responsibilities of the depositary bank with respect to actions such as payment of dividends, voting at shareholder meetings, and handling of rights offerings.
The Funds may also invest in Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world. EDRs are receipts issued in Europe that evidence ownership of underlying securities issued by a foreign corporation. Generally, EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities (see “Foreign Securities Risk”).
Foreign Securities Risk
An investment in a fund that invests in foreign securities involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a fund that invests in foreign securities also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war. In the past, government policies have discouraged investments in certain foreign countries through economic sanctions, trade restrictions, taxation or other government actions. It is possible that such policies could be implemented in the future.
Many developed market countries have recently experienced significant economic pressures. Developed market countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Recent dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service high debt levels without significant help from other countries or from a central bank. Spending on health, health care and retirement pensions in most developed countries has risen dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result an increase in demand for or price fluctuations of certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of a fund’s investments.
Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of a fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
The Funds’ income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. The less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on a

Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Funds would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
Foreign Currency Risk
Foreign investments are often denominated in currencies other than the U.S. dollar, which means that changes in the currency exchange rate will affect the value of those investments. Generally, when the U.S. dollar increases in value against a foreign currency, an investment denominated in that currency is worth less in U.S. dollars and when the U.S. dollar decreases in value against a foreign currency, an investment denominated in that currency is worth more in U.S. dollars. Each Fund must compute its net asset value and its income in U.S. dollars and a change in the dollar value of a foreign currency will generally result in a change in the Fund’s net asset value or its investment income that is available for distribution to shareholders. Because a portion of each Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, if any, and therefore the Fund will absorb the cost of currency fluctuations. Foreign currency losses that occur after the Funds have distributed any income may result in a Fund having made a distribution that was larger than its investment income during a particular fiscal period. In that case, the additional amount distributed would be classified as a return of capital to shareholders. The dollar value of foreign investments may also be affected by exchange controls. Foreign currency exchange transactions may impose additional costs on the Funds.
Cash and Short-Term Investments
A Fund may invest a portion of its assets, for cash management purposes, in short-term debt securities (including repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities, and banks and finance companies.
A Fund may invest a portion of its assets in shares issued by money market mutual funds for cash management purposes. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager pending investment of the Fund’s assets in portfolio securities.
Loans of Portfolio Securities
A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. There is also a risk that a Fund may not be able to recall securities while they are on loan in time to vote proxies related to those securities.
Borrowing
Pursuant to Section 18(f)(1) of the 1940 Act, a Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days, to an extent that the asset coverage shall be at least 300%.
Illiquid Securities
A Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.
Repurchase Agreements
When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

To the extent that repurchase agreements are considered to be loans, a Fund will not invest in repurchase agreements if, together with any other loans, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC.
Futures
Each Fund may enter into futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as the “initial margin.” This amount is maintained either with the futures commission merchant or in a segregated account at the Funds’ custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. A Fund also may effect futures transactions through futures commission merchants that are affiliated with the Manager or the Fund in accordance with procedures adopted by the Board. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.
Regulatory Aspects of Derivatives and Hedging Instruments
As a result of amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the investment adviser must either operate within certain guidelines and restrictions with respect to a Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to a Fund, and, upon the finalization of additional CFTC rules, be required to operate a Fund in compliance with certain disclosure, reporting, and recordkeeping requirements. Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC. Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. The investment adviser currently intends to limit and monitor, consistent with internal compliance procedures, a Fund’s use of futures, options on such futures, in order to permit the Fund to continue to claim an exemption under the CFTC rules. As such, with respect to the management of a Fund, the investment adviser will not be subject to the disclosure, reporting and recordkeeping requirements under the CFTC rules.
Investment Company Securities
Securities of other investment companies may be acquired by a Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund’s total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Certain exceptions to these limitations may apply, and the Funds may be able to rely on any future applicable SEC rules or orders that provide exceptions to these limitations. As a shareholder of another investment company, a Fund would bear, along with other shareholders, the Fund’s pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that a Fund would bear in connection with its own operations.
Segregated Assets
When engaging in transactions that could be deemed to create a “senior security” under Section 18 of the 1940 Act, as interpreted by the SEC and its staff, a Fund will cause its administrator or custodian to earmark cash, U.S. government securities or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily. Any such assets and securities designated by the custodian on its records are referred to in this SAI as “Segregated Assets.” Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.
Asset Diversification Rebalancing
To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), each Fund is subject to certain asset diversification requirements. In order to ensure the Funds so comply, each Fund’s underlying index (each an “Underlying Index” and, collectively, the “Underlying Indexes”) is subject to the following asset diversification requirements: (i) the weighted assets of any single constituent security measured on the quarterly rebalance date (a “Quarterly Qualification Date”), may not exceed 24.99% of the total assets of its

Underlying Index; and (ii) with respect to 50% of the total assets of an Underlying Index, the weighted value of the constituent securities must be diversified so that no single constituent security measured on a Quarterly Qualification Date represents more than 4.99% of the total assets of its Underlying Index or more than 9.99% of the outstanding voting securities of its issuer.
Rebalancing the Underlying Indexes will be the responsibility of the Funds’ index providers, S&P Dow Jones Indices for Oppenheimer ESG Revenue ETF, MSCI Inc. (“MSCI”) for Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, Oppenheimer Global ESG Revenue ETF and Oppenheimer International Revenue ETF and S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) for Oppenheimer Financials Sector Revenue ETF, Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF. If shortly prior to a Quarterly Qualification Date, a constituent security (or two or more constituent securities) approaches the maximum allowable limits set forth above (the “Asset Diversification Limits”), the percentage that such constituent security (or constituent securities) represents in an Underlying Index will be reduced and the weighted value of such constituent security (or constituent securities) will be redistributed across the constituent securities that do not closely approach the Asset Diversification Limits.
In addition, OFI Revenue Weighted Emerging Markets Index, OFI Revenue Weighted Global Index, OFI Revenue Weighted International Index, OFI Revenue Weighted Ultra Dividend Index, Oppenheimer Revenue Weighted ESG Index and the OFI Revenue Weighted Global ESG Index are each subject to a cap of 5% on any one component security’s weighting. If shortly prior to a Quarterly Qualification Date, a constituent security (or two or more constituent securities) approaches the Underlying Index’s respective limit, the percentage that such constituent security (or constituent securities) represents in the Underlying Index will be reduced and the weighted value of such constituent security (or constituent securities) will be redistributed across the constituent securities that do not closely approach the Underlying Index’s respective limit in accordance with the same general methodology that is used for asset diversification purposes, as described above.
Name Policies

Each Fund except Oppenheimer ESG Revenue ETF, Oppenheimer Global ESG Revenue ETF, Oppenheimer Global Revenue ETF, Oppenheimer International Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the names rule) obligating it to commit, under normal market conditions, at least 80% of its assets to the type of securities suggested by the Fund’s name (the “80% Policy”). For purposes of the 80% Policy, “assets” include a Fund’s net assets, plus the amount of any borrowings for investment purposes. The Fund will provide investors with at least 60 days’ notice prior to changes in the 80% Policy.
Cybersecurity Risk
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds may be prone to operational and informational security risks resulting from breaches in cyber security (“cyber-attacks”). A cyber-attack refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.
Cyber security failures or breaches by the Funds’ affiliates or service providers, may cause disruptions and impact the business operations, potentially resulting in financial losses to both the Funds and shareholders, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in attempting to prevent any cyber incidents in the future. While the investment adviser has policies and procedures (and risk management systems) designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. These cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments in such securities to lose value and may result in financial loss for Fund shareholders.

INVESTMENT RESTRICTIONS
The investment restrictions set forth below are fundamental policies of the Funds. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities, which is defined as the vote of the holders of the lesser of:
•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
•	more than 50% of the outstanding shares.
Except with respect to borrowing, and unless otherwise indicated, all percentage limitations listed below apply to a Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation. Each Fund may not:
(i)	Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
(ii)	Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
(iii)	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.
(iv)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.
(v)	Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
(vi)	Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that a Fund may invest 25% or more of its net assets in securities of issuers in the same industry to approximately the same extent that the Fund’s corresponding index concentrates in the securities of a particular industry or group of industries. Accordingly, if the Fund’s corresponding index stops concentrating in the securities of a particular industry or group of industries, the Fund will also discontinue concentrating in such securities.
Each Fund except Oppenheimer Global ESG ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF Revenue ETF may not:
(vii)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon, or (ii) investing in securities or other instruments that are secured by physical commodities.
The Oppenheimer Global ESG Revenue ETF, Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF may not:
(viii)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.
Non-Fundamental Restrictions. The Funds’ Board of Trustees can change non-fundamental policies without shareholder approval. However, shareholders will be given 60 days’ notice of changes to non-fundamental policies, and significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. Each Fund has the following additional operating policy that is not “fundamental”:
Each Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act.
The following is only a brief summary of certain current limitations imposed on investment companies by the 1940 Act and certain rules and interpretations thereunder, and is not a complete description of such limits. The discussion below is based on current law, regulations and administrative interpretations. Those laws, regulations and administrative interpretations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.
The 1940 Act prohibits a fund from issuing “senior securities,” which are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets, except that the fund may borrow money as described above. Currently, under the 1940 Act, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets from any person for temporary purposes. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.
Under the 1940 Act, a fund currently cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund’s total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.
The 1940 Act does not prohibit a fund from owning real estate, commodities or contracts related to commodities. The extent to which the Fund can invest in real estate and/or commodities or contracts related to commodities is set out in the investment strategies described in the Prospectus and this SAI. Current SEC staff interpretations under the 1940 Act prohibit a fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.
The 1940 Act does not define what constitutes “concentration” in an industry. However, the SEC has taken the position that investment of more than 25% of a fund’s assets in issuers in the same industry constitutes concentration in that industry. The Funds’ restriction is based on net assets, although the SEC permits this restriction to be based on total assets. This limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; however, securities issued by any one foreign government are considered to be part of a single “industry.” For the purposes of compliance with its concentration policy, each Fund will consider portfolio investments held by underlying investment companies in which the Fund invests, to the extent that the Fund has sufficient information about such portfolio investments.
MANAGEMENT OF THE TRUST
OppenheimerFunds, Inc. acquired VTL Associates, LLC on December 2, 2015 (the “Closing”).VTL Associates, LLC was renamed OFI Advisors, LLC on October 27, 2017. The Funds are governed by a Board of Trustees, which is responsible for overseeing the Funds. The Board is led by Robert J. Malone, an independent trustee, who is not an “interested person” of the Funds, as that term is defined in the Investment Company Act. The Board meets periodically throughout the year to oversee the Funds’ activities, including to review their performance, oversee potential conflicts that could affect the Funds, and review the actions of the Manager. With respect to its oversight of risk, the Board, through its committees, relies on reports and information received from various parties, including the Manager, internal auditors, the Funds’ Chief Compliance Officer, the Funds’ outside auditors and Fund counsel. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified or mitigated.
The Board has an Audit Committee, a Review Committee and a Governance Committee. Each of the Committees is comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”). The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Funds because it allocates areas of responsibility among the committees in a manner that enhances the Board’s oversight.
During the Fund’s fiscal year ended June 30, 2017, the Audit Committee held 6 meetings, the Review Committee held 4 meetings and the Governance Committee held 3 meetings.
The members of the Audit Committee are Karen L. Stuckey (Chair), Andrew J. Donohue, F. William Marshall, Jr. and James D. Vaughn. Subject to the ratification of the Board and shareholders (if applicable), the Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent certified public accountants and auditors of each Fund or registered public accounting firm (also referred to as the “independent Auditors”) for the purpose of preparing or issuing audit reports and for all other services provided by the independent Auditors. Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Trust’s independent Auditors regarding the Trust’s internal accounting procedures and controls; (iii) reviewing reports regarding Fund operations that relate to accounting and financial reporting from Management’s Internal Audit Department; (iv) maintaining a direct line of communication and meeting with the Trust’s independent Auditors at least annually; (v) reviewing the independence of the Trust’s independent Auditors; and (vi) approving in advance the provision of any audit and/or non-audit services by the Trust’s independent Auditors, including tax services, that are not prohibited by the

Sarbanes–Oxley Act of 2002, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews and considers the valuation of portfolio investments, including the procedures for the determination of the fair value of any such investments that do not have readily available market quotations.
The members of the Review Committee are Victoria J. Herget (Chair), Jon S. Fossel, Richard F. Grabish and Beverly L. Hamilton. Among other duties, as set forth in the Review Committee’s Charter, the Review Committee reviews Fund performance and expenses, as well as oversees several of the Trust’s principal service providers and certain policies and procedures of the Fund. The Review Committee also reviews certain reports from and meets periodically with the Trust’s Chief Compliance Officer.
The members of the Governance Committee are Richard F. Grabish (Chair), Jon S. Fossel, Beverly L. Hamilton, Karen L. Stuckey and James D. Vaughn. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees Trust governance and the nomination of Trustees, including Independent Trustees. The Governance Committee has adopted a process for shareholder submission of recommendations for Trustee nominees. Shareholders may submit such recommendations for the Governance Committee’s consideration by mail to the Governance Committee in care of the Trust. Such recommendations should be accompanied by, at a minimum, (i) the name, address, and business, educational, and/or other pertinent background information of the person being recommended; (ii) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (iii) any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated; and (iv) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. The Governance Committee has not established specific qualifications that it believes must be met by a Trustee nominee. In evaluating Trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board’s diversity. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Trustee it will recommend to the Board and the shareholders and it may identify candidates other than those submitted by shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager or its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required. Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit correspondence electronically at www.oppenheimerfunds.com under the caption “contact us” or by mail to the Trust at the address on the front cover of this SAI.
Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee of the Fund.
Each Independent Trustee has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Trust’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. Each Trustee’s outside professional experience is outlined in the table of Biographical Information, below.
Trustees and Officers of the Fund
Except for Mr. Steinmetz, each of the Trustees is an Independent Trustee. All of the Trustees are also trustees of the following Oppenheimer funds (referred to as “Denver Board Funds”):
Oppenheimer Capital Income Fund
Oppenheimer Corporate Bond Fund
Oppenheimer Emerging Markets Local Debt Fund
Oppenheimer Global High Yield Fund
Oppenheimer Global Strategic Income Fund
Oppenheimer Integrity Funds:
Oppenheimer Total Return Bond Fund
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds:
Oppenheimer Main Street Fund
Oppenheimer Main Street All Cap Fund
Oppenheimer Main Street Mid Cap Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Master Event-Linked Bond Fund, LLC
Oppenheimer Master Inflation Protected Securities Fund, LLC
Oppenheimer Master Loan Fund, LLC
Money Market Fund:
Oppenheimer Government Cash Reserves
Oppenheimer ETF Trust:
Oppenheimer Emerging Markets Revenue ETF
Oppenheimer ESG Revenue ETF
Oppenheimer Financials Sector Revenue ETF
Oppenheimer Global ESG Revenue ETF

Oppenheimer Global Revenue ETF
Oppenheimer International Revenue ETF
Oppenheimer Large Cap Revenue ETF
Oppenheimer Mid Cap Revenue ETF
Oppenheimer Small Cap Revenue ETF
Oppenheimer Ultra Dividend Revenue ETF
Oppenheimer Senior Floating Rate Fund
Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer SteelPath MLP Funds Trust:
Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer SteelPath MLP Income Fund
Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer SteelPath Panoramic Fund
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Conservative Balanced Fund/VA
Oppenheimer Discovery Mid Cap Growth Fund/VA
Oppenheimer Global Fund/VA
Oppenheimer Global Multi-Alternatives Fund/VA
Oppenheimer Global Strategic Income Fund/VA
Oppenheimer Government Money Fund/VA
Oppenheimer International Growth Fund/VA
Oppenheimer Main Street Fund/VA
Oppenheimer Main Street Small Cap Fund/VA
Oppenheimer Total Return Bond Fund/VA
Oppenheimer Ultra-Short Duration Fund
Messrs. Depitris, Edwards, Kennedy, Legg, Petersen, Reichert, Steinmetz, Sternhell, Vallario and Yoder and Mss. Bullington, Burley, Foxson, French, LaFond, Lo Bessette, Miller, and Picciotto, who are officers of the Trust, hold the same offices with one or more of the other Denver Board Funds.
Present or former officers, directors, trustees and employees (and their immediate family members) of the Trust, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by OppenheimerFunds Distributor, Inc. (“OFDI” or the “Distributor”). Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of other Oppenheimer funds that offer Class Y shares.
None of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.
Biographical Information. The Trustees and officers, their positions with the Funds, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.
Each Trustee has served the Trust in the following capacities from the following dates:
Independent Trustees	Position(s)	Length of Service
Robert J. Malone	Chairman of the Board & Trustee	Since 2016; 2015
Andrew J. Donohue	Trustee	Since 2017
Jon S. Fossel	Trustee	Since 2015
Richard F. Grabish	Trustee	Since 2015
Beverly L. Hamilton	Trustee	Since 2015
Victoria J. Herget	Trustee	Since 2015
F. William Marshall, Jr.	Trustee	Since 2015
Karen L. Stuckey	Trustee	Since 2015
James D. Vaughn	Trustee	Since 2015
Interested Trustee
Arthur P. Steinmetz	Trustee	Since 2015

Independent Trustees
Name, Year of Birth, Position(s)	Principal Occupations(s) During the Past 5 Years; Other Trusteeship Held	Portfolios Overseen in Fund Complex
Robert J. Malone (1944) Chairman of the Board of Trustees	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	45
Andrew J. Donohue (1950) Trustee	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006; General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	45
Jon S. Fossel (1942) Trustee	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) ( 2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	45

Independent Trustees
Name, Year of Birth, Position(s)	Principal Occupations(s) During the Past 5 Years; Other Trusteeship Held	Portfolios Overseen in Fund Complex
Richard F. Grabish (1948) Trustee	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	45
Beverly L. Hamilton (1946) Trustee	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	45
Victoria J. Herget (1951) Trustee	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s’ deliberations.	45

Independent Trustees
Name, Year of Birth, Position(s)	Principal Occupations(s) During the Past 5 Years; Other Trusteeship Held	Portfolios Overseen in Fund Complex
F. William Marshall, Jr. (1942) Trustee	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	45
Karen L. Stuckey (1953) Trustee	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	45
James D. Vaughn (1945) Trustee	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	45
Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and OFI by virtue of his positions as Chairman and director of OFI and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
Arthur P. Steinmetz (1958) Trustee, President and Principal Executive Officer	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.'s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).	101
The addresses of the officers in the charts below are as follows: for Messrs. Depetris, Edwards, Steinmetz, Sternhell and Vallario and Mss. French, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281, for Messrs. Kennedy, Legg, Petersen and Yoder and Mss. Bullington, Burley, LaFond and Miller, 6803 S. Tucson Way, Centennial, Colorado 80112, and for Mr. Reichert, One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
Each of the Officers has served the Trust in the following capacities from the following dates:
	Position(s)	Length of Service
Frank Vallario	Vice President	Since 2017
Sean P. Reichert	Vice President	Since 2015
Sharon French	Vice President	Since 2017
Alex Depetris	Vice President	Since 2017
Arthur P. Steinmetz	President and Principal Executive Officer	Since 2015
Jennifer Foxson	Vice President and Chief Business Officer	Since 2015
Mary Ann Picciotto	Chief Compliance Officer amd Chief AML Officer	Since 2015
Brian Petersen	Treasurer and Principal Financial & Accounting Officer	Since 2015
Julie Burley	Assistant Treasurer	Since 2015
James A. Kennedy	Assistant Treasurer	Since 2015
Jan Miller	Assistant Treasurer	Since 2015
Stephanie Bullington	Assistant Treasurer	Since 2016
Cynthia Lo Bessette	Secretary and Chief Legal Officer	Since 2015
Michael Sternhell	Assistant Secretary	Since 2015
John Yoder	Assistant Secretary	Since 2015
Taylor V. Edwards	Assistant Secretary	Since 2015
Randy Legg	Assistant Secretary	Since 2015
Gloria LaFond	Blue Sky Officer	Since 2015

Other Officers of the Fund
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Last 5 Years	Portfolios Overseen in Fund Complex
Frank Vallario (1969)Vice President	Portfolio Manager, Columbia Threadneedle (2015-2017); Executive Director, Quantitative Client Consultant, Northeast Hedge Funds at MSCI, Inc. (2019-2015)	18
Sean P. Reichert (1987) Vice President	Portfolio Manager, OFI Advisors, LLC (since December 2015); Portfolio Manager, IMS (2009-2015).	18
Sharon French (1965) Vice President	Executive Vice President, Head of Beta Solutions of OppenheimerFunds, Inc. (since 2016); Senior Strategic Advisor to the CEO and President of Investment Manager at BNY Mellon (2015- 2016); President, F-Squared Capital (2013-2015).	18
Alex Depetris (1980)Vice President	Senior Vice President of OppenheimerFunds, Inc. and Chief Operating Officer of Beta Solutions (since 2017); Chief Operating Officer of ETF Business at Deutsche Bank (2008-2017).	18

Other Information about the Officers of the Fund
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Mary Ann Picciotto (1973) Chief Compliance Officer and Chief Anti-Money Laundering Officer	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).	101
Jennifer Foxson (1969) Vice President and Chief Business Officer	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).	101
Brian S. Petersen (1970) Treasurer and Principal Financial and Accounting Officer	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).	101
Stephanie Bullington (1977) Assistant Treasurer	Vice President of OFI Global Asset Management, Inc. (since February 2014); Vice President of OFI Global Asset Management, Inc. (January 2013-September 2013); Vice President of OppenheimerFunds, Inc. (January 2010-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (October 2005-January 2010).	101
Julie Burley (1981) Assistant Treasurer	Vice President of OFI Global Asset Management, Inc. (since October 2013). Previously held the following positions at Deloitte & Touche: Senior Manager (September 2010-October 2013), Manager (September 2008-August 2010), and Audit Senior (September 2005-August 2008).	101
James A. Kennedy (1958) Assistant Treasurer	Senior Vice President of OFI Global Asset Management, Inc. (since January 2013); Senior Vice President of OppenheimerFunds, Inc. (September 2006-December 2012).	101
Jan Miller (1963) Assistant Treasurer	Vice President of OFI Global Asset Management, Inc. (since January 2014); Assistant Vice President of OFI Global Asset Management, Inc.(January 2013-January 2014); Assistant Vice President of OppenheimerFunds, Inc. (2005-December 2012); Assistant Vice President in OppenheimerFunds, Inc.’s Fund Accounting department (November 2004 to March 2006).	101

Other Information about the Officers of the Fund
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Cynthia Lo Bessette (1969) Secretary and Chief Legal Officer	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.	101
Taylor V. Edwards (1967) Assistant Secretary	Senior Vice President and Managing Counsel of OFI Global Asset Management, Inc. (since January 2017); Vice President and Senior Counsel of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President (February 2007-December 2012) and Senior Counsel (February 2012-December 2012) of OppenheimerFunds, Inc.; Associate Counsel (May 2009-January 2012); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of OppenheimerFunds, Inc.	101
Randy Legg (1965) Assistant Secretary	Vice President and Senior Associate General Counsel of OFI Global Asset Management, Inc. (since January 2013); Vice President (June 2005-December 2012) and Senior Counsel (March 2011-December 2012) of OppenheimerFunds, Inc.; Associate Counsel (January 2007-March 2011) of OppenheimerFunds, Inc.	101
Michael J. Sternhell (1975) Assistant Secretary	Senior Vice President and Managing Counsel of OFI Global Asset Management, Inc. (since February 2015); Vice President and Associate Counsel of OFI Global Asset Management, Inc. (January 2013-January 2015); Vice President and Associate Counsel (June 2011-December 2012) of OppenheimerFunds, Inc.	101
John Yoder (1975) Assistant Secretary	Vice President and Associate General Counsel of OFI Global Asset Management, Inc. (since January 2013); Vice President and Assistant Counsel (July 2011-December 2012) of OppenheimerFunds, Inc.	101
Gloria J. LaFond (1945) Blue Sky Officer	Assistant Vice President of OFI Global Asset Management, Inc.(since January 2013); Assistant Vice President (January 2006-December 2012) of OppenheimerFunds, Inc.	101
Trustees’ Share Ownership. The chart below shows information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”).
As of December 31, 2016
	Dollar Range of Shares Beneficially Owned in the Funds	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Andrew J. Donohue	None	Over $100,000
Robert J. Malone	None	Over $100,000
Sam Freedman	None	Over $100,000
Richard F. Grabish	None	Over $100,000
Beverly L. Hamilton	None	Over $100,000
Victoria J. Herget	None	Over $100,000

As of December 31, 2016
	Dollar Range of Shares Beneficially Owned in the Funds	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
F. William Marshall, Jr.	None	Over $100,000
Karen L. Stuckey	None	Over $100,000
James D. Vaughn	None	Over $100,000
Interested Trustee
Arthur P. Steinmetz	None	Over $100,000
Remuneration of the Officers and Trustees. The officers and the Interested Trustee of the Fund, who are associated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2016.
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation from Oppenheimer
	Oppenheimer Large Cap ETF[1] Fiscal year ended June 30, 2017	Oppenheimer Mid Cap Revenue ETF[1] Fiscal year ended June 30, 2017	Oppenheimer Small Cap Revenue ETF[1] Fiscal year ended June 30, 2017	Oppenheimer Financials Sector Revenue ETF[1] Fiscal year ended June 30, 2017	Oppenheimer Ultra Dividend Revenue ETF[1] Fiscal year ended June 30, 2017	Oppenheimer ESG Revenue ETF[1] Fiscal year ended June 30, 2017	Oppenheimer Global ESG Revenue ETF[1] Fiscal year ended June 30, 2017	Oppenheimer Emerging Markets Revenue ETF[1,5] Fiscal year ended June 30, 2018 (Estimated)	Oppenheimer Global RevenueETF[1,5] Fiscal year ended June 30, 2018 (Estimated)	Oppenheimer International Revenue ETF[1,5] Fiscal year ended June 30, 2018 (Estimated)	Total Compensation from the Funds and Fund Complex[2] December 31, 2016
Robert J.Malone[3] Chairman of the Board	$3,044	$2,149	$2,833	$1,291	$2,254	$683	$674	$1,376	$1,377	$1,378	$287,098
Andrew J. Donohue[4] Audit Committee Member	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$883	$883	$884	N/A
Jon S. Fossel Review Committee Member	$2,131	$1,510	$1,985	$909	$1,563	$461	$455	$883	$883	$884	$244,000
Richard F. Grabish Governance Committee Chairman and Review Committee Member	$2,444	$1,732	$2,276	$1,043	$1,791	$528	$521	$1,031	$1,031	$1,032	$280,600
Beverly L. Hamilton Governance Committee Member and Review Committee Member	$2,170	$1,540	$2,022	$929	$1,584	$461	$455	$883	$883	$884	$267,671
Victoria J. Herget Review Committee Chairman and Governance Committee Member	$2,405	$1,702	$2,239	$1,024	$1,770	$528	$521	$1,031	$1,031	$1,032	$256,929
F. William Marshall, Jr. Audit Committee Member and Governance Committee Member	$2,183	$1,550	$2,034	$935	$1,591	$461	$455	$883	$883	$884	$275,561
Karen L. Stuckey Audit Committee Chairman and Governance Committee Member	$2,496	$1,766	$2,324	$1,062	$1,839	$550	$543	$1,080	$1,081	$1,081	$261,239

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation from Oppenheimer
	Oppenheimer Large Cap ETF[1] Fiscal year ended June 30, 2017	Oppenheimer Mid Cap Revenue ETF[1] Fiscal year ended June 30, 2017	Oppenheimer Small Cap Revenue ETF[1] Fiscal year ended June 30, 2017	Oppenheimer Financials Sector Revenue ETF[1] Fiscal year ended June 30, 2017	Oppenheimer Ultra Dividend Revenue ETF[1] Fiscal year ended June 30, 2017	Oppenheimer ESG Revenue ETF[1] Fiscal year ended June 30, 2017	Oppenheimer Global ESG Revenue ETF[1] Fiscal year ended June 30, 2017	Oppenheimer Emerging Markets Revenue ETF[1,5] Fiscal year ended June 30, 2018 (Estimated)	Oppenheimer Global RevenueETF[1,5] Fiscal year ended June 30, 2018 (Estimated)	Oppenheimer International Revenue ETF[1,5] Fiscal year ended June 30, 2018 (Estimated)	Total Compensation from the Funds and Fund Complex[2] December 31, 2016
James D. Vaughn Audit Committee Member and Governance Committee Member	$2,131	$1,510	$1,985	$909	$1,563	$461	$455	$883	$883	$884	$244,000
1.	“Aggregate Compensation from the Trust” includes fees and deferred compensation, if any.
2.	In accordance with SEC regulations, for purposes of this section only, “Fund Complex” includes the Oppenheimer Funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of OFI Global Assets Management, Inc., (“OFI Global”), the parent company of the Fund’s Manager. OFI Global also serves as the Sub-Adviser to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. OFI Global does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the Oppenheimer Funds’ “Fund Complex” as that term may be otherwise interpreted.
3.	Mr. Malone began serving as Chairman of the Board effective August 24, 2016.
4.	Mr. Donohue began serving as a Trustee of the Board effective June 1, 2017.
5.	The Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF commenced operations on July 11, 2017.
Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.
Deferral of the Trustees’ fees under the plan will not materially affect a Fund’s assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.
Control Persons and Principal Holders of Securities. Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Fund is presumed to control that Fund under the provisions of the 1940 Act. Note that a controlling person may possess the ability to control the outcome of matters submitted for shareholder vote of that Fund. Any person who owns more than 25% may be deemed a controlling shareholder of a Fund. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants (“DTC Participants”), as of September 29, 2017, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:
Fund Name	DTC Participants	Percentage of Fund Owned
Oppenheimer Emerging Markets Revenue ETF	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION 14201 DALLAS PKWY DALLAS TX 75254	80.00%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION 14201 DALLAS PKWY DALLAS TX 75254	15.44%
Oppenheimer ESG Revenue ETF	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION 14201 DALLAS PKWY DALLAS TX 75254	75.01%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	17.72%

Fund Name	DTC Participants	Percentage of Fund Owned
Oppenheimer Financials Sector Revenue ETF	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	18.05%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	12.01%
	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	8.94%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	8.59%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION 14201 DALLAS PKWY DALLAS TX 75254	6.87%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	6.62%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	6.11%
	AMERICAN ENTERPRISE INVESTMENT SERVICES INC. 901 3RD AVE SOUTH MINNEAPOLIS MN 55474	5.73%
Oppenheimer Global ESG Revenue ETF	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION 14201 DALLAS PKWY DALLAS TX 75254	85.33%
Oppenheimer Global Revenue ETF	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION 14201 DALLAS PKWY DALLAS TX 75254	80.00%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	16.45%
Oppenheimer International Revenue ETF	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION 14201 DALLAS PKWY DALLAS TX 75254	80.00%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	16.03%

Fund Name	DTC Participants	Percentage of Fund Owned
Oppenheimer Large Cap Revenue ETF	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	16.90%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	14.05%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	12.10%
	AMERICAN ENTERPRISE INVESTMENT SERVICES INC. 901 3RD AVE SOUTH MINNEAPOLIS MN 55474	11.04%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	9.95%
	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	6.39%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	5.64%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	5.50%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	5.20%
Oppenheimer Mid Cap Revenue ETF	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	15.67%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	13.97%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	12.89%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION 14201 DALLAS PKWY DALLAS TX 75254	7.14%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	7.02%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	6.73%
	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	6.57%
	AMERICAN ENTERPRISE INVESTMENT SERVICES INC. 901 3RD AVE SOUTH MINNEAPOLIS MN 55474	6.49%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	5.13%

Fund Name	DTC Participants	Percentage of Fund Owned
Oppenheimer Small Cap Revenue ETF	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	14.33%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	10.72%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	9.86%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	8.96%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	8.78%
	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	8.61%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	7.94%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	5.98%
	AMERICAN ENTERPRISE INVESTMENT SERVICES INC. 901 3RD AVE SOUTH MINNEAPOLIS MN 55474	5.60%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION 14201 DALLAS PKWY DALLAS TX 75254	5.09%
Oppenheimer Ultra Dividend Revenue ETF	AMERICAN ENTERPRISE INVESTMENT SERVICES INC. 901 3RD AVE SOUTH MINNEAPOLIS MN 55474	21.12%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	12.34%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	12.19%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION 14201 DALLAS PKWY DALLAS TX 75254	10.86%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	7.04%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	6.74%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	6.50%
As of September 29, 2017, the Trust’s Trustees and officers collectively owned less than 1% of the outstanding Shares of the Trust (all series taken together).

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS
Investment Adviser
The Manager, a Pennsylvania limited liability company located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103, serves as the investment adviser to the Funds. The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI”). OFI is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) with the SEC.
The Manager provides investment advisory services to each Fund pursuant to the Investment Advisory Agreement between the Trust and the Manager, as amended (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Trust employs the Manager generally to manage the investment and reinvestment of the assets of the Funds. Pursuant to the Advisory Agreement, each Fund pays the Manager a fee for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management.
On September 30, 2017, the investment advisory agreement between the Manager and the Trust was amended to reflect a unitary fee structure, as described below. Under the Amended and Restated Investment Advisory Agreement, each Fund will pay the Manager a unitary management fee at the annual rates as follows:
Fund	Unitary Management Fee
Oppenheimer Large Cap Revenue ETF	0.39%
Oppenheimer Mid Cap Revenue ETF	0.39%
Oppenheimer Small Cap Revenue ETF	0.39%
Oppenheimer Financials Sector Revenue ETF	0.45%
Oppenheimer Ultra Dividend Revenue ETF	0.39%
Oppenheimer ESG Revenue ETF	0.40%
Oppenheimer Global ESG Revenue ETF	0.45%
Oppenheimer Emerging Markets Revenue ETF	0.46%
Oppenheimer Global Revenue ETF	0.43%
Oppenheimer International Revenue ETF	0.42%
Pursuant to the Amended and Restated Investment Advisory Agreement, the Manager is responsible for all expenses of each Fund, except the fee payment under the Agreement, distribution fees or expenses under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokers’ commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
Prior to September 30, 2017, the Manager’s contractual management fees (which include the Funds’ contractual management fees for the fiscal year ended June 30, 2017) are set forth below. The Manager entered into a written fee waiver and expense reimbursement agreement with the Funds to waive portions of its contractual management fees in order to help lower the Funds’ expense ratios. The table also shows actual management fees charged and the amount of the fee waiver and expense reimbursement.

Name of Fund	Contractual Management Fee	Fee Waiver and/or Expense Reimbursement	Actual Management Fee
Oppenheimer Large Cap Revenue ETF	0.39%	0.11%	0.28%
Oppenheimer Mid Cap Revenue ETF	0.39%	0.13%	0.26%
Oppenheimer Small Cap Revenue ETF	0.39%	0.12%	0.27%
Oppenheimer Financials Sector Revenue ETF	0.45%	0.32%	0.13%
Oppenheimer Ultra Dividend Revenue ETF	0.39%	0.11%	0.28%
Oppenheimer ESG Revenue ETF	0.40%	0.39%*	0.01%
Oppenheimer Global ESG Revenue ETF	0.45%	0.73%*	(0.28%)
Oppenheimer Emerging Markets Revenue ETF	0.46%	0.69%**	(0.23%)
Oppenheimer Global Revenue ETF	0.43%	0.70%**	(0.27%)
Oppenheimer International Revenue ETF	0.42%	0.70%**	(0.28%)
* For the period from October 31, 2016 to June 30, 2017.
**For the period from July 13, 2017 to August 11, 2017.
Prior to September 30, 2017, the Manager had contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses to the extent necessary to prevent the Total Annual Fund Operating Expenses of each Fund (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.39% of average daily net assets for the Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF, from exceeding 0.49% of average daily net assets for the Oppenheimer Financials Sector Revenue ETF, from exceeding 0.40% for the Oppenheimer ESG Revenue ETF, from exceeding 0.45% for the Oppenheimer Global ESG Revenue ETF, from exceeding 0.46% for the Oppenheimer Emerging Markets Revenue ETF, from exceeding 0.43% Oppenheimer Global Revenue ETF, and from exceeding 0.42% for the Oppenheimer International Revenue ETF. This agreement is in effect and is contractually binding through October 25, 2018, unless approved by the Board. At its August meeting, the Board approved the termination of the agreement on September 30, 2017, when the Amended and Restated Investment Advisory Agreement took effect.
With respect to the Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF, Oppenheimer Financial Sector Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF, the Manager owns the methodology used by the Underlying Indexes as well as certain trademarks related to the Underlying Indexes. The Manager licenses the use of the methodology and trademarks to the Funds at no cost.
The Manager owns the Oppenheimer Revenue Weighted ESG Index as well as the trademark related to that Underlying Index. The Manager licenses the use of the methodology and trademark to the Oppenheimer ESG Revenue ETF at no cost.
MSCI owns the OFI Revenue Weighted Emerging Markets Index, OFI Revenue Weighted Global Index and OFI Revenue Weighted International Index. MSCI licenses the use of the methodology to OFI, which then sublicenses the methodology to the relevant Fund.
MSCI owns the OFI Revenue Weighted Global ESG Index as well as the trademark related to that Underlying Index. MSCI licenses the use of the methodology and trademark to the Oppenheimer Global ESG Revenue ETF.
For the fiscal years ended June 30, 2015, June 30, 2016 and June 30, 2017, advisory fees paid to the Manager and fees waived or reimbursed by the Manager with respect to each Fund that had commenced investment operations as of the date of this SAI were as follows:
Name of Fund	Fees Paid to the Manager for the Fiscal Year Ended June 30, 2017	Fees Waived and/or Expenses Reimbursed for the Fiscal Year Ended June 30, 2017	Fees Paid to the Manager for the Fiscal Year Ended June 30, 2016	Fees Waived and/or Expenses Reimbursed for the Fiscal Year Ended June 30, 2016	Fees Paid to the Manager for the Fiscal Year Ended June 30, 2015	Fees Waived and/or Expenses Reimbursed by the Manager for the Fiscal Year Ended June 30, 2015
Oppenheimer Emerging Markets Revenue ETF(1)	N/A	N/A	N/A	N/A	N/A	N/A

Name of Fund	Fees Paid to the Manager for the Fiscal Year Ended June 30, 2017	Fees Waived and/or Expenses Reimbursed for the Fiscal Year Ended June 30, 2017	Fees Paid to the Manager for the Fiscal Year Ended June 30, 2016	Fees Waived and/or Expenses Reimbursed for the Fiscal Year Ended June 30, 2016	Fees Paid to the Manager for the Fiscal Year Ended June 30, 2015	Fees Waived and/or Expenses Reimbursed by the Manager for the Fiscal Year Ended June 30, 2015
Oppenheimer Global Revenue ETF(1)	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer International Revenue ETF(1)	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer ESG Revenue ETF(2)	$58,139	$56,411	N/A	N/A	N/A	N/A
Oppenheimer Financials Sector Revenue ETF	$119,209	$85,003	$112,541	$105,048	$152,012	$97,599
Oppenheimer Global ESG Revenue ETF(2)	$55,253	$90,045	N/A	N/A	N/A	N/A
Oppenheimer Large Cap Revenue ETF	$2,023,690	$546,288	$1,492,655	$442,917	$1,294,009	$366,933
Oppenheimer Mid Cap Revenue ETF	$1,047,616	$336,480	$1,050,107	$374,710	$1,110,083	$318,085
Oppenheimer Small Cap Revenue ETF	$1,781,319	$495,491	$1,586,356	$451,324	$1,574,630	$432,826
Oppenheimer Ultra Dividend Revenue ETF	$1,332,271	$369,998	$302,354	$176,811	$197,470	$108,173
1.	Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF commenced operations on July 11, 2017.
2.	Oppenheimer ESG Revenue ETF and Oppenheimer Global ESG Revenue ETF commenced operations on October 31, 2016.
Portfolio Managers
Portfolio Managers. The Funds are managed by a team of investment professionals including Frank Vallario and Sean P. Reichert (each is referred to as a “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds’ investments.
Other Accounts Managed. In addition to managing the Funds’ investment portfolios, the members of the portfolio management team also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding those other portfolios and accounts as of June 30, 2017. No portfolio or account has an advisory fee based on performance:

Fund Name & Portfolio Managers	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[1,2]
Frank Vallario	0	$0	3	$754.18	0	$754.18
Sean P. Reichert	0	$0	3	$754.18	0	$754.18
1. In millions.
2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.
As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager’s compliance procedures and Code of Ethics recognize the Manager’s obligation to treat all of its clients, including the Funds, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.
Compensation. The primary objectives of the Manager compensation plans for investment professionals are to:
•	Motivate and reward continued growth and profitability
•	Attract and retain high-performing individuals critical to the on-going success of the Manager
•	Motivate and reward strong business/investment performance
•	Create an ownership mentality for all plan participants
The investment professionals’ cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional’s base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. All bonus awards are based initially on the Manager’s financial performance.
All key staff of the Manager is eligible to participate in the Manager Deferred Compensation Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a five-year vesting period. The value of the award increases during the vesting period based upon the growth in the Manager’s income.
The Manager portfolio managers responsible for managing Funds are paid by the Manager and not by the Funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of Funds and other accounts. Fund portfolio managers are also eligible for the standard 401k retirement benefits and health and welfare benefits available to all the Manager employees.
Ownership of Fund Shares. As of June 30, 2017, the Portfolio Managers beneficially owned shares of the Funds as follows:
Portfolio Manager	Range of Shares Beneficially Owned in the Funds
Frank Vallario	None
Sean P. Reichert	None
Administrator and Fund Accountant
The Bank of New York Mellon (“BNY Mellon”) serves as Administrator and Fund Accountant for the Funds. Its principal address is One Wall Street, New York, NY 10286. Under the Fund Administration and Accounting Agreement with the Trust, BNY Mellon provides necessary administrative, tax, accounting services and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services. As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.
BNY Mellon received the following amounts for administration services for the last three fiscal years ended June 30:
Name of Fund	2017	2016	2015
Oppenheimer Emerging Markets Revenue ETF(1)	N/A	N/A	N/A
Oppenheimer Global Revenue ETF(1)	N/A	N/A	N/A
Oppenheimer International Revenue ETF(1)	N/A	N/A	N/A
Oppenheimer ESG Revenue ETF(2)	$14,066	N/A	N/A
Oppenheimer Financials Sector Revenue ETF	$42,385	$41,169	$45,255
Oppenheimer Global ESG Revenue ETF(2)	$45,540	N/A	N/A
Oppenheimer Large Cap Revenue ETF	$373,833	$317,903	$235,127
Oppenheimer Mid Cap Revenue ETF	$225,693	$261,008	$212,659
Oppenheimer Small Cap Revenue ETF	$340,785	$315,968	$250,891
Oppenheimer Ultra Dividend Revenue ETF	$252,681	$113,779	$38,736
1.	Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF commenced operations on July 11, 2017.
2.	Oppenheimer ESG Revenue ETF and Oppenheimer Global ESG Revenue ETF commenced operations on October 31, 2016.
Custodian and Transfer Agent
BNY Mellon also serves as custodian for the Funds pursuant to a Custody Agreement. Under the Custody Agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps the accounts and records related to these services, and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for each Fund.
As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.
The Funds participate in a securities lending program under which the Funds’ custodian lends Fund portfolio securities to qualified institutional investors that post appropriate collateral. Under the program, the Funds’ custodian receives a portion of the interest earned on any reinvested collateral as an offset for the costs of the program.
Pursuant to a Transfer Agency and Services Agreement with the Trust, BNY Mellon acts as transfer agent for each Fund’s authorized and issued Shares, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.
Distributor
The Distributor, OFDI, located at 225 Liberty Street, New York, NY 10281, is the principal underwriter of the Funds’ Shares and distributes Fund Shares pursuant to a Distribution Agreement. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.” The Distributor has no obligation to sell any specific quantity of Fund Shares. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Funds. The Distributor is not affiliated with any stock exchange. The Manager, at its expense, may pay the Distributor a fee for certain distribution-related services. The Distributor does not receive any underwriting commissions for the sale of Fund Shares.
OFDI may make payments to broker-dealers and other financial intermediaries for services provided and expenses incurred in connection with the distribution, marketing and promotion of Fund Shares. These payments will be made by OFDI and not from the resources of the Funds. Payments may be made to financial intermediaries that (1) provide access to financial intermediaries’ platform or to their sales force; (2) develop new products that feature, market or otherwise promote the Funds; (3) allow customers to buy and sell Fund Shares without paying a commission or other transaction charge; and/or (4) provide data and reporting relating to sales of the Funds. Payments of the type described above are sometimes referred to as revenue-sharing or marketing payments. These payments may create conflicts of interest between the financial intermediary and its clients by incentivizing the financial intermediary to recommend the Funds. Further, OFDI may make payments to certain financial intermediaries related to educational efforts regarding exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, as well as the development of technology platforms and reporting systems.

Calculation Agent
MSCI Inc. (“MSCI”) located at 7 World Trade Center, 250 Greenwich Street, 49th Floor, New York, NY 10007, serves as calculation agent for the Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF, Oppenheimer Global ESG Revenue ETF and Oppenheimer International Revenue ETF. MSCI has entered into a contractual agreement with the Manager under which MSCI will be primarily responsible for Index maintenance, calculation, dissemination and reconstitution activities. The Manager compensates MSCI from its own resources, including profits from advisory fees received from the Funds.

S&P Dow Jones Indices, located at 55 Water Street, New York, New York 10041 serves as calculation agent for the Oppenheimer ESG Revenue ETF, Oppenheimer Financials Sector Revenue ETF, Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF. S&P Dow Jones Indices has entered into a contractual agreement with the Manager under which S&P Dow Jones Indices will be primarily responsible for Index maintenance, calculation, dissemination and reconstitution activities. The Manager compensates S&P Dow Jones Indices from its own resources, including profits from advisory fees received from the Funds.
Counsel
Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, Illinois 60606, serves as legal counsel to the Trust.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115 serves as independent registered public accounting firm of the Trust. Cohen audits the Funds’ financial statements and performs other related tax and audit services.
Rule 12b-1 Plan
The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) to compensate persons who provide certain marketing or distribution-related services for the Funds. The Plan provides for payments at an annual rate of up to 0.25% of each Fund’s average daily net assets.
Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made, as applicable.
The Plan was adopted in order to permit the implementation of each Fund’s method of distribution. However, the Board has not authorized the Funds to pay fees under the Plan at this time.
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.
In seeking to implement the Trust’s policies, the Manager effects transactions with those brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. Subject to the foregoing, in choosing brokers to execute portfolio transactions for the Funds, the Manager may consider a broker’s willingness (as an Authorized Participant (as defined below)) to accommodate Creation Unit create and redeem transactions that minimize capital gains for the Funds in connection with the quarterly rebalancings/reconstitutions of the Funds. Around the time the Funds rebalance their portfolios to align with their respective benchmark indexes, a Fund may request that one or more of its Authorized Participants (as defined below) engage in certain creation and redemption basket activity (“Rebalance Trades”) to facilitate index tracking in a tax-efficient manner (i.e., to minimize the realization of capital gains). The Trust may take in to account the Authorized Participant’s willingness to engage in Rebalance Trades when it selects broker-dealers to execute trades for that Funds. The Manager also may direct portfolio transactions associated with specific Rebalance Trades to the Authorized Participant that agrees to engage in such Rebalance Trades for that Fund.
The Manager assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by a Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Manager. In some cases, this procedure could have a detrimental effect on the price or volume of a security purchased or sold for the Funds. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.

The Funds primarily incur brokerage commissions in connection with the quarterly rebalancings/reconstitutions of the Funds. The magnitude of the rebalancings/reconstitutions will vary depending on such factors as changes in the composition of an Underlying Index, changes in the related revenues of the constituent companies and changes in the size of a Fund.
The table below lists the aggregate dollar amount of brokerage commissions paid by each Fund for the last three fiscal years ended June 30.
Name of Fund	2017	2016	2015
Oppenheimer Emerging Markets Revenue ETF(1)	N/A	N/A	N/A
Oppenheimer Global Revenue ETF(1)	N/A	N/A	N/A
Oppenheimer International Revenue ETF(1)	N/A	N/A	N/A
Oppenheimer ESG Revenue ETF(2)	$4,881	N/A	N/A
Oppenheimer Financials Sector Revenue ETF	$3,060	$5,358	$6,339
Oppenheimer Global ESG Revenue ETF(2)	$19,127	N/A	N/A
Oppenheimer Large Cap Revenue ETF	$55,486	$81,372	$90,727
Oppenheimer Mid Cap Revenue ETF	$167,753	$170,533	$181,880
Oppenheimer Small Cap Revenue ETF	$439,224	$550,960	$849,031
Oppenheimer Ultra Dividend Revenue ETF	$385,009	$213,470	$90,175
1.	Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF commenced operations on July 11, 2017.
2.	Oppenheimer ESG Revenue ETF and Oppenheimer Global ESG Revenue ETF commenced operations on October 31, 2016.
The Funds primarily incur brokerage commissions in connection with the quarterly rebalancings/reconstitutions of the Funds. The magnitude of the rebalancings/reconstitutions will vary depending on such factors as changes in the composition of an Underlying Index, changes in the related revenues of the constituent companies and changes in the size of a Fund.
During the fiscal year ended June 30, 2017, the Funds and the Manager did not direct the Funds’ brokerage transactions to a broker because of research services provided.
The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended June 30, 2017, the name of each such broker or dealer and the value of each Fund’s aggregate holdings of the securities of each issuer as of June 30, 2017.
Fund	Name of Broker or Dealer	Aggregated Value of Holdings
Oppenheimer Emerging Markets Revenue ETF*	N/A	N/A
Oppenheimer Global Revenue ETF*	N/A	N/A
Oppenheimer International Revenue ETF*	N/A	N/A
Oppenheimer ESG Revenue ETF	Goldman Sachs Group Inc.	183,289.40
Oppenheimer Financials Sector Revenue ETF	Goldman Sachs Group Inc.	903,354.90
	Wells Fargo & Co	2,192,462.88
Oppenheimer Global ESG Revenue ETF	Goldman Sachs Group Inc.	80,327.80
	Royal Bank of Canada	102,163.60
Oppenheimer Large Cap Revenue ETF	Goldman Sachs Group Inc.	2,558,285.10
	Wells Fargo & Co	6,206,972.79
Oppenheimer Mid Cap Revenue ETF	N/A	N/A
Oppenheimer Small Cap Revenue ETF	N/A	N/A
Oppenheimer Ultra Dividend Revenue ETF	N/A	N/A
*Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF commenced operations on July 11, 2017.
Portfolio Holding Disclosure Policies and Procedures
The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund.
Proxy Voting Policy
The Board has delegated to the Manager the responsibility to vote proxies with respect to the portfolio securities held by the Funds. The Manager has adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which it has discretionary authority. The Manager has engaged Institutional Shareholder Services, Inc. (“ISS”) as its proxy voting agent and has authorized ISS to vote proxies with respect to securities held in client accounts in accordance with ISS recommendations. When available, information on how the Manager voted proxies on behalf of the Funds relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 may be obtained (i) without charge, upon request, by calling 1-888-854-8181; and (ii) on the SEC’s website at http://www.sec.gov. The Manager’s Proxy Voting Policies and Procedures are included as Appendix A to this SAI.
Code of Ethics. The Trust, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees (“covered persons”) that could compete with or take advantage of the Funds’ portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Funds and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager and the Distributor.
The Code of Ethics is an exhibit to the Fund’s registration statement filed with the SEC. It can be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s website at www.sec.gov and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.
PORTFOLIO TURNOVER
Because the Funds are rebalanced and/or reconstituted quarterly, the Funds may experience portfolio turnover in excess of 100%. The portfolio turnover rates of each Fund that had commenced operations as of the date of this SAI for the last two fiscal years ended June 30 were as follows:
Name of Fund	2017	2016
Oppenheimer Emerging Markets Revenue ETF(1)	N/A	N/A
Oppenheimer Global Revenue ETF(1)	N/A	N/A
Oppenheimer International Revenue ETF(1)	N/A	N/A
Oppenheimer ESG Revenue ETF(2)	42.11%	N/A
Oppenheimer Financials Sector Revenue ETF	17.70%	20.42%
Oppenheimer Global ESG Revenue ETF(2)	78.36%	N/A
Oppenheimer Large Cap Revenue ETF	15.22%	14.13%
Oppenheimer Mid Cap Revenue ETF	46.40%	22.23%
Oppenheimer Small Cap Revenue ETF	46.33%	44.07%
Oppenheimer Ultra Dividend Revenue ETF	80.57%	208.25%
1. Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF commenced operations on July 11, 2017.
2. Oppenheimer ESG Revenue ETF and Oppenheimer Global ESG Revenue ETF commenced operations on October 31, 2016.
CAPITAL STOCK AND OTHER SECURITIES
Each Fund is authorized to issue an unlimited number of Shares of beneficial interest without par value. Each Share of beneficial interest represents an equal proportionate interest in the assets and liabilities of a Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other Shares of the Fund.
Under Delaware law, the Trust is not required to, and the Trust does not presently intend to, hold regular annual meetings of shareholders. Meetings of the shareholders of one or more of the Funds may be held from time to time to consider certain matters, including changes to a Fund’s fundamental investment policies, changes to the Management Agreement and the election of Trustees when required by the 1940 Act.
When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per Share with proportionate voting for fractional Shares. The Shares of a Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the Shares of a Fund into a greater or lesser number of Shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder’s percentage ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.
On any matter submitted to a vote of the shareholders, all Shares shall vote in the aggregate without differentiation between the Shares of the separate Funds or separate classes, if any, provided that (i) with respect to any matter that affects only the interests of some but not all Funds, then only the Shares of such affected Funds, voting separately, shall be entitled to vote on the matter, (ii) with respect to any matter that affects only the interests of some but not all classes, then only the Shares of such affected classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting by Fund or by class, then the Shares of the Trust shall vote as prescribed in that law or regulation.
Book Entry Only System. The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Book Entry.”
DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE MKT and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares. No Beneficial Owner shall have the right to receive a certificate representing such Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS
Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. Orders are placed in “proper form” when the orders comply with the order processing procedures identified in the Authorized Participant Agreement for creation or redemption of Shares of the Funds.
A “Business Day” for purposes of this section is any day the NYSE, the Exchange and a Fund are open for business and includes any day that a Fund is required to be open under Section 22(e) of the 1940 Act.
Deposit of Securities and Deposit or Delivery of Cash. Except for cash in lieu transactions, as described below, the consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities—the “Deposit Securities”—per each Creation Unit Aggregation constituting a replication or a representative sampling of the securities included in the Fund’s corresponding index and an amount of cash denominated in U.S. dollars—the “Cash Component”—computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.
The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities.
The Funds’ custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.
In addition, the Funds reserve the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component in the following circumstances:
•	if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash;
•	if, upon receiving a purchase or redemption order from an Authorized Participant (as defined below), the Fund determines to require the purchase or redemption, as applicable, to be made entirely in cash;
•	if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming Shares on that day to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities solely because: (i) such instruments are not eligible for transfer either through the NSCC or DTC; or (ii) in the case of non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or
•	if the Fund permits an Authorized Participant to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities solely because: (a) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (b) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (c) a shareholder would be subject to unfavorable income tax treatment if the shareholder receives redemption proceeds of non-U.S. investments in kind.
If the Manager notifies the Distributor that a “cash in lieu” amount will be accepted, the Distributor will notify the Authorized Participant and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by the Manager.
Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” A list of existing Authorized Participants that have signed a Participant Agreement is available from the Distributor. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Funds’ Distributor no later than the cut-off time designated as such in the participant agreement on the relevant Business Day, in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. Orders for select Funds (T-1 (T minus 1) Next Day International Market Orders), are to be placed after the listing exchange closing time and before the Fund’s established

T-1 order window cut-off time, the latest being 5:30 PM Eastern Standard Time on any Business Day. Such orders, if accepted, will receive the next Business Day’s NAV per Creation Unit Aggregation. In the case of custom orders, the order must be received by the Funds’ Distributor no later than 3:00 p.m., Eastern time, or such other time as may be designated by the Funds and disclosed to the Authorized Participants on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security as discussed above. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process,” “Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “Placement of Creation Orders Outside Clearing Process—Foreign Funds” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker- dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
For domestic securities, orders to create Creation Units of a Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds (see “Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to domestic funds (see “Placement of Creation Orders Outside Clearing Process—Domestic Funds”). For foreign securities orders, most orders will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see “Placement of Creation Orders Outside Clearing Process—Foreign Funds”).
Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Funds’ custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Funds’ Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.
Placement of Creation Orders Outside Clearing Process—Domestic Funds. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the Business Day following the Transmittal Date.
All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Funds’ custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Funds’ custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Funds’ Distributor on the Transmittal Date if (i) such order is received by the Funds’ Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Funds’ custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m., Eastern time, and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the second (2nd) Business Day (“T+2”) following the day on which the purchase order is deemed received by the Distributor.
Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below).
Placement of Creation Orders Outside Clearing Process—Foreign Funds. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. Orders for select Funds (T-1 (T minus 1) Next Day International Market Orders), are to be placed after the listing exchange closing time and before the Fund’s established T-1 order window cut-off time, the latest being 5:30 PM Eastern Standard Time on any Business Day. Such orders, if accepted, will receive the next Business Day’s NAV per Creation Unit Aggregation. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. The Distributor will inform the Funds’ transfer agent, the Manager and the Funds’ custodian upon receipt of a creation order. The Funds’ custodian will then provide such information to the appropriate sub-custodian.
With respect to foreign investments of a Fund, the Fund’s custodian causes the sub-custodian for the Fund to maintain an account into which the Authorized Participant delivers, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted cash purchase), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its behalf or another investor’s behalf by the closing time of the regular trading session on the Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 11:00 a.m., Eastern time, on the contractual settlement date.
The Authorized Participant must also make available no later than 11:00 a.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient for the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee.
Additional Information Regarding the Placement of Creation Orders. Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash in the form of U.S. dollars must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time on such date and federal funds in the appropriate amount are deposited with the Funds’ custodian by 11:00 a.m., Eastern time the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. The Trust may also require delivery of Deposit Securities prior to settlement date by the Authorized Participant in relation to certain international markets.
Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Funds’ custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the T+2.
Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if, for example, : (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Fund’s custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Manager, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Fund’s custodian, the Distributor and the Manager make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Manager, BNY Mellon, the Distributor, DTC, NSCC, the Fund’s custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective purchaser of its rejection of the order of such person. The Trust, the Fund’s custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. Authorized Participants will be required to pay a fixed creation transaction fee payable to BNY Mellon, as set forth below, regardless of the number of creations made each day, but may be subject to change. An additional charge may be imposed for (i) creations effected outside the Clearing Process; and (ii) a variable fee for cash or partial cash creations (to offset the Trust’s brokerage, transaction and other costs associated with using cash to purchase the requisite Deposit Securities). Any additional costs associated with transferring the securities constituting the Deposit Securities to the account of the Trust are borne by the Authorized Participants. The table below provides the Fixed Creation/Redemption Transaction Fee and the Maximum Creation/Redemption Transaction Fee for each Fund:
Fund	Fixed Creation/Redemption Transaction Fee
Oppenheimer Emerging Markets Revenue ETF	$9,000
Oppenheimer Global Revenue ETF	$10,000
Oppenheimer International Revenue ETF	$5,000
Oppenheimer ESG Revenue ETF	$500
Oppenheimer Financials Sector Revenue ETF	$500
Oppenheimer Global ESG Revenue ETF	$5,000
Oppenheimer Large Cap Revenue ETF	$1,250
Oppenheimer Mid Cap Revenue ETF	$1,000
Oppenheimer Small Cap Revenue ETF	$1,500
Oppenheimer Ultra Dividend Revenue ETF	$500
From time to time, all or a portion of a Fund’s creation/redemption transaction fee may be waived by BNY Mellon and/or the Manager may reimburse BNY Mellon for all or a portion of the waived creation or redemption transaction fees. The Fund reserves the right to waive the creation or redemption transaction fees in whole or in part. Investors should consult their broker for additional fees that may apply.
Redemption of Fund Shares in Creation Unit Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Funds’ transfer agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation.
Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation. Each Fund’s custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the identity of the securities subject to redemption requests (“Fund Securities”) received in proper form as described below that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Under limited circumstances, Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations. Unless cash redemptions are available or specified for a Fund (as discussed under “Deposit of Securities and Deposit or Delivery of Cash” above), the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as described below.
Pursuant to Section 22(e) of the 1940 Act, the right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.
In connection with an Authorized Participant’s redemption order, the Trust reserves the right to verify that the Authorized Participant owns the Fund Shares to be redeemed and such Shares have not been loaned or pledged to another party. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Redemption Transaction Fee. Authorized Participants will be required to pay a fixed redemption transaction fee payable to BNY Mellon, as set forth above, regardless of the number of redemptions made each day, but may be subject to change. An additional variable charge for cash or partial cash redemptions (when cash redemptions are available or specified) of up to applicable legal limits may be imposed for a Fund. To the extent a Fund cannot recoup the amount of transaction costs incurred in connection with a redemption from the redeeming shareholder because of applicable legal limits or otherwise, those transaction costs will be borne by the Fund’s remaining shareholders and may negatively affect the Fund’s performance. From time to time, all or a portion of a Fund’s redemption transaction fee may be waived by BNY Mellon and/or the Manager may reimburse BNY Mellon for all or a portion of the waived redemption transaction fees. The Fund reserves the right to waive the redemption transaction fees in whole or in part. Investors should consult their broker for additional fees that may apply.
Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Funds’ transfer agent not later than 4:00 p.m., Eastern time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second Business Day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside the Clearing Process—Domestic Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Funds’ transfer agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Funds’ custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern time for any Cash Component , if any, owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities that are expected to be delivered within two Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.
Placement of Redemption Orders Outside the Clearing Process—Foreign Funds. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.
The delivery of Fund Securities to redeeming investors generally will be made within two Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than two

Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See “Regular Holidays” for a list of the local holidays in the foreign countries relevant to the Funds, as applicable.
A redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, when taking delivery of Shares of Fund Securities upon redemption of Shares of the Fund must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.
In the event that the Authorized Participant informs the Distributor that it will be unable to deliver the Shares on trade date plus one, the Trust may deliver the Fund Securities notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Shares as soon as possible. This undertaking shall be secured by the Authorized Participant’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The Authorized Participant’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the Authorized Participant will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.
Additional Information Regarding the Placement of Redemption Orders Outside the Clearing Process. The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Funds’ administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Funds’ transfer agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Funds’ custodian prior to the DTC Cut-Off- Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Funds’ custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Funds’ custodian by 11:00 a.m., Eastern time the following Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of some or all the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds all or in part in cash (see discussion of cash redemptions under “Deposit of Securities and Deposit or Delivery of Cash” above). In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.
Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.
REGULAR HOLIDAYS (FOREIGN FUNDS)
Because the portfolio securities of a Fund that invests in foreign securities may trade on the relevant exchange(s) on days that the Exchange is closed or that are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets. The Funds generally intend to effect deliveries of Creation Units and portfolio securities on a basis of T+2 (i.e., days on which the NYSE is open). The Funds may effect deliveries of Creation Units and portfolio securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within a normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for Funds that invest in foreign securities, in certain circumstances. The holidays applicable to a Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for a Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein.
Listed below are the dates in calendar years 2017 and 2018 in which the regular holidays affecting the relevant securities markets of the below listed countries may impact Fund settlement. This list is based on information available to the Funds. The list may not be accurate or complete and is subject to change.
2017
Australia:	January 2	April 14	May 1	August 8	November 7
	January 26	April 17	June 5	September 25	December 25
	March 6	April 18	June 12	September 29	December 26
	March 13	April 25	August 7	October 2
Austria:	January 6	May 1	June 15	November 1	December 26
	April 14	May 25	August 15	December 8	December 31
	April 17	June 5	October 26	December 25
Belgium:	April 14	May 1	June 5	August 15	December 25
	April 17	May 25	June 15	November 1	December 26
Brazil:	January 1	February 28	April 21	September 7	November 15
	January 25	March 1	May 1	October 12	November 20
	February 27	April 14	June 15	November 2	December 25
December 31
Canada:	January 2	February 20	June 26	September 4	December 25
	January 3	April 14	July 3	October 9	December 26
	February 13	May 22	August 7	November 13
Chile:	January 1	May 1	August 15	October 27	December 31
	April 14	May 21	September 18	November 1
	April 15	June 26	September 19	December 8
	April 16	July 16	October 9	December 25
China:	January 2	February 1	May 1	October 3
	January27	February 2	May 29	October 4
	January 30	April 3	May 30	October 5
	January 31	April 4	October 2	October 6
Colombia:	January 1	April 14	June 26	August 21	November 13
	January 9	May 1	July 3	October 16	December 8
	March 20	May 29	July 20	November 6	December 25
	April 13	June 19	August 7

Czech Republic:	January 1	May 1	July 6	December 24
	April 14	May 8	October 28	December 25
	April 17	June 28	November 17	December 26
Denmark:	January 1	April 16	May 25	December 24	December 31
	April 13	April 17	May 26	December 25
	April 14	May 12	June 5	December 26
Egypt:	January 7	April 25	July 1	September 2
	January 25	May 1	July 23	September 21
	April 16	June 25	August 31	October 6
	April 17	June 26	September 1	December 1
* The Egyptian market is closed every Friday.
Finland:	January 1	April 14	May 25	December 25
	January 6	April 17	June 23	December 26
	April 13	May 1	December 6
France:	January 2	May 1	July 14		November 1
	March 28	May 8	August 15		December 25
	April 14	May 29	August 28		December 26
	April 17	May 31	October 31
Germany:	April 14	May 1	October 3	December 25
	April 17	June 5	October 31	December 26
Greece:	January 1	February 27	April 17	June 5	December 25
	January 6	April 14	May 1	August 15	December 26
Hong Kong:	January 2	January 31	April 17	May 30	December 25
	January 27	April 4	May 1	October 2	December 26
	January 30	April 14	May 3	October 5
Hungary:	January 1	May 1	October 23
	April 17	August 20	December 26
India:	January 26	April 4	June 26	October 2	December 25
	February 24	April 14	August 15	October 19
	March 13	May 1	August 17	October 20
	March 28	May 10	August 25	December 1
Indonesia:	January 1	August 17	December 25
Ireland:	January 2	April 17	May 1	December 22	December 29
	March 17	May 1	August 7	December 25
	April 14	June 5	October 30	December 26
Israel:	March 12	April 16	May 31	October 4	October 11
	April 10	April 17	August 1	October 5	October 12
	April 11	May 1	September 20	October 8
	April 12	May 2	September 21	October 9
	April 13	May 30	May 31	October 10
* The Israeli market is closed every Friday.

Italy:	January 1	April 17	June 2	December 8
	January 6	April 25	August 15	December 25
	April 14	May 1	November 1	December 26
Japan:	January 2	March 20	May 5	September 18	November 23
	January 3	May 3	July 17	October 9
	January 9	May 4	August 11	November 3
Malaysia:	January 1	May 1	September 16
	February 1	August 31	December 25
Mexico:	January 1	March 20	April 14	November 2	December 12
	February 6	April 13	May 1	November 20	December 25
Netherlands:	January 1	April 17	May 12	October 29
	March 26	April 27	May 25	December 25
	April 14	May 1	June 5	December 26
New Zealand:	January 2	February 6	April 17	June 5	December 26
	January 3	April 14	April 25	October 23
Norway:	April 12	April 14	May 1	May 25	December 25
	April 13	April 17	May 17	June 5	December 26
Peru:	January 1	April 14	June 29	August 30	December 8
	April 13	May 1	July 28	November 1	December 25
Philippines:	January 1	April 14	August 28	December 25
	April 9	May 1	November 1	December 30
	April 13	June 12	November 30	December 31
Poland:
	January 1	April 17	June 15	November 11	December 26
	January 6	May 1	August 15	December 24
	April 14	May 3	November 1	December 25
Portugal:	January 1	April 17	December 25
	April 14	May 1	December 26
Qatar:	January 1	June 25	June 27	September 2	September 4
	March 5	June 26	September 1	September 3	December 18
*The Qatari market is closed every Friday.
Russia:	January 1	January 7	March 8	May 9	November 6
	January 2	February 23	May 1	June 12
Singapore:	January 2	April 14	May 10	August 9	October 18
	January 30	May 1	June 26	September 1	December 25
South Africa:	January 2	April 17	June 16	December 25
	March 21	April 27	August 9	December 26
	April 14	May 1	September 25

South Korea:	January 1	January 30	May 5	October 4	October 9
	January 27	March 1	June 6	October 5	December 20
	January 28	May 1	August 15	October 6	December 25
	January 29	May 3	October 3
Spain:	January 6	April 17	July 25	October 12	December 8
	April 12	May 1	August 15	November 1	December 25
	April 13	June 5	August 16	December 6	December 26
	April 14	June 15	September 11
Sweden:	January 5	April 14	May 24	June 23	December 26
	January 6	April 17	May 25	November 3
	April 13	May 1	June 6	December 25
Switzerland:	January 2	April 17	May 25	August 1	December 26
	April 14	May 1	June 5	December 25
Taiwan:	January 1	February 28	April 5	May 1	October 10
Thailand:	January 2	April 13	May 1	July 1	October 23
	February 11	April 14	May 5	July 10	December 5
	April 6	April 15	May 10	August 14	December 11
Turkey:
	January 1	May 1	August 30
	April 23	May 19	October 29
United Arab Emirates:	January 1	June 26	September 1	September 21	December 3
	April 24	June 27	September 2	December 1
	June 25	August 31	September 3	December 2
* The United Arab Emirates market is closed every Friday.
United Kingdom:	January 2	April 17	May 29	December 22	December 26
	April 14	May 1	August 28	December 25	December 29
2018
Australia:	January 1	March 30	April 25	August 6	December 25
	January 26	April 2	June 11	October 1	December 26
Austria:	January 1	April 2	May 21	November 1	December 25
	January 6	May 1	May 31	December 8	December 26
	March 30	May 10	August 15	December 24	December 31
	April 1	May 20	October 26
Belgium:	January 1	May 1	July 21	November 1	December 25
	March 30	May 10	August 15	November 11	December 26
	April 2	May 21
Brazil:	January 1	April 1	July 9	November 2	December 24
	January 25	April 21	September 7	November 15	December 25
	February 13	May 1	October 12	November 20	December 31
	March 30	May 31

Canada:	January 1	April 1	August 6	October 8	December 25
	February 19	May 21	September 3	November 11	December 26
	March 30	July 2
Chile:	January 1	May 21	August 15	November 1	December 25
	March 30	July 2	September 19	November 2	December 31
	May 1	July 16	October 15	December 8
China:	January 1	April 6	June 18	October 5	December 31
	February 22	May 1	September 24
Colombia:	January 1	March 30	June 4	August 20	November 12
	January 8	May 1	July 20	October 8	December 8
	March 19	May 14	August 7	November 5	December 25
March 29
Czech Republic:	January 1	May 1	July 6	November 17	December 25
	March 30	May 8	September 28	December 24	December 26
	April 2	July 5	October 28
Denmark:	January 1	April 1	May 10	May 21	December 25
	March 29	April 2	May 11	June 5	December 26
	March 30	April 27	May 20	December 24	December 31
Egypt:	January 1	April 9	June 17	August 25	October 6
	January 25	April 25	July 23	September 12	November 20
	April 8	May 1
* The Egyptian market is closed every Friday.
Finland:	January 1	April 2	May 10	December 24	December 26
	January 6	May 1	December 6	December 25	December 31
March 30
France:	January 1	May 1	May 20	November 1	December 25
	March 30	May 8	May 21	November 11	December 26
	April 2	May 10	August 15	December 24	December 31
Germany:	January 1	April 2	May 21	December 24	December 26
	March 30	May 1	October 3	December 25	December 31
	April 1	May 10
Greece:	January 1	March 25	May 1	August 15	December 25
	January 6	April 6	May 11	October 28	December 26
	February 19	April 9	May 28	December 24
Hong Kong:	January 1	March 31	May 1	July 1	October 1
	February 19	April 2	May 22	July 2	October 17
	March 30	April 5	June 18	September 25	December 25
Hungary:	January 1	April 2	May 21	November 1	December 25
	March 15	May 1	August 20	December 24	December 26
	April 1	May 20	October 23

India:	January 26	March 29	April 29	August 18	October 19
	February 14	March 30	April 30	August 22	November 7
	February 19	April 1	May 1	September 13	November 21
	March 2	April 2	June 15	September 21	November 23
	March 18	April 14	August 15	October 2	November 25
March 26
Indonesia:	January 1	March 30	May 1	May 10	December 25
Ireland:	January 1	March 30	April 2	June 4	December 25
	March 19	April 1	May 7	August 6	December 26
Israel:	March 1	April 19	July 22	September 18	September 24
	March 31	May 20	September 11	September 19	October 2
April 6
* The Israeli market is closed every Friday.
Italy:	January 1	April 25	June 2	November 1	December 25
	March 30	May 1	August 15	December 8	December 26
April 2
Japan:	January 3	April 30	July 16	September 24	November 23
	January 8	May 3	August 11	October 8	December 23
	February 12	May 4	September 17	November 3	December 31
	March 21	May 5
Malaysia:	January 1	May 1	August 31	December 25
Mexico:	January 1	March 29	May 1	November 2	December 12
	February 5	March 30	September 16	November 19	December 25
March 19
Netherlands:	January 1	April 1	May 1	May 21	December 26
	March 30	April 2	May 10
New Zealand:	January 2	February 6	April 2	June 4	December 25
	January 22	March 30	April 25	October 22	December 26
	January 29	April 1
Norway:	January 1	April 1	May 10	May 21	December 25
	March 29	April 2	May 17	December 24	December 26
	March 30	May 1	May 20
Peru:	January 1	April 1	July 29	October 8	December 8
	March 29	May 1	August 30	November 1	December 25
	March 30	June 29
Philippines:	January 1	March 29	May 1	August 22	December 25
	February 16	March 30	June 15	November 1	December 31
Poland:	January 1	May 1	May 31	November 1	December 25
	January 6	May 3	August 15	November 11	December 26
April 2

Portugal:	January 1	April 25	June 10	November 1	December 8
	February 13	May 1	August 15	December 1	December 25
	March 30	May 31	October 5
Qatar:	January 1	June 17	August 26	December 18
*The Qatari market is closed every Friday.
Russia:	January 2	January 8	April 30	May 9	November 4
	January 6	February 23	May 1	June 11	November 5
	January 7	March 8
Singapore:	January 1	March 30	June 15	August 22	December 25
	February 17	May 1	August 9	November 7
South Africa:	January 1	April 2	June 16	September 24	December 25
	March 21	April 27	August 9	December 17	December 26
	March 30	May 1
South Korea:	January 1	May 1	May 22	August 15	October 9
	February 17	May 5	June 6	September 26	December 25
	March 1	May 7	June 13	October 3
Spain:	January 1	April 1	August 15	November 1	December 8
	January 6	April 2	October 12	December 6	December 25
	March 30	May 1
Sweden:	January 1	April 1	May 10	June 22	December 26
	January 6	April 2	May 20	December 24	December 31
	March 30	May 1	June 6
Switzerland:	January 2	April 2	May 10	May 21	December 25
	March 30	May 1	May 20	August 1	December 26
April 1
Taiwan:	January 1	February 28	June 18	September 24	October 10
	February 16	May 1
Thailand:	January 1	April 14	May 5	August 13	December 10
	April 6	April 15	May 7	October 23	December 31
	April 13	May 1	July 1	December 5
Turkey:	January 1	May 1	June 17	August 30	October 29
	April 23	May 19	August 24
United Arab Emirates:	January 1	June 16	August 23	November 20	December 2
	April 13	August 20	September 11
* The United Arab Emirates market is closed every Friday.
United Kingdom:	January 1	April 1	May 7	August 27	December 26
	March 30	April 2	May 28	December 25
Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries and regions whose securities comprise the Fund’s portfolio. In the calendar years 2017 and 2018, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles*, where more than seven calendar days may be needed to deliver redemption proceeds, for Funds that invest in foreign securities as noted below. This list is based on information available to the Funds. The list may not be accurate or complete and is subject to change.

Country	Trade Date	Settlement Date	Number of Days to Settle
2017
Australia	12/22/2016	01/03/2017	12
	04/12/2017	04/19/2017	8
	04/12/2017	04/20/2017	8
	04/13/2017	04/21/2017	8
China	01/24/2017	02/03/2017	10
	01/25/2017	02/06/2017	12
	01/26/2017	02/07/2017	12
	09/27/2017	10/09/2017	12
	09/28/2017	10/10/2017	12
	09/29/2017	10/11/2017	12
Ireland	12/22/2016	1/03/2017	12
	12/23/2016	1/03/2017	11
	12/26/2016	1/03/2017	8
	12/19/2017	12/27/2017	8
	12/20/2017	12/28/2017	8
	12/21/2017	1/02/2018	12
	12/22/2017	1/02/2018	11

Country	Trade Date	Settlement Date	Number of Days to Settle
Israel	04/04/2017	04/18/2017	14**
	04/05/2017	04/19/2017	14**
	04/06/2017	04/20/2017	14**
	04/07/2017	04/20/2017	13
	04/09/2017	04/19/2017	10
	04/10/2017	04/20/2017	10
	04/11/2017	04/20/2017	9
	04/12/2017	04/20/2017	8
	04/25/2017	05/03/2017	8
	04/26/2017	05/04/2017	8
	04/27/2017	05/08/2017	9
	04/28/2017	05/08/2017	8
	09/14/2017	09/25/2017	11
	09/15/2017	09/25/2017	10
	09/18/2017	09/26/2017	8
	09/19/2017	09/27/2017	8
	10/02/2017	10/162017	14
	10/03/2017	10/17/2017	14
	10/04/2017	10/17/2017	13
	10/05/2017	10/18/2017	13
	10/06/2017	10/18/2017	12
	10/09/2017	10/18/2017	9
	10/10/2017	10/18/2017	8
Japan	04/28/2017	05/08/2017	10
	05/01/2017	05/09/2017	8
	05/02/2017	05/10/2017	8
Norway	04/07/2016	04/18/2016	11
	04/10/2017	04/18/2017	8
	04/11/2017	04/19/2017	8
	04/12/2017	04/20/2017	8
Qatar	06/20/2017	06/28/2017	8
	06/21/2017	06/29/2017	8
	06/22/2017	07/02/2017	10

Country	Trade Date	Settlement Date	Number of Days to Settle
South Africa	04/07/2017	04/18/2017	11
	04/10/2017	04/19/2017	9
	04/11/2017	04/20/2017	9
	04/12/2017	04/21/2017	9
	04/13/2017	04/24/2017	11
	04/20/2017	04/28/2017	8
	04/21/2017	05/02/2017	10
	04/24/2017	05/03/2017	9
	04/25/2017	05/04/2017	9
	04/26/2017	05/05/2017	9
	04/28/2017	05/10/2017	10
	06/12/2017	06/20/2017	8
	06/13/2017	06/21/2017	8
	06/14/2017	06/22/2017	8
	06/15/2017	06/23/2017	8
	08/02/2017	08/10/2017	8
	08/03/2017	08/11/2017	8
	08/04/2017	08/14/2017	10
	08/07/2017	08/15/2017	8
	08/08/2017	08/16/2017	8
	09/18/2017	09/26/2017	8
	09/19/2017	09/27/2017	8
	09/20/2017	09/28/2017	8
	09/21/2017	09/29/2017	8
	09/22/2017	10/02/2017	10
	12/18/2017	12/27/2017	9
	12/19/2017	12/28/2017	9
	12/20/2017	12/29/2017	9
	12/21/2017	01/01/2018	11
	12/22/2017	01/02/2018	11
South Korea	09/29/2017	10/10/2017	10
	10/02/2017	10/11/2017	9
Spain	04/07/2016	04/18/2017	11
	04/10/2017	04/18/2017	8
	04/11/2017	04/19/2017	8
	04/12/2017	04/20/2017	8
Sweden	04/10/2017	04/18/2017	8
	04/11/2017	04/19/2017	8
	04/12/2017	04/20/2017	8

Country	Trade Date	Settlement Date	Number of Days to Settle
United Kingdom	12/20/2016	12/28/2016	8
	12/21/2016	12/29/2016	8
	12/22/2016	01/03/2017	12
	12/23/2016	01/03/2017	11
	12/26/2016	01/03/2017	8
	12/19/2017	12/27/2017	8
	12/20/2017	12/28/2017	8
	12/21/2017	01/02/2018	12
	12/22/2017	01/02/2018	11
2018
China	2/14/2018	2/26/2018	12
	3/29/2018	4/9/2018	11
	9/28/2018	10/10/2018	12
Egypt	8/20/2018	8/28/2018	8
Japan	12/29/2017	1/9/2018	11
	4/27/2018	5/7/2018	10
	12/28/2018	1/8/2019	11
Russia	12/29/2017	1/9/2018	11
South Korea	9/21/2018	9/30/2018	9
Turkey	8/17/2018	8/27/2018	10
United Arab Emirates	8/20/2018	8/28/2018	8
Vietnam	2/13/2018	2/22/2018	9
	2/14/2018	2/23/2018	9
*These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.
**Maximum permitted pursuant to the Trust’s SEC exemptive order.
TAXES
The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to their investment in a Fund.
Taxation of the Funds
Each Fund is a Separate Corporation. Each Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.
Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect and qualify to be treated each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “Fund”) that is accorded special tax treatment under Subchapter M of the Internal Revenue Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it timely distributes to shareholders.
In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:
•	Distribution Requirement — a Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for each tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•	Income Requirement — a Fund must derive at least 90% of its gross income for each taxable year from (i) dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and (ii) net income derived from qualified publicly traded partnerships (“QPTPs”).
•	Asset Diversification Tests — a Fund must satisfy the following asset diversification tests at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (limited in respect of any one issuer to not more than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses, or, (y) in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Tests is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Tests, which may have a negative impact on the Fund’s income and performance.
Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will treat a portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Fund’s accumulated earnings and profits as distributions of investment company taxable income and net capital gain and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance.
Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Tests, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a significant monetary sanction. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions - Distributions of Capital Gains” below.
Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:
(i)	any net capital loss attributable to the portion of the taxable year after October 31, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss attributable to such portion of the current taxable year (“post-October capital losses”), and
(ii)	the sum of (1) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31 and (2) other net ordinary loss attributable to the portion of the taxable year after December 31 (“later year ordinary losses”)
Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the regular corporate tax rates. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.
Federal Excise Tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least:
(1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 (or November or December 1 of that year, if the Fund is permitted to elect and so elects) of a calendar year generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with December 31 year end that is eligible to make and makes the election described above, no such gains or losses will be treated. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.
Foreign Income Tax. Investment income and proceeds received by a Fund from sources within foreign countries may be subject to foreign withholding or other taxes and the amount of such tax generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which, in certain circumstances, entitle a Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Taxation of Fund Distributions
Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of Net Investment Income. Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. A Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “– Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations”.
Distributions of Capital Gains. Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) your tax basis in your Shares; any excess will be treated as gain from the sale of your Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease your tax basis in your Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by you for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below).
Qualified Dividend Income for Individuals. Ordinary income dividends properly reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period and other requirements to qualify Fund dividends for this treatment.
Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex- dividend. Similarly, you must hold your Fund Shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be treated as qualifying dividend income.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during the 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although economically constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes paid by the Fund. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax liability (subject to limitations for certain shareholders). A Fund will provide the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions – Securities Lending” below.
U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Sales, Exchanges and Redemptions of Fund Shares
Sales, exchanges and redemptions (including redemptions in kind) of Fund Shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund Shares, the IRS requires you to report any gain or loss on your redemption. If you held your Shares as a capital asset, the gain or loss that you realize on a sale, exchange, or redemption will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Any redemption fees you incur on Shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the redemption. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 if the shareholder is married filing separately).
Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
Tax Basis Information. A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s Shares in the Fund, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share redemption. Any loss disallowed under these rules will be added to your tax basis in the new Shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by a Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to a Fund.
In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Gain or loss recognized on the disposition of property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts generally do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.
Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and a Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may (to the extent such fluctuations give rise to net losses) cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.
PFIC Investments. A Fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of each Fund’s respective taxable year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. The designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Non-U.S. Investors — Investment in U.S. Real Property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign Income Tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued but that may apply retroactively, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax- exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.
Investments in Partnerships. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.
Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the amount, timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.
Backup Withholding
By law, a portion of your taxable dividends and sales proceeds may be withheld unless you:
•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a U.S. person (including a U.S. resident alien).
Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be imposed at a rate of 28% on any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.
Non-U.S. Investors
Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
In General. If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status (using the applicable IRS Form W-8), a Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided a Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not “effectively connected income,” will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign shareholder’s country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by a Fund. If the ordinary income dividends from a Fund are effectively connected with the conduct of a U.S. trade or business or the distributions are attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by a Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.
Properly reported dividends will generally be exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s net long-term capital loss for such taxable year) unless such short-term gains are attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, a Fund may report some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through a financial intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.
The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in a Fund, including the applicability of the U.S. withholding taxes described above and, as further discussed below, the possible applicability of U.S. estate tax.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than- 5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
Foreign Account Tax Compliance Act (“FATCA”). Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), ordinary dividends the Fund pays and, after December 31, 2018, the gross proceeds of share redemptions and certain capital gains dividends it pays to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or IRS Form W-8BEN, respectively. No such withholding will occur with respect to a non-U.S. entity that timely provides the Fund with a valid IRS Form W-8BEN-E (or other applicable Form W-8) indicating the entity’s compliance with, or exemption from, FATCA. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this legislation to them.
Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.
DETERMINATION OF NET ASSET VALUE
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
The net asset value, or “NAV,” of the Fund is determined by subtracting the expenses and liabilities attributable to the Fund as a whole from the value of the Fund’s assets. The net assets attributable to each class is determined by pro rating the net assets of the Fund according to the relative number of shares of each class. The net asset value per share for each class of shares of the Fund is determined by subtracting from the value of the Fund’s net assets attributable to the class, those expenses and liabilities that are attributable to the class, and dividing the result by the number of shares of that class that are outstanding.
The NAV is determined as of 4:00 p.m., Eastern time, on each day that the New York Stock Exchange (the “NYSE”) is open, except if there is an NYSE scheduled early closing the Fund will calculate the net asset values as of the NYSE scheduled early closing time (the “Valuation Time”). The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.
The Fund’s portfolio investments securities generally trade on an exchange and are valued based on the official closing price of each security’s principal exchange, or if not available, at the last sale price or fair value.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company under the Internal Revenue Code, or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners with proceeds received from a Fund.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.
FINANCIAL STATEMENTS
The 2017 Annual Report for the Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF, Oppenheimer Financials Sector Revenue ETF, Oppenheimer Ultra Dividend Revenue ETF, Oppenheimer ESG Revenue ETF and Oppenheimer Global ESG Revenue ETF for the fiscal year ended June 30, 2017 is a separate document supplied with this SAI and the financial statements, accompanying notes and the report of independent registered public accounting firm appearing therein are incorporated by reference in this SAI..
Oppenheimer Emerging Markets Revenue ETF, Oppenheimer Global Revenue ETF and Oppenheimer International Revenue ETF commenced operations on July 11, 2017. Accordingly, no financial statements are provided for those Funds.

APPENDIX A
OFI Advisors, LLC (the “Manager”)
PROXY VOTING POLICIES AND GUIDELINES
Overview. Rule 206(4)-6 under the Investment Advisers Act requires an investment adviser that exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These Proxy Voting Policies and Guidelines (the “Policies and Guidelines”) set forth the prudent and diligent manner in which the Manager votes proxies for Clients (as defined below).
A. Accounts for which the Manager has Proxy Voting Responsibility
ETF Trust. The Board of ETF Trust has delegated to the Manager the authority to vote portfolio proxies pursuant to these Policies and Guidelines, subject to Board supervision.
Other Accounts. The Manager also serves as an investment adviser for separately managed accounts (the “Other Accounts” and, together with ETF Trust, the “Clients”). Generally, pursuant to contractual arrangements between the Manager and each such Other Account, the Manager is responsible for portfolio proxy voting of the portfolio proxies held by those Other Accounts.
In the case of Clients that are deemed to constitute the assets of an employee benefit plan subject to ERISA, and entities subject to Section 4975 of the IRC (the “Plans”), the Manager shall vote proxies unless the named fiduciary for the Plan has reserved the authority for itself or for an outside party.
B. Administration and Voting of Portfolio Proxies
1. Fiduciary Duty and Objective
As an investment adviser that has been granted the authority to vote portfolio proxies, the Manager owes a fiduciary duty to the Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Clients, and, when applicable, their shareholders. In this regard, the Manager seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, the Manager generally votes portfolio proxies in a uniform manner for the Clients and in accordance with these Policies and Guidelines, subject to the contrary direction of the Other Accounts.
In meeting its fiduciary duty, the Manager generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote is decided on a case-by-case basis, the Manager’s primary consideration is the economic interests of the Clients.
2. Proxy Voting Agent
The Manager retains an independent, third party proxy voting agent to assist the Manager in its proxy voting responsibilities in accordance with these Policies and Guidelines. The Manager, through its affiliates, monitors to ensure that the third party voting agent complies with Rule 206(4)-6 and these Proxy Voting Policies and Guidelines.
In general, the Manager may consider the proxy voting agent’s research and analysis as part of The Manager’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. The Manager bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by the Manager, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist the Manager in maintaining records of the Manager’s and ETF Trust’s portfolio proxy votes, including the appropriate records necessary for ETF Trust to meet its regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC as required by Rule 30b1-4 under the Investment Company Act.
3. Limitations
In certain circumstances, in accordance with a Client’s investment advisory contract (or other written directive) or where the Manager has determined that it is in the Client’s best interest, the Manager will not vote proxies received. The following are circumstances in which the Manager may limit its role in voting proxies:
a.	Client Maintains Proxy Voting Authority. Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Manager will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If the Manager receives any proxy material , it will promptly forward it to the Client or specified third party.
b.	Terminated Account. Once a Client account has been terminated with the Manager in accordance with its investment advisory agreement, the Manager will not vote any proxies received after the termination. However, the Client may specify in writing that proxies should be directed to the Client or a specified third party for action.
c.	Securities Lending Programs. Certain Clients may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender unless the loan is recalled in advance of the record date. If a Client participates in a securities lending program, the Manager will attempt to recall the Client’s portfolio securities on loan and vote proxies relating to such securities if the Manager has knowledge of a shareholder vote in time to recall such loaned securities and if the Manager determines that the votes involve matters that would have a material effect on the Client’s investment in such loaned securities.
4. Material Conflicts of Interest
If a material conflict of interest exists between the interests of a Client and the Manager in voting proxies, any of the following procedures may be followed to resolve the conflict:
a.	Vote in Accordance with the Guidelines. the Manager may address its material conflict of interest by voting in accordance with the Guidelines set forth by these Proxy Voting Policies.
b.	Obtain Consent of Clients. The Manager may address its material conflict by disclosing the conflict to the relevant Clients and obtaining their consent to the proposed vote prior to voting the proxy. The disclosure to the Client will include sufficient detail regarding the matter to be voted on and the nature of the Manager’s conflict so that the Client is able to make an informed decision regarding the vote. If a Client does not respond to such a conflict disclosure request or denies the request, the Manager will abstain from voting the securities held by that Client’s account.
C.	Board Reports and Recordkeeping
The Manager will prepare periodic reports for submission to the Board describing:
•	any issues arising under these Policies and Guidelines since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Guidelines; and
•	any proxy votes taken by the Manager on behalf of ETF Trust since the last report to the Board which were deviations from the Policies and Guidelines and the reasons for any such deviations.
In addition, no less frequently than annually, the Manager will provide the Board with a written report identifying any recommended changes in existing policies based upon the Manager’s experience under these Policies and Guidelines, evolving industry practices and developments in applicable laws or regulations.
The Manager will maintain all records required to be maintained under, and in accordance with, the Investment Company Act and the Investment Advisers Act with respect to the Manager’s voting of portfolio proxies, including, but not limited to:
•	these Policies and Guidelines, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
•	records of written Client requests for proxy voting information and any written responses of the Manager to such requests; and
•	any written materials prepared by the Manager that were material to making a decision in how to vote, or that memorialized the basis for the decision.
D.	Amendments to these Policies and Guidelines
The Manager shall periodically review and update these Policies and Guidelines as necessary. Any amendments to these Policies and Guidelines shall be provided to the Board for review, approval and ratification at the Board’s next regularly scheduled meeting.
E.	Proxy Voting Guidelines
The Guidelines adopted by the Manager and the Board are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues the Manager has most frequently encountered in the past several years.
PORTFOLIO PROXY VOTING GUIDELINES
(updated: January 2017)
1.0 OPERATIONAL ITEMS
1.1.1 Amend Quorum Requirements.
•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
•	Generally vote AGAINST proposals to establish two different quorum levels, unless there are compelling reasons to support the proposal.
1.1.2 Amend Articles of Incorporation/Association or Bylaws
•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.
•	Vote FOR bylaw/charter changes if:
•	shareholder rights are protected;
•	there is a negligible or positive impact on shareholder value;

•	management provides sufficiently valid reasons for the amendments; and/or
•	the company is required to do so by law (if applicable); and
•	they are of a housekeeping nature (updates or corrections).
1.1.3 Change Company Name.
•	Vote WITH Management.
1.1.4 Change Date, Time, or Location of Annual Meeting.
•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
1.1.5 Transact Other Business.
•	Vote AGAINST proposals to approve other business when it appears as voting item.
1.1.6 Change in Company Fiscal Term
•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.
•	Vote AGAINST if a company’s motivation for the change is to postpone its annual general meeting.
1.1.7 Adjourn Meeting
•	Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting, unless there are compelling reasons to support the proposal.
AUDITORS
1.2	Ratifying Auditors
•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
•	an auditor has a financial interest in or association with the company, and is therefore not independent;
•	fees for non-audit services are excessive;
•	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.
•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
•	Vote AGAINST proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
2.0 THE BOARD OF DIRECTORS
2.1 Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
•	composition of the board and key board committees;
•	attendance at board meetings;
•	corporate governance provisions and takeover activity;
•	long-term company performance relative to a market index;
•	directors’ investment in the company;
•	whether the chairman is also serving as CEO;
•	whether a retired CEO sits on the board.
•	whether the company or director is targeted in connection with public “vote no” campaigns.
•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). These instances include directors who:
•	attend less than 75% of the board and committee meetings without a valid excuse;
•	implement or renew a dead-hand or modified dead-hand poison pill;
•	failed to adequately respond to a majority supported shareholder proposal;
•	failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;

•	are audit committee members and any of the following has become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	the non-audit fees paid to the auditor are excessive;
•	a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;
•	there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•	the company receives an adverse opinion on the company’s financial statements from its auditors.
•	are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;
•	the company re-prices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	the company fails to submit one-time transfers of stock options to a shareholder vote;
•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	the company has inappropriately backdated options; or
•	the company has egregious compensation practices including, but not limited to, the following:
•	egregious employment contracts;
•	excessive perks/tax reimbursements;
•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	egregious pension/supplemental executive retirement plan (SERP) payouts;
•	new CEO with overly generous new hire package;
•	excessive severance and/or change in control provisions; or
•	dividends or dividend equivalents paid on unvested performance shares or units.
•	enacted egregious corporate governance policies, are responsible for material failures of governance or risk oversight at the company, or failed to replace management as appropriate;
•	are inside directors or affiliated outside directors; and the full board is less than majority independent;
•	are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;
•	serve on more than five public company boards. (The term “public company” excludes an investment company.)
•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.
•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):
•	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or
•	if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;
•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, the Manager will not recommend a WITHHOLD vote.
2.2 Board Size
•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
2.3 Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.
•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4 Cumulative Voting
•	Vote FOR proposal to eliminate cumulative voting.
•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).
2.5 Establishment of Board Committees
•	Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.
2.6 Require Majority Vote for Approval of Directors
•	the Manager will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
2.7 Director and Officer Indemnification and Liability Protection
•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
•	Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.
•	Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.
•	Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.
•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and
•	only if the director’s legal expenses would be covered.
2.8 Establish/Amend Nominee Qualifications
•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.
2.9 Filling Vacancies/Removal of Directors.
•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
2.10 Independent Chairman (Separate Chairman/CEO)
•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:
•	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	two-thirds independent board;
•	all-independent key committees;
•	established governance guidelines;
•	the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);
•	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:
•	egregious compensation practices;

•	multiple related-party transactions or other issues putting director independence at risk;
•	corporate and/or management scandal;
•	excessive problematic corporate governance provisions; or
•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.
2.11 Majority of Independent Directors/Establishment of Committees
•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.
•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees are composed exclusively of independent directors if they currently do not meet that standard.
•	For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:
•	the applicable listing standards determination of such director’s independence;
•	any operating ties to the firm; and
•	if there are any other conflicting relationships or related party transactions.
•	A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:
•	the terms of the agreement;
•	the duration of the standstill provision in the agreement;
•	the limitations and requirements of actions that are agreed upon;
•	if the dissident director nominee(s) is subject to the standstill; and
•	if there are any conflicting relationships or related party transactions.
2.12 Require More Nominees than Open Seats
•	Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.
2.13 Open Access
•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.
2.14 Stock Ownership Requirements
•	Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
•	actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	problematic pay practices, current and past.
2.15 Age or Term Limits
•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. The Manager views as management decision.
3.0	PROXY CONTESTS
3.1	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
•	long-term financial performance of the target company relative to its industry;
•	management’s track record;
•	background to the proxy contest;
•	qualifications of director nominees (both slates);
•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
•	stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses
•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which the Manager recommends in favor of the dissidents, the Manager also recommends voting for reimbursing proxy solicitation expenses.
3.3	Confidential Voting and Vote Tabulation
•	Vote on a CASE-BY-CASE basis on shareholder proposals regarding proxy voting mechanics including, but not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote counting methodology. The factors considered, as applicable to the proposal, may include:
•	The scope and structure of the proposal;
•	The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;
•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
•	Any recent controversies or concerns related to the company’s proxy voting mechanics;
•	Any unintended consequences resulting from implementation of the proposal; and
•	Any other factors that may be relevant.
4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
4.2	Amend Bylaws without Shareholder Consent
•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
4.3	Poison Pills
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
•	20% or higher flip-in or flip-over;
•	two to three-year sunset provision;
•	no dead-hand, slow-hand, no-hand or similar features;
•	shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;
•	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;
•	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);
•	the value of the NOLs;
•	the term;
•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
•	other factors that may be applicable.
4.4	Net Operating Loss (NOL) Protective Amendments
•	The Manager will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.
4.5	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•	Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.

4.6	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•	Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.
4.7	Establish Shareholder Advisory Committee
•	Vote on a CASE-BY-CASE basis.
4.8	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.
5.0	MERGERS AND CORPORATE RESTRUCTURINGS
5.1	Appraisal Rights
•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
5.2	Asset Purchases
•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	purchase price;
•	fairness opinion;
•	financial and strategic benefits;
•	how the deal was negotiated;
•	conflicts of interest;
•	other alternatives for the business; and
•	non-completion risk.
5.3	Asset Sales
•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
•	impact on the balance sheet/working capital;
•	potential elimination of diseconomies;
•	anticipated financial and operating benefits;
•	anticipated use of funds;
•	value received for the asset;
•	fairness opinion;
•	how the deal was negotiated; and
•	conflicts of interest.
5.4	Bundled Proposals
•	Vote on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
5.5	Conversion of Securities
•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.
•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
•	dilution to existing shareholders’ position;
•	terms of the offer;
•	financial issues;
•	management’s efforts to pursue other alternatives;
•	control issues; and
•	conflicts of interest.
•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company
•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
•	the reasons for the change;
•	any financial or tax benefits;
•	regulatory benefits;
•	increases in capital structure; and
•	changes to the articles of incorporation or bylaws of the company.
•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	increases in common or preferred stock in excess of the allowable maximum as calculated by the Institutional Shareholder Services, Inc. (“ISS”) Capital Structure Model; and/or
•	adverse changes in shareholder rights.
5.8 Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions
•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
•	offer price/premium;
•	fairness opinion;
•	how the deal was negotiated;
•	conflicts of interests;
•	other alternatives/offers considered; and
•	non-completion risk.
•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	cash-out value;
•	whether the interests of continuing and cashed-out shareholders are balanced; and
•	the market reaction to public announcement of the transaction.
5.9 Joint Venture
•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
•	percentage of assets/business contributed;
•	percentage of ownership;
•	financial and strategic benefits;
•	governance structure;
•	conflicts of interest;
•	other alternatives; and
•	non-completion risk.
5.10 Liquidations
•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.
5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
•	prospects of the combined company anticipated financial and operating benefits;
•	offer price (premium or discount);
•	fairness opinion;
•	how the deal was negotiated;
•	changes in corporate governance;
•	changes in the capital structure; and
•	conflicts of interest.
5.12 Private Placements/Warrants/Convertible Debenture
•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
•	dilution to existing shareholders’ position;

•	terms of the offer;
•	financial issues;
•	management’s efforts to pursue other alternatives;
•	control issues; and
•	conflicts of interest.
•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
5.13 Spinoffs
•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
•	tax and regulatory advantages;
•	planned use of the sale proceeds;
•	valuation of spinoff;
•	fairness opinion;
•	benefits to the parent company;
•	conflicts of interest;
•	managerial incentives;
•	corporate governance changes; and
•	changes in the capital structure.
5.14 Value Maximization Proposals
•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.
5.15 Severance Agreements that are Operative in Event of Change in Control
•	Review CASE-BY-CASE, with consideration given to ISS “transfer-of-wealth” analysis. (See section 8.2).
5.16 Special Purpose Acquisition Corporations (SPACs)
•	Votes on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by ISS which takes in consideration:
•	valuation;
•	market reaction;
•	deal timing;
•	negotiations and process;
•	conflicts of interest;
•	voting agreements; and
•	governance.
6.0	STATE OF INCORPORATION
6.1 Control Share Acquisition Provisions
•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.
6.2 Control Share Cashout Provisions
•	Vote FOR proposals to opt out of control share cash-out statutes.
6.3 Disgorgement Provisions
•	Vote FOR proposals to opt out of state disgorgement provisions.
6.4 Fair Price Provisions
•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
6.5 Freezeout Provisions
•	Vote FOR proposals to opt out of state freeze-out provisions.

6.6 Greenmail
•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Vote on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
6.7 Reincorporation Proposals
•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
6.8 Stakeholder Provisions
•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
6.9 State Anti-takeover Statutes
•	Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
7.0	CAPITAL STRUCTURE
7.1 Adjustments to Par Value of Common Stock
•	Vote FOR management proposals to reduce the par value of common stock.
7.2 Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS which considers the following factors:
•	specific reasons/rationale for the proposed increase;
•	the dilutive impact of the request as determined through an allowable cap generated by ISS’ quantitative model;
•	the board’s governance structure and practices; and
•	risks to shareholders of not approving the request.
•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
7.3 Dual-Class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
•	it is intended for financing purposes with minimal or no dilution to current shareholders; and
•	it is not designed to preserve the voting power of an insider or significant shareholder.
7.4 Issue Stock for Use with Rights Plan
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
7.5 Preemptive Rights
•	Vote on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
7.6 Preferred Stock
•	The Manager will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).
7.7 Recapitalization
•	Vote CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
•	more simplified capital structure;
•	enhanced liquidity;
•	fairness of conversion terms;
•	impact on voting power and dividends;

•	reasons for the reclassification;
•	conflicts of interest; and
•	other alternatives considered.
7.8 Reverse Stock Splits
•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.
7.9 Share Purchase Programs
•	Vote CASE-BY-CASE on management proposals to institute open-market share repurchase plans, taking into consideration, but not limited to, the following factors:
•	whether all shareholders may participate on equal terms;
•	the volume of shares to be repurchased and/or held in treasury;
•	the duration of the authority;
•	whether the repurchase may be used for anti-takeover purposes;
•	past use of repurchased shares; and
•	pricing provisions and other safeguards
*The above factors will take into account market best practices and apply those standards deemed acceptable in the market.
7.10 Stock Distributions: Splits and Dividends
•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.
7.11 Tracking Stock
•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.
8.0	EXECUTIVE AND DIRECTOR COMPENSATION
8.1 Equity-based Compensation Plans
•	Vote compensation proposals on a CASE-BY-CASE basis.
•	The Manager analyzes stock option plans, paying particular attention to their dilutive effect. The Manager opposes compensation proposals that the Manager believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.
•	In certain cases, vote AGAINST equity proposal and compensation committee members taking into consideration whether:
•	the total cost of the company’s equity plans is unreasonable;
•	the plan expressly permits the re-pricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
•	the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;
•	the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
•	the plan is a vehicle for poor pay practices.
•	For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
8.2 Director Compensation
•	Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap; the company’s three year burn rate relative to its industry/market cap peers; and the presence of any egregious plan features.. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.
•	Vote CASE-BY-CASE on the plan, taking into consideration the following qualitative factors disclosed in the proxy statement:
•	the relative magnitude of director compensation as compared to companies of a similar profile;

•	the presence of problematic pay practices relating to director compensation;
•	director stock ownership guidelines and holding requirements;
•	equity award vesting schedules:
•	a minimum vesting of three years for stock options or restricted stock; or
•	deferred stock payable at the end of a three-year deferral period;
•	mix between cash and equity--based compensation
•	meaningful limits on director compensation;
•	the availability of retirement/benefits or perquisites; and
•	the quality of detailed disclosure surrounding director compensation.
8.3 Bonus for Retiring Director
•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.
8.4 Cash Bonus Plan
•	Consider on a CASE-BY-CASE basis. In general, the Manager considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.
8.5 Stock Plans in Lieu of Cash
•	Generally vote FOR management proposals, unless the Manager believe the proposal is excessive.
•	In casting its vote, the Manager reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.
•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
8.6 Pre-Arranged Trading Plans (10b5-1 Plans)
•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
•	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•	an executive may not trade in company stock outside the 10b5-1 Plan; and
•	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
8.7 Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	historic trading patterns;
•	rationale for the repricing;
•	value-for-value exchange;
•	option vesting;
•	term of the option;
•	exercise price;
•	participation; and
•	market best practices
Transfer Stock Option (TSO) Programs
Vote FOR if One-time Transfers:
•	executive officers and non-employee directors are excluded from participating;
•	stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;
•	there is a two-year minimum holding period for sale proceeds.
•	Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.
8.8 Employee Stock Purchase Plans

Qualified Plans
•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
•	purchase price is at least 85% of fair market value;
•	offering period is 27 months or less; and
•	the number of shares allocated to the plan is 10% or less of the outstanding shares.
•	Votes AGAINST employee stock purchase plans where any of the following apply:
•	purchase price is not at least 85% of fair market value;
•	offering period is greater than 27 months; and
•	the number of shares allocated to the plan is more than 10% of the outstanding shares.
Non-Qualified Plans
•	Vote FOR nonqualified employee stock purchase plans with all the following features:
•	broad-based participation;
•	limits on employee contribution;
•	company matching contribution up to 25 percent;
•	no discount on the stock price on the date of purchase.
8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s definition of director independence.
8.10 Employee Stock Ownership Plans (ESOPs)
•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).
8.11 ShareholderProposal to Submit Executive Compensation to Shareholder Vote
•	Vote on a CASE-BY-CASE basis.
8.12 Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
•	Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:
•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices;
•	The board exhibits poor communication and responsiveness to shareholders.
•	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);
•	Evaluation of peer group benchmarking used to set target pay or award opportunities; and
•	Balance of performance-based versus non-performance-based pay.
•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)
•	o	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.
8.13 401(k) Employee Benefit Plans
•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14 Shareholder Proposals Regarding Executive and Director Pay
•	Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
•	Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.
•	Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
8.15 Performance-Based Stock Options
•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
•	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or
•	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.
8.16 Pay-for-Performance
•	Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:
•	What aspects of the company’s short-term and long-term incentive programs are performance-driven?
•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?
•	What type of industry does the company belong to?
•	Which stage of the business cycle does the company belong to?
8.17 Pay-for-Superior-Performance Standard
•	Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.
8.18 Golden Parachutes and Executive Severance Agreements
•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
•	the parachute should be less attractive than an ongoing employment opportunity with the firm;
•	the triggering mechanism should be beyond the control of management;
•	the amount should not exceed three times base salary plus guaranteed benefits; and
•	change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
•	If presented as a separate voting item, the Manager will apply the same policy as above.
•	In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), the Manager will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
8.19 Pension Plan Income Accounting
•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
8.20 Supplemental Executive Retirement Plans (SERPs)
•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.
•	Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21 Claw-back of Payments under Restatements
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
•	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;
•	the nature of the proposal where financial restatement is due to fraud;
•	whether or not the company has had material financial problems resulting in chronic restatements; and/or
•	the adoption of a robust and formal bonus/equity recoupment policy.
•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.
8.22 Tax Gross-Up Proposals
•	Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.
8.23 Bonus Banking/Bonus Banking “Plus”
•	Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company’s past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.
8.24 Golden Coffins/Executive Death Benefits
•	Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.
8.25 Eliminate Accelerated Vesting of Unvested Equity
•	Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity wards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).
9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES
In the case of social, political and environmental responsibility issues, the Manager will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.
•	The Manager will only vote “FOR” a proposal that would clearly:
•	have a discernable positive impact on short-term or long-term share value; or
•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
•	prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;
•	reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.
In the evaluation of social, political, and environmental proposals, the following factors may be considered:
•	what percentage of sales, assets and earnings will be affected;
•	the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;
•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the company’s analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;

•	whether the subject of the proposal is best left to the discretion of the board;
•	whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
ETF TRUST INTERNATIONAL POLICY GUIDELINES
These international voting guidelines shall apply in non-US markets only as a supplement to the general the Manager voting guidelines. The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.
Companies in several non-US markets routinely disclose shareholder vote results. In cases where a management proposal receives a significant level of opposition, the Manager will evaluate how the company has responded to that opposition and may vote AGAINST future relevant resolutions in certain circumstances where the Manager determines the company has not adequately addressed the concerns or responded to the shareholder opposition.
1.0	OPERATIONAL ITEMS
1.1.1 Routine Items
•	Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.
1.1.2 Financial Results/Director and Auditor Reports
•	Vote FOR approval of financial statements and director and auditor reports, unless:
•	there are material concerns about the financials presented or audit procedures used;
•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed;
•	other significant corporate governance concerns exist at the company.
1.1.3 Allocation of Income and Dividends
•	Vote FOR approval of allocation of income and distribution of dividends, unless:
•	the dividend payout ratio has been consistently below 30% without an adequate explanation; or
•	the payout ratio is excessive given the company’s financial position.
1.1.4 Stock (Scrip) Dividend Alternative
•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.
•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
1.1.5 Lower Disclosure Threshold for Stock Ownership
•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.
1.1.6 Controlling Shareholder / Personal Interest
•	Generally vote AGAINST proposals requesting shareholders to indicate whether they are a controlling shareholder, as defined by statute, or possess a personal interest in any resolutions on the agenda, unless such an affiliation or interest has been identified.
1.1.7 Designate Independent Proxy
•	Generally vote FOR proposals to designate an independent proxy unless compelling reasons exist to oppose.
AUDITORS
1.2 Appointment of Internal Statutory Auditors
•	Vote FOR the appointment and reelection of statutory auditors, unless:
•	there are serious concerns about the statutory reports presented or the audit procedures used;
•	questions exist concerning any of the statutory auditors being appointed; or
•	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.
1.3 Remuneration of Auditors
•	Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.
1.4 Indemnification of Auditors
•	Vote AGAINST proposals to indemnify auditors.

1.5 Remuneration of Internal Statutory Auditors
•	Generally vote FOR proposals to fix the remuneration of internal statutory auditors, taking into consideration the proposed remuneration relative to peers, justifications for any proposed increase, and the presence of any concerns with regard to statutory reports or audit procedures used.
2.0	THE BOARD OF DIRECTORS
2.1 Discharge of Board and Management
•	Vote FOR discharge from responsibility of the board and management, unless:
•	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or
•	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.
2.2 Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, taking into account company practices, corporate governance codes, disclosure, and best practices, examining factors such as:
•	Composition of the board and key board committees;
•	Long-term company performance relative to a market index;
•	Corporate governance provisions and takeover activity; and
•	Company practices and corporate governance codes.
There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). Such instances generally fall into the following categories:
•	The board fails to meet minimum corporate governance standards;
•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests;
•	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;
•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•	Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
3.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
3.1 Poison Pills
•	Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:
•	to give the board more time to find an alternative value enhancing transaction; and
•	to ensure the equal treatment of shareholders.
•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:
•	determine whether actions by shareholders constitute a change in control;
•	amend material provisions without shareholder approval;
•	interpret other provisions;
•	redeem the plan without a shareholder vote; or
•	prevent a bid from going to shareholders.
•	Vote AGAINST plans that have any of the following characteristics:
•	unacceptable key definitions;
•	flip-over provision;
•	permitted bid period greater than 60 days;
•	maximum triggering threshold set at less than 20% of outstanding shares;
•	does not permit partial bids;
•	bidder must frequently update holdings;
•	requirement for a shareholder meeting to approve a bid; or
•	requirement that the bidder provide evidence of financing.
•	In addition to the above, a plan must include:
•	an exemption for a “permitted lock up agreement”;

•	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and
•	exclude reference to voting agreements among shareholders.
3.2 Renew Partial Takeover Provision
•	Vote FOR proposals to renew partial takeover provision.
3.3 Depositary Receipts and Priority Shares
•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.
•	Vote AGAINST the introduction of priority shares.
3.4 Issuance of Free Warrants
•	Vote AGAINST the issuance of free warrants.
3.5 Defensive Use of Share Issuances
•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.
4.0	MERGERS AND CORPORATE RESTRUCTURINGS
4.1 Mandatory Takeover Bid Waivers
•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
4.2 Related-Party Transactions
•	In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.
4.3 Expansion of Business Activities
•	Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.
4.4 Independent Appraisals
•	Generally vote FOR proposals to appoint independent appraisal firms and approve associated appraisal reports, unless there are compelling reasons to oppose the proposal.
5.0	CAPITAL STRUCTURE
5.1 Pledge of Assets for Debt
•	The Manager will consider these proposals on a CASE-BY-CASE basis. Generally, the Manager will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.
In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.
5.2 Increase in Authorized Capital
•	Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization, unless the increase would leave the company with less than 30% of its new authorization outstanding.
•	Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet the Manager guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorization.
5.3 Share Issuance Requests
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.
•	Vote FOR issuance requests with preemptive rights to a maximum of 100%* over currently issued capital.
•	Vote FOR issuance requests without preemptive rights to a maximum of 20%* of currently issued capital.
•	The potential use of issuances for antitakeover purposes will be evaluated on a case-by-case basis.
* In the absence of a best practice recommendation on volume of shares to be issued, apply the above guidelines. In markets where the best practice recommends, or where company practice necessitates it (e.g. France, UK, and Hong Kong), the stricter guideline(s) will be applied.
5.4 Reduction of Capital
•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

•	reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.
•	Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.
•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.
5.5 Convertible Debt Issuance Requests
•	Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.
5.6 Debt Issuance Requests (Non-convertible)
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to100% is considered acceptable.
•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.
•	Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.
5.7 Reissuance of Shares Repurchased
•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.
5.8 Capitalization of Reserves for Bonus Issues/Increase in Par Value
•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
5.9 Control and Profit Agreements/Affiliation Agreements with Subsidiaries
•	Vote FOR management proposals to approve parent-subsidiary affiliation agreements including, but not limited to control and profit transfer agreements, unless there are compelling reasons to oppose the proposal.
5.10 Acceptance of Deposits
•	Generally vote AGAINST proposals to accept deposits from shareholders and/or the public, taking into consideration the terms or conditions of the deposit as well as the company’s rationale for additional funding.
6.0	EXECUTIVE AND DIRECTOR COMPENSATION
6.1 Director Remuneration
•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.
•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
6.2 Retirement Bonuses for Directors and Statutory Auditors
•	Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.
•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.
6.2 Executive Remuneration Report or Policy
•	Vote AGAINST such proposals in cases where:
•	The company does not provide shareholders with clear, comprehensive compensation disclosures;
•	The company does not maintain an appropriate pay-for-performance alignment and there is not an emphasis on long-term shareholder value;
•	The arrangement creates the risk of a “pay for failure” scenario;
•	The company does not maintain an independent and effective compensation committee;
•	The company provides inappropriate pay to non-executive directors; or
The company maintains other problematic pay practices.

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Oppenheimer ETF Trust
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OFI Advisor, LLC
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